[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Balanced

April 30, 2002                    [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended April 30, 2002, were a time of emotional and economic recovery from the catastrophic events  of September 11. In addition to dealing harsh blows to our national pride and sense of security, the terrorist attacks steepened the sharpest U.S. economic downturn in 10 years.

     Conditions could have been much worse, however. We're fortunate that
September 11 reawakened America's "can do" spirit, triggering a flurry of activity that reignited the economy. Economic growth turned positive after only one down quarter, and accelerated strongly in the first quarter of this year.

     The nascent recovery created a turning point for U.S. financial markets.
After two years of weakening economic conditions and falling interest rates--which resulted in bonds generally beating stocks--the tables turned as the stock market rallied strongly in the fourth quarter of 2001 and in March
2002. Balanced's bond portfolio effectively cushioned the fund during the tough times until stocks rebounded, pushing fund performance back into positive territory. Balanced's investment team talks more about market conditions, fund performance, and portfolio strategy, beginning on page 2.

     Turning to administrative matters, we're streamlining our funds' annual and semiannual reports to deliver the important investment information you need more efficiently and cost-effectively. At the same time, we're putting more emphasis on quarterly fund commentaries, which should be available on our Web site
(www.americancentury.com) within three weeks after each calendar quarter end.
Quarterly reporting on the Web--in addition to the annual and semiannual report mailings--should help provide you with useful investment information in a more timely fashion.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2
BALANCED

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   12
   Statement of Operations ................................................   13
   Statement of Changes
      in Net Assets .......................................................   14
   Notes to Financial
      Statements ..........................................................   15
   Financial Highlights ...................................................   19
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   22
   Background Information
      Investment Philosophy
         and Policies .....................................................   23
      Comparative Indices .................................................   23
      Investment Team
         Leaders ..........................................................   23
      Credit Rating
         Guidelines .......................................................   23
   Glossary ...............................................................   24

                                                  www.americancentury.com      1

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

MILD RECESSION TO SLOW RECOVERY

     A stronger-than-expected first-quarter rebound from the worst U.S. economic downturn in a decade--tempered by uncertainties about the longer-term strength and sustainability of the recovery--set the tone for the six months ended April
30, 2002. After four consecutive quarters of mostly bad news in 2000 and 2001, the economy finally appeared to improve a little in the fourth quarter of 2001, then blossomed beyond most expectations in the first quarter of 2002.

     The economy responded emphatically to an outpouring of monetary and fiscal stimuli, including 11 interest rate cuts by the Federal Reserve and billions of dollars worth of tax cuts and government spending. After declining at a 1.3%
annual rate in the third quarter of last year and growing just 1.7% in the fourth quarter, the economy surged ahead at an over 5% annual pace in the first quarter of this year.

     Consumer spending and a healthy housing market helped prop up the economy.
Low mortgage interest rates kept housing afloat and stimulated a wave of refinancing, which put cash in consumers' pockets at a critical time.
Zero-percent financing helped boost car sales, giving the economy a much-needed jolt. But business spending lagged, raising questions about the sustainability of the recovery.

STOCKS CLIMBED BUT WERE  VERY VOLATILE

     After two years of trailing bonds, the S&P 500 finally broke back into positive territory (see the Stock Market Returns table at left). But the growth discipline continued to lag value, while mid- and small-cap stocks generally trounced large-cap shares. "Old Economy" industrials on average significantly outperformed "New Economy" technology and
telecommunications stocks. Top-performing sectors included consumer goods, financial services, and basic materials.

     Despite the improving economy, stock performance was undermined by a host of investor concerns, including uninspiring earnings, modest growth projections, high-profile bankruptcy filings, escalating tension and violence in the Middle
East, worries about higher oil prices, and concerns about corporate accounting irregularities.

BONDS WERE MIXED

     The transition from recession to recovery didn't favor most U.S. bonds, especially Treasurys. Treasury yields jumped as investors anticipated stronger economic conditions and  higher interest rates. The benchmark  10-year Treasury note's yield rose from 4.23% to 5.10%, and its total return was -4.16%.
Treasurys in general were the worst-performing major sector of the investment-grade taxable bond market.

     Conversely, mortgage-backed securities (MBS) were a leading sector. MBS owed their relative success to: 1) reduced refinancings as interest rates started to rise; 2) their yield advantage over Treasurys; 3) their lower sensitivity to interest rate changes (shorter durations); and 4) their high credit quality, important at a time of questionable corporate financial health.

[left margin]

"AFTER TWO YEARS OF TRAILING BONDS, THE S&;P 500 FINALLY BROKE BACK
INTO POSITIVE TERRITORY."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2002

S&P 500                              2.29%
   Value                             3.91%
   Growth                            0.41%

S&P MIDCAP 400                      20.02%
   Value                            25.81%
   Growth                           14.08%

S&P SMALLCAP 600                    26.04%
   Value                            32.88%
   Growth                           19.05%

NASDAQ COMPOSITE                     0.06%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices that split each full S&P index into mutually exclusive value and growth groups.

BOND MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2002

LEHMAN AGGREGATE BOND INDEX         -0.01%

Lehman Fixed-Rate Mortgage-Backed
   Securities Index                  1.57%

Lehman Corporate Bond Index          0.88%

Lehman Agency Bond Index            -0.51%

Lehman Treasury Bond Index          -1.88%

Source: Bloomberg Financial Markets

2      1-800-345-2021

Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                                INVESTOR CLASS                        ADVISOR CLASS           INSTITUTIONAL CLASS
                             (INCEPTION 10/20/88)                   (INCEPTION 1/6/97)         (INCEPTION 5/1/00)

                 BALANCED   BLENDED   S&P 500        LEHMAN        BALANCED      BLENDED       BALANCED      BLENDED
                             INDEX                  AGGREGATE                     INDEX                       INDEX
                                                    BOND INDEX
===================================================================================================================
6 MONTHS(1) ...... 1.39%     1.37%       2.29%       -0.01%          1.27%        1.37%          1.49%        1.37%
1 YEAR .......... -5.14%    -4.45%     -12.64%        7.84%         -5.38%       -4.45%         -4.96%       -4.45%
===================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......... -0.59%    -0.62%      -5.75%        7.06%         -0.84%       -0.62%           --           --
5 YEARS .......... 6.31%     7.59%       7.55%        7.66%          6.05%        7.59%           --           --
10 YEARS ......... 7.56%    10.34%      12.22%        7.51%           --           --             --           --
LIFE OF FUND ..... 9.68%    11.22%(2)   13.16%(2)     8.31%(2)       5.57%        8.20%(3)      -4.88%       -3.65%(4)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 10/31/88, the date nearest the class's inception for which data are available.

(3) Index data since 12/31/96, the date nearest the class's inception for which data are available.

(4) Index data since 4/30/00, the date nearest the class's inception for which data are available.

See pages 22-24 for information about share classes, indices, and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and blended index are provided in the graph at left, while the blended index is provided in the graph below. Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                                  www.americancentury.com      3

Balanced--Performance Review
--------------------------------------------------------------------------------

By Jeff Tyler (equity team leader) and Jeff Houston (fixed-income team leader)

PERFORMANCE OVERVIEW

     Balanced posted a positive return for the six months ended April 30, 2002.
That reflected the fact that the S&P 500 stock index rebounded a bit to outperform the Lehman Brothers Aggregate Bond Index over six months for the first time in two years (see the six-month returns in the Total Returns table on the previous page).*

     At the same time, the portfolio also beat its benchmark, a custom 60%
stock/ 40% bond index based on the S&P 500 and the Lehman Aggregate. The portfolio outperformed the blended index primarily because Balanced's equity holdings finished ahead of the S&P 500.

STOCK STRATEGY & PERFORMANCE

     In Balanced's equity portfolio, we try to maintain broad exposure to businesses throughout the economy. We attempt to pick the best stocks in every industry without making big bets on specific sectors. We did a good job of picking stocks in consumer-based industries like retail stores and homebuilding, as well as in the financial and health care sectors. But our picks in industries like semiconductors and electric utilities were a slight drag on performance.

     We held overweights in some of the best consumer sector
performers--household names like Pier 1, Circuit City, Office Depot, and Sears.
Homebuilding stocks also shot higher as homes sold at a nearly record-breaking clip. Some of our best performers were Lennar, NVR, and Ryland.

     Financial stocks generally advanced during the period, helped by low interest rates. Our overweights in mid-cap insurers like Fidelity National and
Radian gave the portfolio a boost. And overweights in market leaders like Bank of America, as well as the regional bank UnionBanCal, gave us strong performance relative to the index.

     Our approach tends to lead us away from high-priced stocks. That helped us outperform the S&P 500, but dragged down performance in the case of semiconductors. Semiconductors were the best performers in the tech sector, but we were slightly underweight in Intel and other industry names because we didn't see enough demand growth to justify the industry's high prices.

     Another area that detracted from the portfolio's performance was electric utilities. The economic slowdown lowered demand and prices for power, while accounting scrutiny revealed  off-balance-sheet liabilities and some revenue-booking problems. Mirant weighed on the portfolio, but avoiding Dynegy and El Paso helped.

BOND STRATEGY & PERFORMANCE

     In Balanced's bond portfolio, we try to maintain broad exposure to the taxable, investment-grade bond sectors represented in the Lehman Brothers
Aggregate Bond Index--particularly mortgage-backed securities (MBS), corporates, and Treasurys--overweighting those sectors that appear to have the most attractive values and yields.

     The transition from recession to recovery--with the accompanying shift in
Federal Reserve interest rate policy--made the investment climate less hospitable for bonds, especially Treasurys. Treasurys tend to have longer durations (more price sensitivity to changes in interest rates) than most other bonds.

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                          AS OF 4/30/02
NET ASSETS                              $670.4 MILLION(1)

                                      4/30/02      10/31/01
30-DAY SEC YIELD(2)                    2.45%         2.17%
EXPENSE RATIO(2)                       0.90%(3)      0.90%

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                                       AS OF APRIL 30, 2002
COMMON STOCKS & FUTURES                       60.1%
MORTGAGE- & ASSET-BACKED
   SECURITIES                                 21.9%
CORPORATE BONDS                               11.4%
U.S. TREASURY SECURITIES                       3.8%
U.S. GOVERNMENT AGENCY
   SECURITIES                                  2.8%

TOP TEN STOCK HOLDINGS
                                      % OF EQUITY PORTFOLIO
                                       AS OF         AS OF
                                      4/30/02      10/31/01
BANK OF AMERICA
   CORP.                               3.6%          2.2%
MICROSOFT CORP.                        3.2%          3.2%
PFIZER, INC.                           3.0%          3.5%
JOHNSON & JOHNSON                      3.0%          3.0%
GENERAL ELECTRIC CO.                   2.9%          3.8%
CITIGROUP INC.                         2.8%          3.5%
EXXONMOBIL CORP.                       2.0%          2.1%
PROCTER & GAMBLE CO.                   2.0%          1.1%
INTEL CORP.                            1.8%          0.7%
BEAR STEARNS
   COMPANIES INC.                      1.7%           --

(1) Includes Investor, Advisor, and Institutional Classes.

(2) Investor Class.

(3) Annualized.

Investment terms are defined in the Glossary on pages 24-25.

4      1-800-345-2021

Balanced--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

     Intermediate maturity/moderate duration securities--particularly those with higher yields--tended to perform best during the six months. Longer duration/higher maturity bonds got crushed in December and March, when recovery optimism ran relatively high and the stock market rallied.

     MBS and corporates significantly outperformed Treasurys during the six months, and we did a good job of assigning appropriate weightings to those sectors. We also did a good job  of managing the portfolio's duration, keeping it a bit short to cushion the impact of rising interest rates.

     We didn't do quite as well with our security selection in the corporate sector, where some positions in the troubled energy distribution and telecommunications industries detracted from performance. We avoided Enron bonds, but the fallout from Enron's collapse undermined some of our other holdings.

ECONOMIC OUTLOOK

     The recovery from last year's recession appeared to lose momentum in the second quarter. The widely-followed ISM indices for manufacturing and services continued to indicate expansion, while consumer spending and the housing sector stayed strong. However, the corporate picture--including earnings, employment, and spending--remained fuzzy. Ongoing concerns about business scandals and an outbreak of war in the Middle East also kept a collar on optimism. And adding his weight to the debate, Federal Reserve Chairman Alan Greenspan suggested the recovery's strength is still uncertain. Most economists expect the Fed to delay any interest rate increases until late summer or fall at the earliest.

STOCK OUTLOOK & STRATEGY

     Looking forward, an important question is whether or not the nascent recovery eventually translates into stronger corporate profits. Stock valuations are still relatively high, which means profits will probably have to grow considerably, or the highest-priced stocks could fall further. Conversely, if earnings start exceeding expectations, stocks could rally.

     No matter what scenario ultimately plays out, we plan to continue focusing on building the portfolio based on fundamental analysis of individual companies, while seeking to maintain the portfolio's favorable balance of risk and reward.

BOND OUTLOOK & STRATEGY

     Barring another Sept. 11-like incident, the longer-term outlook for
Treasurys isn't favorable. At some point, the economy should regain enough strength and momentum for the Fed to start raising interest rates. And if the
Fed doesn't move, the longer it keeps its target rate at 1.75%, the more nervous bond investors are likely to get about future inflation. A weakening U.S. dollar is also contributing to heightened inflation awareness.

     Therefore, we plan to continue favoring non-Treasury sectors. But given the recent outperformance of MBS and signs of economic recovery, we have reduced our
MBS overweight. We've overweighted corporates instead, focusing on further diversifying our corporate holdings and adding bonds from cyclical companies that we expect to benefit from the recovery. And since we expect the recovery to be slow and protracted, we plan to keep duration modestly short and not get too defensive.

[right margin]

TOP FIVE STOCK INDUSTRIES
                                         % OF EQUITY PORTFOLIO
                                          AS OF         AS OF
                                         4/30/02      10/31/01
DRUGS                                     10.9%         10.3%
BANKS                                      9.8%          9.2%
FINANCIAL SERVICES                         6.2%          7.4%
ENERGY RESERVES &
   PRODUCTION                              5.5%          5.2%
SEMICONDUCTOR                              4.6%          3.3%

FIXED-INCOME PORTFOLIO
PORTFOLIO SENSITVITY TO INTEREST RATES
                                          AS OF         AS OF
                                         4/30/02      10/31/01
WEIGHTED AVERAGE
   MATURITY                              6.4 YRS      7.1 YRS
DURATION                                 4.4 YRS      4.4 YRS

PORTFOLIO CREDIT QUALITY
                                      % OF FIXED-INCOME PORTFOLIO
                                          AS OF         AS OF
                                         4/30/02      10/31/01
AAA                                        70%          71%
AA                                          2%           --
A                                           6%           8%
BBB                                        20%          16%
BB                                          1%           5%
B                                           1%           --

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
23 for more information.

Investment terms are defined in the Glossary on pages 24-25.

                                                  www.americancentury.com      5

Balanced--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                          ($ in Thousands)                          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 59.5%

AIRLINES -- 0.1%
                   35,200  Southwest Airlines Co.                       $    641
                                                                        --------
ALCOHOL -- 0.4%
                   48,700  Anheuser-Busch Companies, Inc.                  2,581
                                                                        --------
BANKS -- 5.8%
                    3,400  Bancorpsouth Inc.                                  74
                  194,500  Bank of America Corp.                          14,098
                  258,600  Citigroup Inc.                                 11,197
                   32,300  Comerica Inc.                                   2,030
                  140,700  First Tennessee National Corp.                  5,439
                   25,500  Hibernia Corp. Cl A                               509
                  112,500  UnionBanCal Corp.                               5,445
                                                                        --------
                                                                          38,792
                                                                        --------
CHEMICALS -- 0.7%
                   23,200  Ashland Inc.                                      947
                    8,400  Dow Chemical Co.                                  267
                   34,700  du Pont (E.I.) de Nemours &
                              Co.                                          1,544
                    1,400  Lubrizol Corp.                                     48
                   13,200  Sealed Air Corp.(1)                               590
                   49,200  Sherwin-Williams Co.                            1,512
                                                                        --------
                                                                           4,908
                                                                        --------
CLOTHING STORES -- 0.3%
                  109,700  Foot Locker Inc.(1)                             1,728
                    2,300  Ross Stores, Inc.                                  93
                                                                        --------
                                                                           1,821
                                                                        --------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 2.6%
                   99,200  Dell Computer Corp.(1)                          2,613
                   37,100  EMC Corporation(1)                                339
                  101,700  Hewlett-Packard Co.                             1,739
                   39,600  IKON Office Solutions Inc.                        515
                   63,700  International Business Machines
                              Corp.                                        5,336
                   25,800  Pitney Bowes, Inc.                              1,086
                   55,200  Storage Technology Corp.(1)                     1,136
                   77,500  Tech Data Corp.(1)                              3,668
                   99,400  Xerox Corp.(1)                                    880
                                                                        --------
                                                                          17,312
                                                                        --------
COMPUTER SOFTWARE -- 2.4%
                   32,700  Mentor Graphics Corp.(1)                          631
                  241,100  Microsoft Corp.(1)                             12,598
                  182,400  Oracle Corporation(1)                           1,832
                   19,200  Siebel Systems, Inc.(1)                           465
                    5,000  Symantec Corp.(1)                                 177
                                                                        --------
                                                                          15,703
                                                                        --------

Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 0.9%
                   48,600  Lennar Corp.                                 $  2,699
                    1,500  NVR, Inc.(1)                                      555
                   24,800  Ryland Group, Inc. (The)                        2,728
                                                                        --------
                                                                           5,982
                                                                        --------
CONSUMER DURABLES -- 0.6%
                   50,300  Whirlpool Corp.                                 3,770
                                                                        --------
DEFENSE/AEROSPACE -- 1.2%
                   41,200  Boeing Co.                                      1,838
                  112,600  Goodrich Corporation                            3,594
                   36,100  Honeywell International Inc.                    1,324
                   14,200  ITT Industries, Inc.                              992
                                                                        --------
                                                                           7,748
                                                                        --------
DEPARTMENT STORES -- 2.7%
                   31,200  Dillard's Inc.                                    764
                  121,600  Federated Department Stores, Inc.(1)            4,831
                   96,000  J. C. Penney Company, Inc.                      2,087
                   79,900  Sears, Roebuck & Co.                            4,215
                  105,600  Wal-Mart Stores, Inc.                           5,899
                                                                        --------
                                                                          17,796
                                                                        --------
DRUGS -- 6.5%
                   18,700  Allergan, Inc.                                  1,233
                   13,000  Barr Laboratories, Inc.(1)                        866
                  101,200  Bristol-Myers Squibb Co.                        2,915
                    2,700  Eli Lilly and Company                             178
                    3,175  IVAX Corp.(1)                                      37
                  183,600  Johnson & Johnson                              11,725
                  103,100  Merck & Co., Inc.                               5,602
                  144,800  Mylan Laboratories Inc.                         3,834
                  324,900  Pfizer, Inc.                                   11,811
                   94,600  Pharmacia Corp.                                 3,900
                   22,000  SICOR Inc.(1)                                     390
                   19,000  Watson Pharmaceuticals, Inc.(1)                   467
                                                                        --------
                                                                          42,958
                                                                        --------
ELECTRICAL EQUIPMENT -- 1.3%
                   47,600  Anixter International Inc.(1)                   1,378
                   13,500  Celestica Inc.(1)                                 374
                  238,400  Cisco Systems Inc.(1)                           3,491
                   42,000  Flextronics International Ltd. ADR(1)             584
                  146,800  Scientific-Atlanta, Inc.                        2,936
                                                                        --------
                                                                           8,763
                                                                        --------
ELECTRICAL UTILITIES -- 0.6%
                   10,700  Edison International(1)                           194
                    6,900  PPL Corporation                                   263
                  140,600  Reliant Energy, Inc.                            3,569
                                                                        --------
                                                                           4,026
                                                                        --------
ENERGY RESERVES & PRODUCTION -- 3.3%
                    1,400  Anadarko Petroleum Corp.                           75
                   65,200  ChevronTexaco Corp.                             5,653
                  201,100  Exxon Mobil Corp.                               8,079

6     1-800-345-2021                           See Notes to Financial Statements

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2002 (UNAUDITED)

Shares                          ($ in Thousands)                          Value
--------------------------------------------------------------------------------

                  188,500  Occidental Petroleum Corp.                   $  5,419
                   50,496  Royal Dutch Petroleum Co.
                              New York Shares                              2,639
                                                                        --------
                                                                          21,865
                                                                        --------
ENTERTAINMENT -- 0.7%
                  210,250  AOL Time Warner Inc.(1)                         3,999
                   25,300  Carnival Corporation Cl A                         843
                                                                        --------
                                                                           4,842
                                                                        --------
FINANCIAL SERVICES -- 3.7%
                   23,300  Block (H & R), Inc.                               935
                   72,500  Fannie Mae                                      5,722
                   62,800  Freddie Mac                                     4,104
                  364,400  General Electric Co.(2)                        11,497
                   10,200  Household International, Inc.                     595
                   28,000  MBNA Corp.                                        993
                   41,900  Metris Companies Inc.                             546
                                                                        --------
                                                                          24,392
                                                                        --------
FOOD & BEVERAGE -- 1.7%
                   14,375  Archer-Daniels-Midland Co.                        191
                   13,900  Coca-Cola Company (The)                           772
                   35,100  ConAgra Foods, Inc.                               860
                    6,600  Dean Foods Co.(1)                                 244
                   51,312  Dole Food Company, Inc.                         1,707
                   41,800  PepsiCo, Inc.                                   2,169
                   44,700  Sara Lee Corp.                                    947
                  128,000  Smithfield Foods Inc.(1)                        2,701
                    9,000  Tyson Foods, Inc. Cl A                            126
                   26,600  Unilever N.V. New York Shares                   1,721
                                                                        --------
                                                                          11,438
                                                                        --------
FOREST PRODUCTS & PAPER -- 0.4%
                   11,900  Georgia-Pacific Corp.                             345
                  102,800  Pactiv Corp.(1)                                 2,125
                    1,000  United Stationers Inc.(1)                          39
                                                                        --------
                                                                           2,509
                                                                        --------
GAS & WATER UTILITIES -- 0.5%
                  128,966  Sempra Energy                                   3,298
                                                                        --------
GROCERY STORES -- 0.4%
                   64,300  Supervalu Inc.                                  1,929
                   52,200  Winn-Dixie Stores, Inc.                           906
                                                                        --------
                                                                           2,835
                                                                        --------
HEAVY MACHINERY -- 0.3%
                   83,400  Agco Corp.(1)                                   1,895
                                                                        --------
HOME PRODUCTS -- 1.2%
                   86,900  Procter & Gamble Co. (The)                      7,844
                                                                        --------
HOTELS -- 0.2%
                   63,100  Cendant Corporation(1)                          1,135
                                                                        --------

Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.4%
                    7,500  Magna International Inc. Cl A                $    554
                   53,200  Shaw Group Inc. (The)(1)                        1,624
                   10,341  Tyco International Ltd.                           191
                                                                        --------
                                                                           2,369
                                                                        --------
INDUSTRIAL SERVICES -- 0.1%
                   11,900  Rent-A-Center Inc.(1)                             717
                                                                        --------
INFORMATION SERVICES -- 1.7%
                   28,200  CSG Systems International, Inc.(1)                742
                   54,500  Electronic Data Systems Corp.                   2,957
                  113,900  Equifax Inc.                                    3,112
                      600  Fair, Isaac and Co., Inc.                          33
                   29,800  First Data Corp.                                2,369
                   43,300  Reynolds & Reynolds Co. Cl A                    1,254
                   35,700  Viad Corp.                                      1,088
                                                                        --------
                                                                          11,555
                                                                        --------
INTERNET -- 0.1%
                   15,600  Overture Services Inc.(1)                         533
                                                                        --------
INVESTMENT TRUSTS -- 0.7%
                   41,300  Standard and Poor's 500
                              Depositary Receipt                           4,460
                                                                        --------
LEISURE -- 0.3%
                   11,900  GTECH Holdings Corp.(1)                           713
                   23,900  International Game Technology(1)                1,504
                                                                        --------
                                                                           2,217
                                                                        --------
LIFE & HEALTH INSURANCE -- 1.2%
                   61,700  CIGNA Corp.                                     6,725
                   19,100  Lincoln National Corp.                            915
                      500  UnumProvident Corp.                                14
                                                                        --------
                                                                           7,654
                                                                        --------
MEDIA(3)
                    5,500  Viacom, Inc. Cl B(1)                              259
                                                                        --------
MEDICAL PRODUCTS & SUPPLIES -- 1.4%
                   61,700  Bard (C.R.), Inc.                               3,390
                   57,900  Fisher Scientific International(1)              1,649
                   10,000  Henry Schein, Inc.(1)                             476
                   57,300  Hillenbrand Industries, Inc.                    3,701
                                                                        --------
                                                                           9,216
                                                                        --------
MEDICAL PROVIDERS & SERVICES -- 1.0%
                   10,900  Anthem, Inc.(1)                                   743
                   72,075  Oxford Health Plans, Inc.(1)                    3,328
                   37,300  Wellpoint Health Networks Inc.(1)               2,800
                                                                        --------
                                                                           6,871
                                                                        --------
MINING & METALS -- 0.3%
                   48,500  Alcoa Inc.                                      1,651
                   13,800  Ball Corporation                                  656
                                                                        --------
                                                                           2,307
                                                                        --------

See Notes to Financial Statements                 www.americancentury.com      7

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2002 (UNAUDITED)

Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 1.1%
                   38,500  ArvinMeritor, Inc.                           $  1,220
                   25,600  Johnson Controls, Inc.                          2,208
                   73,200  Lear Corporation(1)                             3,764
                                                                        --------
                                                                           7,192
                                                                        --------
OIL REFINING -- 0.7%
                  125,200  Marathon Oil Corp.                              3,639
                   16,600  Valero Energy Corp.                               716
                                                                        --------
                                                                           4,355
                                                                        --------
OIL SERVICES -- 0.1%
                   12,300  BJ Services Co.(1)                                452
                                                                        --------
PROPERTY & CASUALTY INSURANCE -- 2.3%
                   40,500  American International Group, Inc.              2,799
                   90,600  Fidelity National Financial, Inc.               2,795
                   99,300  Jefferson-Pilot Corp.                           4,974
                   65,600  Old Republic International Corp.                2,180
                   43,400  Radian Group Inc.                               2,252
                                                                        --------
                                                                          15,000
                                                                        --------
PUBLISHING -- 0.3%
                  108,600  American Greetings Corp. Cl A                   1,928
                                                                        --------
RAILROADS -- 0.1%
                    7,100  Union Pacific Corp.                               403
                                                                        --------
RESTAURANTS(3)
                    2,800  Applebee's International Inc.                     109
                                                                        --------
SECURITIES & ASSET MANAGEMENT -- 1.1%
                  111,300  Bear Stearns Companies Inc. (The)               6,894
                      400  John Hancock Financial Services,
                              Inc.                                            15
                    5,000  Lehman Brothers Holdings Inc.                     295
                                                                        --------
                                                                           7,204
                                                                        --------
SEMICONDUCTOR -- 2.7%
                   32,000  Analog Devices, Inc.(1)                         1,183
                   70,600  Applied Materials, Inc.(1)                      1,717
                   34,800  Arrow Electronics, Inc.(1)                        919
                   59,900  Avnet Inc.                                      1,535
                   63,900  ESS Technology, Inc.(1)                         1,021
                  253,000  Intel Corp.                                     7,239
                   16,100  KLA-Tencor Corporation(1)                         949
                   22,600  Linear Technology Corp.                           878
                   10,700  Micron Technology, Inc.(1)                        254
                   75,800  Texas Instruments Inc.                          2,344
                                                                        --------
                                                                          18,039
                                                                        --------
SPECIALTY STORES -- 1.5%
                   25,000  Autozone Inc.(1)                                1,900
                   23,300  Blockbuster, Inc.                                 666
                   29,000  NBTY, Inc.(1)                                     498
                  130,500  Office Depot, Inc.(1)                           2,497
                   89,500  Pier 1 Imports, Inc.                            2,144
                   11,400  RadioShack Corp.                                  356

Shares/Principal Amount         ($ in Thousands)                           Value
--------------------------------------------------------------------------------

                   15,600  Sonic Automotive Inc.(1)                     $    600
                   32,400  Zale Corp.(1)                                   1,287
                                                                        --------
                                                                           9,948
                                                                        --------
TELEPHONE -- 2.3%
                  206,300  AT&T Corp.                                      2,707
                   79,500  BellSouth Corp.                                 2,413
                  144,900  SBC Communications Inc.                         4,501
                  136,700  Verizon Communications                          5,482
                  124,800  WorldCom, Inc. - WorldCom Group(1)                308
                                                                        --------
                                                                          15,411
                                                                        --------
THRIFTS -- 0.2%
                   42,900  Washington Mutual, Inc.                         1,619
                                                                        --------
TOBACCO -- 0.7%
                   81,700  Philip Morris Companies Inc.                    4,447
                                                                        --------
TRUCKING, SHIPPING & AIR FREIGHT(3)
                    4,500  FedEx Corp.(1)                                    233
                                                                        --------
WIRELESS TELECOMMUNICATIONS -- 0.7%
                   63,000  ALLTEL Corp.                                    3,118
                  177,600  AT&T Wireless Services Inc.(1)                  1,590
                    5,700  QUALCOMM Inc.(1)                                  172
                                                                        --------
                                                                           4,880
                                                                        --------
TOTAL COMMON STOCKS                                                      394,232
                                                                        --------
   (Cost $363,546)

MORTGAGE-BACKED SECURITIES(4) -- 15.1%
                 $  1,998  FHLMC, 7.00%, 10/1/12                           2,097
                    2,654  FHLMC, 6.50%, 1/1/28                            2,707
                    7,287  FHLMC, 6.50%, 1/1/31                            7,391
                    2,657  FNMA, 6.00%, 2/1/09                             2,750
                      218  FNMA, 6.50%, 5/1/11                               227
                    2,242  FNMA, 7.50%, 11/1/11                            2,380
                       44  FNMA, 6.50%, 10/1/12                               45
                      281  FNMA, 6.50%, 5/1/13                               291
                    1,219  FNMA, 6.50%, 6/1/13                             1,265
                    1,055  FNMA, 6.00%, 1/1/14                             1,082
                    3,771  FNMA, 6.00%, 4/1/14                             3,866
                      976  FNMA, 5.50%, 12/1/16                              970
                    2,512  FNMA, 6.50%, 1/1/28                             2,559
                    1,483  FNMA, 6.50%, 1/1/28                             1,511
                    2,499  FNMA, 7.00%, 1/1/28                             2,590
                    2,206  FNMA, 6.00%, 1/1/29                             2,199
                    1,998  FNMA, 6.50%, 1/1/29                             2,035
                    3,367  FNMA, 6.00%, 2/1/29                             3,357
                    2,016  FNMA, 7.50%, 7/1/29                             2,109
                    1,247  FNMA, 7.00%, 5/1/30                             1,288
                    3,023  FNMA, 7.50%, 9/1/30                             3,159
                    7,916  FNMA, 6.00%, 7/1/31                             7,833
                    2,910  FNMA, 6.00%, 8/1/31                             2,879
                    5,404  FNMA, 6.50%, 9/1/31                             5,476
                    4,534  FNMA, 7.00%, 9/1/31                             4,683

8     1-800-345-2021                           See Notes to Financial Statements

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2002 (UNAUDITED)

Principal Amount                ($ in Thousands)                           Value
--------------------------------------------------------------------------------

                 $  2,984  FNMA, 6.00%, 12/1/31                         $  2,952
                    2,952  FNMA, 6.00%, 1/1/32                             2,920
                    5,703  FNMA, 6.50%, 1/1/32                             5,778
                    2,568  GNMA, 7.00%, 4/20/26                            2,659
                    1,604  GNMA, 7.50%, 8/15/26                            1,694
                    1,345  GNMA, 7.00%, 2/15/28                            1,394
                    1,444  GNMA, 7.50%, 2/15/28                            1,522
                    1,996  GNMA, 7.00%, 12/15/28                           2,068
                    1,301  GNMA, 8.00%, 12/15/29                           1,381
                    5,417  GNMA, 7.00%, 5/15/31                            5,601
                    5,476  GNMA, 6.50%, 2/15/32                            5,557
                                                                        --------
TOTAL MORTGAGE-BACKED SECURITIES                                         100,275
                                                                        --------
   (Cost $97,792)

CORPORATE BONDS -- 11.4%

BANKS -- 1.0%
                    3,250  Bank of America Corp., 6.625%,
                              6/15/04                                      3,430
                    1,500  Citigroup Inc., 6.50%, 1/18/11                  1,537
                    1,500  First Union National Bank, 7.80%,
                              8/18/10                                      1,664
                                                                        --------
                                                                           6,631
                                                                        --------
DEFENSE/AEROSPACE -- 0.2%
                    1,500  TRW Inc., 8.75%, 5/15/06                        1,614
                                                                        --------
DEPARTMENT STORES -- 0.3%
                    1,500  Federated Department Stores,
                              8.50%, 6/1/10                                1,685
                                                                        --------
DIVERSIFIED -- 0.5%
                    2,750  Morgan Stanley TRACERS(SM),
                              7.78%, 3/1/32 (Acquired
                              3/15/02, Cost $2,863)(5)                     2,849
                                                                        --------
ELECTRICAL UTILITIES -- 1.6%
                    2,200  Calpine Corp., 8.25%, 8/15/05                   1,982
                    3,400  Cilcorp, Inc., 8.70%, 10/15/09                  3,616
                    1,500  Constellation Energy Group Inc.,
                              6.35%, 4/1/07                                1,523
                    2,400  Constellation Energy Group Inc.,
                              7.00%, 4/1/12                                2,445
                    1,500  XCEL Energy Inc., 7.00%,
                              12/1/10                                      1,479
                                                                        --------
                                                                          11,045
                                                                        --------
ENERGY RESERVES & PRODUCTION -- 1.0%
                    1,750  Burlington Resources Finance Co.,
                              6.50%, 12/1/11                               1,757
                    1,750  Devon Financing Corp. ULC,
                              6.875%, 9/30/11                              1,775
                    2,700  Duke Capital Corp., VRN, 2.71%,
                              5/16/02, resets monthly off the
                              1-month LIBOR plus 0.85%
                              with no caps                                 2,700
                      700  Williams Cos. Inc., 7.125%,
                              9/1/11                                         680
                                                                        --------
                                                                           6,912
                                                                        --------

Principal Amount                ($ in Thousands)                          Value
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.3%
                 $  1,600  AOL Time Warner Inc., 7.625%,
                              4/15/31                                   $  1,497
                      200  AOL Time Warner Inc., 7.70%,
                              5/1/32                                         188
                                                                        --------
                                                                           1,685
                                                                        --------
ENVIRONMENTAL SERVICES -- 0.2%
                    1,000  Waste Management Inc., 7.00%,
                              10/15/06                                     1,026
                                                                        --------
FINANCIAL SERVICES -- 2.1%
                    1,000  CIT Group Inc., 5.625%, 5/17/04                   965
                    3,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                      3,115
                    2,700  Ford Motor Credit Co., 6.75%,
                              5/15/05                                      2,749
                    2,000  Ford Motor Credit Co., 7.25%,
                              10/25/11                                     1,996
                    3,950  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                              3,956
                    1,000  Household Finance Corp., 6.75%,
                              5/15/11                                        994
                                                                        --------
                                                                          13,775
                                                                        --------
FOREST PRODUCTS & PAPER -- 0.2%
                    1,500  Abitibi-Consolidated Inc., 6.95%,
                              12/15/06                                     1,475
                                                                        --------
GAS & WATER UTILITIES -- 0.3%
                    2,000  Consolidated Natural Gas
                              Company, 6.25%, 11/1/11                      1,964
                                                                        --------
GROCERY STORES -- 0.3%
                    2,000  Delhaize America Inc., 8.125%,
                              4/15/11                                      2,161
                                                                        --------
HOTELS -- 0.2%
                    1,250  Harrah's Operating Co. Inc.,
                              7.50%, 1/15/09                               1,300
                                                                        --------
INDUSTRIAL PARTS -- 0.2%
                    1,750  Tyco International Group SA,
                              6.125%, 1/15/09                              1,390
                                                                        --------
MEDIA -- 0.8%
                    3,000  Comcast Cable Communications,
                              8.375%, 5/1/07                               3,211
                    1,100  COX Communications Inc., 6.75%,
                              3/15/11                                      1,054
                    1,100  CSC Holdings Inc., 7.625%,
                              7/15/18                                        953
                                                                        --------
                                                                           5,218
                                                                        --------
MEDICAL PRODUCTS & SUPPLIES -- 0.4%
                    2,800  Beckman Coulter Inc., 7.45%,
                              3/4/08                                       2,983
                                                                        --------
RAILROADS -- 0.3%
                    2,300  Union Pacific Corp., 6.50%,
                              4/15/12                                      2,314
                                                                        --------

See Notes to Financial Statements                 www.americancentury.com      9

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2002 (UNAUDITED)

Principal Amount                ($ in Thousands)                          Value
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
                 $  3,000  EOP Operating LP, 6.75%,
                              2/15/08                                   $  3,070
                                                                        --------
SECURITIES & ASSET MANAGEMENT -- 0.4%
                    2,800  Morgan Stanley Dean Witter
                              & Co., 5.80%, 4/1/07                         2,832
                                                                        --------
TELEPHONE -- 0.6%
                    3,000  AT&T Corp., 7.30%, 11/15/11
                              (Acquired 12/4/01,
                              Cost $3,049)(5)                              2,757
                    2,150  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $2,173)(5)                     1,054
                                                                        --------
                                                                           3,811
                                                                        --------
TOTAL CORPORATE BONDS                                                     75,740
                                                                        --------
   (Cost $76,870)

ASSET-BACKED SECURITIES(4) -- 4.1%
                    3,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                      3,120
                    2,800  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                      2,907
                    1,800  Connecticut RRB Special Purpose
                              Trust Connecticut Light &
                              Power, Series 2001-1, Class A5
                              SEQ, 6.21%, 12/30/11                         1,872
                    3,000  CPL Transition Funding LLC,
                              Series 2002-1, Class A4 SEQ,
                              5.96%, 7/15/15                               3,019
                    1,489  Delta Air Lines Inc., Series 2000-1,
                              Class A1, 7.38%, 5/18/10                     1,557
                       63  FNMA Whole Loan, Series
                              1995 W1, Class A6 SEQ,
                              8.10%, 5/20/02                                  64
                    3,000  Ford Credit Auto Owner Trust,
                              4.79%, 11/15/06                              3,037
                    1,581  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                          1,608
                    1,170  Onyx Automobile Receivables,
                              Series 2002 A, 13.61%,
                              10/20/08                                     1,165
                    3,500  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                               3,688
                    2,300  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                          2,258
                    3,000  Residential Funding Mortgage
                              Securities II, Series 2001 HS2,
                              Class A3, 5.77%, 4/25/16                     3,076
                                                                        --------
TOTAL ASSET-BACKED SECURITIES                                             27,371
                                                                        --------
   (Cost $26,766)

Principal Amount                ($ in Thousands)                          Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 3.8%
                  $14,300  STRIPS - PRINCIPAL, 5.81%,
                              8/15/26(6)                                $  3,417
                    1,250  U.S. Treasury Bonds, 8.875%,
                              2/15/19                                      1,680
                    4,800  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                      5,194
                    3,000  U.S. Treasury Notes, 6.125%,
                              8/31/02                                      3,043
                    6,500  U.S. Treasury Notes, 3.875%,
                              7/31/03                                      6,610
                    1,000  U.S. Treasury Notes, 6.00%,
                              8/15/04                                      1,057
                    1,600  U.S. Treasury Notes, 4.625%,
                              5/15/06                                      1,622
                    2,050  U.S. Treasury Notes, 6.625%,
                              5/15/07                                      2,241
                                                                        --------
TOTAL U.S. TREASURY SECURITIES                                            24,864
                                                                        --------
   (Cost $24,831)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.8%
                    7,000  FHLMC, 5.25%, 2/15/04                           7,218
                    7,000  FNMA, 7.00%, 7/15/05                            7,586
                    4,000  FNMA MTN, 5.74%, 1/21/09                        4,010
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                                18,814
                                                                        --------
   (Cost $18,212)

COLLATERALIZED MORTGAGE OBLIGATIONS(4) -- 2.7%
                      832  Chase Mortgage Finance
                              Corporation, Series 2001 S3,
                              Class A1 SEQ, 6.50%,
                              7/25/16                                        851
                    1,763  FHLMC REMIC, Series 77,
                              Class H, 8.50%, 9/15/20                      1,885
                    4,500  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                               4,683
                    1,493  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                     1,532
                    6,500  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                      6,697
                    2,000  J.P. Morgan Chase Commercial
                              Mortgage Securities Corp., VRN,
                              2.30%, 5/14/02, resets
                              monthly off the 1-month LIBOR
                              plus 0.44% with no caps
                              (Acquired 4/3/02, Cost
                              $2,000)(5)                                   2,001
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                               17,649
                                                                        --------
   (Cost $17,162)

10     1-800-345-2021                          See Notes to Financial Statements

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2002 (UNAUDITED)
                                ($ in Thousands)                          Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 0.6%
   Repurchase Agreement, Goldman Sachs &
    Co., (U.S. Treasury obligations), in a joint trading
    account at 1.86%, dated 4/30/02, due
    5/1/02 (Delivery value $4,200)                                      $  4,200
                                                                        --------
   (Cost $4,200)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $663,145
                                                                        ========
   (Cost $629,379)

EQUITY FUTURES CONTRACTS*
                                                     ($ in Thousands)
                                            Underlying
                         Expiration         Face Amount         Unrealized
      Purchased             Date             at Value              Loss
--------------------------------------------------------------------------------
   16 S&P 500               June
      Futures               2002              $4,302              $(377)
                                          ======================================

* Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest & Principal of Securities

TRACERS(SM) = Traded Custody Receipts(SM)

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
April 30, 2002.

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3) Industry is less than 0.05% of total investment securities.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2002, was $8,661 (in thousands), which represented 1.3% of net assets.

(6) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements                www.americancentury.com      11

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

ASSETS                                                            (In Thousands)
Investment securities, at value
  (cost of $629,379) (Note 3) ................................    $     663,145
Receivable for investments sold ..............................            4,819
Receivable for capital shares sold ...........................                6
Receivable for variation margin
  on futures contracts .......................................               42
Dividends and interest receivable ............................            2,996
                                                                  -------------
                                                                        671,008
                                                                  -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ........................................              101
Accrued management fees (Note 2) .............................              497
Distribution fees payable (Note 2) ...........................                3
Service fees payable (Note 2) ................................                3
                                                                  -------------
                                                                            604
                                                                  -------------
Net Assets ...................................................    $     670,404
                                                                  -------------

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................    $     681,162
Undistributed net investment income ..........................            1,302
Accumulated net realized loss
  on investment transactions .................................          (45,449)
Net unrealized appreciation
  on investments (Note 3) ....................................           33,389
                                                                  -------------
                                                                  $     670,404
                                                                  =============

Investor Class, $0.01 Par Value ($ and shares in full)
Net assets ...................................................    $ 635,578,957
Shares outstanding ...........................................       44,423,745
Net asset value per share ....................................    $       14.31

Advisor Class, $0.01 Par Value ($ and shares in full)
Net assets ...................................................    $  16,115,268
Shares outstanding ...........................................        1,126,948
Net asset value per share ....................................    $       14.30

Institutional Class, $0.01 Par Value ($ and shares in full)
Net assets ...................................................    $  18,709,448
Shares outstanding ...........................................        1,307,423
Net asset value per share ....................................    $       14.31

                                               See Notes to Financial Statements
12      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

INVESTMENT INCOME                                                 (In Thousands)
Income:
Interest .....................................................         $  8,635
Dividends ....................................................            2,846
                                                                       --------
                                                                         11,481
                                                                       --------
Expenses (Note 2):
Management fees ..............................................            3,087
Distribution fees -- Advisor Class ...........................               22
Service fees -- Advisor Class ................................               22
Directors' fees and expenses .................................                3
                                                                       --------
                                                                          3,134
                                                                       --------

Net investment income ........................................            8,347
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)
Net realized loss on
  investment transactions ....................................          (13,634)
Change in net unrealized
  appreciation on investments ................................           15,602
                                                                       --------

Net realized and unrealized gain .............................            1,968
                                                                       --------

Net Increase in Net Assets
  Resulting from Operations ..................................         $ 10,315
                                                                       ========

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      13

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2001

Decrease in Net Assets                                   2002            2001
----------------------                                   ----            ----

OPERATIONS                                                  (In Thousands)
Net investment income ..........................      $   8,347       $  19,370
Net realized loss ..............................        (13,634)        (29,656)
Change in net unrealized appreciation ..........         15,602         (77,622)
                                                      ---------       ---------
Net increase (decrease) in net
  assets resulting from operations .............         10,315         (87,908)
                                                      ---------       ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...............................         (7,760)        (19,074)
  Advisor Class ................................           (186)           (444)
  Institutional Class ..........................           (253)           (612)
From net realized gains:
  Investor Class ...............................           --           (28,915)
  Advisor Class ................................           --              (663)
  Institutional Class ..........................           --              (832)
                                                      ---------       ---------
Decrease in net assets
  from distributions ...........................         (8,199)        (50,540)
                                                      ---------       ---------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets
  from capital share transactions ..............        (32,510)        (36,430)
                                                      ---------       ---------

Net decrease in net assets .....................        (30,394)       (174,878)

NET ASSETS
Beginning of period ............................        700,798         875,676
                                                      ---------       ---------
End of period ..................................      $ 670,404       $ 700,798
                                                      =========       =========

Undistributed net
  investment income ............................      $   1,302       $   1,154
                                                      =========       =========

                                               See Notes to Financial Statements
14      1-800-345-2021                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek capital growth and current income.
The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
treasury or agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all  net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $21,354,595 (expiring in 2009)
which may be used to offset future taxable realized gains.

                                                 www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's class average daily closing net assets during the previous month. The annual management fee for each class of shares is as follows:

                            INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
First $1 billion .............  0.90%            0.65%             0.70%
Over $1 billion ..............  0.80%            0.55%             0.60%

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted the
Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended April
30, 2002, are detailed on the Statement of Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended April 30, 2002, the fund invested in a money market fund for temporary purposes that is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (See Note 5).

3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 2002, totaled $362,553,771, of which $91,934,909 represented U.S. Treasury and Government Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended April 30,
2002, totaled $391,856,261, of which $107,977,182 represented U.S. Treasury and
Government Agency obligations.

    On April 30, 2002, accumulated net unrealized appreciation was $23,632,173, based on the aggregate cost of investments for federal income tax purposes of
$639,512,870, which consisted of unrealized appreciation of $57,172,113 and unrealized depreciation of $33,539,940.

16      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                        SHARES         AMOUNT
                                                        ------         ------

INVESTOR CLASS                                               (In Thousands)
Shares Authorized .................................     134,000
                                                     ============
Six months ended April 30, 2002
Sold ..............................................      2,273        $ 33,307
Issued in reinvestment of distributions ...........        517           7,524
Redeemed ..........................................     (4,813)        (70,573)
                                                     ------------   ------------
Net decrease ......................................     (2,023)       $(29,742)
                                                     ============   ============
Year ended October 31, 2001
Sold ..............................................      5,656         $86,515
Issued in reinvestment of distributions ...........      3,069          46,960
Redeemed ..........................................    (11,403)       (174,278)
                                                     ------------   ------------
Net decrease ......................................     (2,678)       $(40,803)
                                                     ============   ============

ADVISOR CLASS                                                (In Thousands)
Shares Authorized .................................     50,000
                                                     ============
Six months ended April 30, 2002
Sold ..............................................        158          $2,312
Issued in reinvestment of distributions ...........         12             165
Redeemed ..........................................       (233)         (3,401)
                                                     ------------   ------------
Net decrease ......................................        (63)          $(924)
                                                     ============   ============
Year ended October 31, 2001
Sold ..............................................        672         $10,475
Issued in reinvestment of distributions ...........         70           1,078
Redeemed ..........................................       (555)         (8,294)
                                                     ------------   ------------
Net increase ......................................        187          $3,259
                                                     ============   ============

INSTITUTIONAL CLASS                                          (In Thousands)
Shares Authorized .................................     16,000
                                                     ============
Six months ended April 30, 2002
Sold ..............................................         77          $1,124
Issued in reinvestment of distributions ...........         17             253
Redeemed ..........................................       (220)         (3,221)
                                                     ------------   ------------
Net decrease ......................................       (126)        $(1,844)
                                                     ============   ============
Year ended October 31, 2001
Sold ..............................................        213          $3,245
Issued in reinvestment of distributions ...........         95           1,444
Redeemed ..........................................       (240)         (3,575)
                                                     ------------   ------------
Net increase ......................................         68          $1,114
                                                     ============   ============

                                                 www.americancentury.com      17

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2002.

18      1-800-345-2021

Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                 Investor Class
                                                                 --------------
                                         2002(1)      2001       2000       1999       1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $14.28      $17.01     $18.95     $19.39     $19.55     $18.55
                                        ---------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ............   0.18        0.38       0.42       0.46       0.42       0.40
  Net Realized and
  Unrealized Gain (Loss) ..............   0.02       (2.10)      0.61       1.69       1.45       2.41
                                        ---------   --------   --------   --------   --------   --------
  Total From Investment Operations ....   0.20       (1.72)      1.03       2.15       1.87       2.81
                                        ---------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.17)      (0.40)     (0.43)     (0.47)     (0.43)     (0.43)
  From Net Realized Gains .............    --        (0.61)     (2.54)     (2.12)     (1.60)     (1.38)
                                        ---------   --------   --------   --------   --------   --------
  Total Distributions .................  (0.17)      (1.01)     (2.97)     (2.59)     (2.03)     (1.81)
                                        ---------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ........ $14.31      $14.28     $17.01     $18.95     $19.39     $19.55
                                        =========   ========   ========   ========   ========   ========
  Total Return(3) .....................   1.39%     (10.46)%     5.90%     12.03%     10.46%     16.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.90%(4)      0.90%      0.97%      1.00%      1.00%      1.00%
Ratio of Net Investment Income
  to Average Net Assets ............... 2.40%(4)      2.46%      2.40%      2.44%      2.16%      2.15%
Portfolio Turnover Rate ...............     53%        107%        85%       128%       102%       110%
Net Assets, End of Period
  (in millions) .......................    $636        $663       $835       $914       $938       $926

(1) Six months ended April 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      19

Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                  Advisor Class
                                                                  -------------
                                         2002(1)      2001       2000       1999       1998      1997(2)
                                         -------      ----       ----       ----       ----      -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $14.27      $17.00     $18.94     $19.38     $19.55     $17.46
                                        ---------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ............   0.16        0.34       0.37       0.41       0.37       0.29
  Net Realized and
  Unrealized Gain (Loss) ..............   0.02       (2.10)      0.62       1.69       1.44       2.04
                                        ---------   --------   --------   --------   --------   --------
  Total From Investment Operations ....   0.18       (1.76)      0.99       2.10       1.81       2.33
                                        ---------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.15)      (0.36)     (0.39)     (0.42)     (0.38)     (0.24)
  From Net Realized Gains .............    --        (0.61)     (2.54)     (2.12)     (1.60)       --
                                        ---------   --------   --------   --------   --------   --------
  Total Distributions .................  (0.15)      (0.97)     (2.93)     (2.54)     (1.98)     (0.24)
                                        ---------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ........ $14.30      $14.27     $17.00     $18.94     $19.38     $19.55
                                        =========   ========   ========   ========   ========   ========
  Total Return(4) .....................   1.27%     (10.69)%     5.63%     11.74%     10.15%     13.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............  1.15%(5)      1.15%      1.22%      1.25%      1.25%    1.25%(5)
Ratio of Net Investment Income
  to Average Net Assets ..............  2.15%(5)      2.21%      2.15%      2.19%      1.91%    1.90%(5)
Portfolio Turnover Rate ..............      53%        107%        85%       128%       102%     110%(6)
Net Assets, End of Period
  (in thousands) .....................  $16,115     $16,990    $17,046    $10,946     $6,723     $5,724

(1) Six months ended April 30, 2002 (unaudited).

(2) January 6, 1997 (commencement of sale) through October 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 1997.

                                               See Notes to Financial Statements
20      1-800-345-2021                See Glossary for a Definition of the Table

Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                        Institutional Class
                                                 2002(1)      2001      2000(2)
                                                 -------      ----      -------
PER-SHARE DATA
Net Asset Value, Beginning of Period .......... $14.28      $17.01     $17.34
                                                ---------   --------   ---------
Income From Investment Operations
  Net Investment Income(3) ....................   0.19        0.41       0.23
  Net Realized and Unrealized Gain (Loss) .....   0.02       (2.10)     (0.34)
                                                ---------   --------   ---------
  Total From Investment Operations ............   0.21       (1.69)     (0.11)
                                                ---------   --------   ---------
Distributions
  From Net Investment Income ..................  (0.18)      (0.43)     (0.22)
  From Net Realized Gains .....................    --        (0.61)       --
                                                ---------   --------   ---------
  Total Distributions .........................  (0.18)      (1.04)     (0.22)
                                                ---------   --------   ---------
Net Asset Value, End of Period ................ $14.31      $14.28     $17.01
                                                =========   ========   =========
  Total Return(4) .............................   1.49%     (10.27)%    (0.63)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................... 0.70%(5)      0.70%    0.75%(5)
Ratio of Net Investment Income
  to Average Net Assets ....................... 2.60%(5)      2.66%    2.66%(5)
Portfolio Turnover Rate .......................     53%        107%      85%(6)
Net Assets, End of Period
  (in thousands) .............................. $18,709     $20,474    $23,214

(1) Six months ended April 30, 2002 (unaudited).

(2) May 1, 2000 (commencement of sale) through October 31, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2000.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      21

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

    All classes of shares represent a pro rata interest  in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

22      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     AMERICAN CENTURY BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key decision-making investment tools. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to overweight relatively undervalued sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented  by the S&P 500, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed primarily of the
Lehman Government/Credit Bond Index and the Lehman Fixed-Rate Mortgage-Backed
Securities Index. It reflects the price fluctuations of mostly U.S. Treasury, government agency, corporate, and fixed-rate mortgage-backed bonds.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[right margin]

INVESTMENT TEAM LEADERS

Equity Portfolio
    JEFF TYLER

Fixed-Income Portfolio
    JEFF HOUSTON

Credit Research
    GREG AFIESH

BOND CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR'S, MOODY'S, AND FITCH. THEY ARE BASED ON AN ISSUER'S
FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER

    SECURITIES RATED AAA, AA, A, OR BBB BY S&P ARE CONSIDERED
"INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM
DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO
    MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER
    LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

*   B -- SECURITIES THAT ARE MORE VULNERABLE TO DEFAULT THAN BB-RATED
    SECURITIES BUT WHOSE ISSUERS ARE CURRENTLY ABLE TO MEET THEIR
    OBLIGATIONS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

                                                 www.americancentury.com      23

Glossary
--------------------------------------------------------------------------------

*   ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

*   BLUE-CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

*   CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

*   DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, health care, and consumer goods companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than  $10.4 billion. This is Lipper's market-capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $10.4 billion. This is Lipper's market-capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and
Russell 2500 are representative of mid-cap stock performance.

*   MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 19-21.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

*   U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S.
government agencies (such as the Federal Home Loan Bank and the Federal Farm
Credit Bank).

*   U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S.
government.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   YIELD (30-DAY SEC) -- represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

24      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund's assets increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      25

Notes
--------------------------------------------------------------------------------

26      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      27

Notes
--------------------------------------------------------------------------------

28      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0206                                 American Century Investment Services, Inc.
SH-SAN-30149S                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

High-Yield

April 30, 2002                    [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended April 30, 2002, were a time of emotional and economic recovery from the catastrophic events of September 11. In addition to dealing harsh blows to our national pride and sense of security, the terrorist attacks steepened the sharpest U.S. economic downturn in 10 years.

     Conditions could have been much worse, however. We're fortunate that
September 11 reawakened America's "can do" spirit, triggering a flurry of activity that reignited the economy. Economic growth turned positive after only one down quarter, and accelerated strongly in the first quarter of this year.

     The nascent recovery created a turning point for U.S. financial markets.
After two years of weakening economic conditions and falling interest rates--which resulted in bonds generally beating stocks--the tables turned as the stock market rallied strongly in the fourth quarter of 2001 and in March
2002.

     Some of the same factors that caused stocks to rally--particularly stronger economic conditions and improving corporate profits--also boosted high-yield corporate bonds, which outperformed most of the U.S. bond market and some of the broad-based stock indices as well. American Century High-Yield's investment team talks more about market conditions, fund performance, and portfolio strategy on page 3.

     Turning to administrative matters, we're streamlining our funds' annual and semiannual reports to deliver the important investment information you need more efficiently and cost-effectively. At the same time, we're putting more emphasis on quarterly fund commentaries, which should be available on our Web site
(www.americancentury.com) within three weeks after each calendar quarter end.
Quarterly reporting on the Web--in addition to the annual and semiannual report mailings--should help provide you with useful investment information in a more timely fashion.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

HIGH-YIELD

   Portfolio Composition
      by Credit Rating ....................................................    3
   Schedule of Investments ................................................    4
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    7
   Statement of Operations ................................................    8
   Statement of Changes
      in Net Assets .......................................................    9
   Notes to Financial
      Statements ..........................................................   10
   Financial Highlights ...................................................   14
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   17
   Background Information
      Investment Philosophy
        and Policies ......................................................   18
      Comparative Indices .................................................   18
      Lipper Rankings .....................................................   18
      Credit Rating
         Guidelines .......................................................   18
      Investment Team
         Leaders ..........................................................   18
   Glossary ...............................................................   19

                                                  www.americancentury.com      1

High-Yield--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                                INVESTOR CLASS                           ADVISOR CLASS                 C CLASS
                             (INCEPTION 9/30/97)                      (INCEPTION 3/8/02)         (INCEPTION 12/10/01)

             HIGH-YIELD      CSFB       HIGH CURRENT  YIELD FUNDS(3)   HIGH-YIELD    CSFB        HIGH-YIELD      CSFB
                         HIGH YIELD        AVERAGE      FUND'S                     HIGH YIELD                 HIGH YIELD
                         INDEX II(2)       RETURN       RANKING                    INDEX II(2)                INDEX II(2)
========================================================================================================================
6 MONTHS(1) .. 5.94%        7.58%           5.13%        --              --           --            --           --
1 YEAR ....... 0.41%        6.05%           1.06%    241 OF 377          --           --            --           --
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ..... -2.93%        1.09%          -1.87%    198 OF 292          --           --            --           --
LIFE OF FUND  -0.64%        2.21%          -0.44%    111 OF 188       1.73%(1)    3.91%(1)(4)   1.48%(1)(5)  4.21%(1)(6)

(1) Returns for periods less than one year are not annualized.

(2) On May 31, 2001, the Donaldson, Lufkin, & Jenrette (DLJ) High Yield
    Index, the fund's benchmark since inception, became known as the Credit
    Suisse First Boston (CSFB) High Yield Index II.

(3) According to Lipper Inc., an independent mutual fund ranking service.

(4) Index data since 2/28/02, the date nearest the class's inception for which data are available.

(5) Return reflects deduction of the 0.75% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been 2.23% if shares were not redeemed during the period.

(6) Index data since 11/30/01, the date nearest the class's inception for which data are available.

See pages 17-19 for information about share classes, returns, the comparative index, and Lipper fund rankings.

PERFORMANCE OF $10,000 OVER LIFE OF FUND

The graph at left shows the performance of a $10,000 investment over the life of the fund. The CSFB High Yield Index II is provided for comparison. High-Yield's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

* From 9/30/97 (the class's inception date) to 4/30/98. Not annualized.

2      1-800-345-2021

High-Yield--Performance Review
--------------------------------------------------------------------------------

By Michael Difley, portfolio manager

PERFORMANCE SNAPSHOT

     High-Yield returned nearly 6% during the six months ended April 30, 2002, and outpaced the average return of its Lipper Inc. peer group.* (See the previous page for detailed performance information.) Reducing the portfolio's volatility, keeping the fund broadly diversified, and taking a bottom-up approach to security selection contributed the most to the fund's upbeat performance.

ECONOMIC & MARKET REVIEW

     The U.S. economy emerged from a mild recession by the end of 2001, thanks largely to the Federal Reserve's (Fed's) decision to cut short-term interest rates to 40-year lows. As a result, economic growth surged from a 1.7% annual pace during the final quarter of 2001 to an estimated 5.6% rate during the first quarter of 2002.

     As signs of economic improvement emerged, bond investors began to expect the Fed to reverse course and raise rates to keep inflation and economic growth within manageable limits. Those expectations pushed bond yields higher during the six months. But bouts of uncertainty concerning the recovery's strength and terrorist-related fears helped the bond market's cause.

     Better times in the stock market also positively influenced high-yield securities, which tend to act like a mix between stocks and bonds. Nevertheless, concern about corporate accounting irregularities, lingering overcapacity, and profit worries kept a lid on stock market gains. The Nasdaq Composite
Index--home to a host of companies that issue high-yield bonds--finished roughly flat for the six months.

     Overall, the high-yield market performed quite well. Cash flowed in at an average of roughly $2.3 billion a month during the first quarter, more than double 2001's monthly average. And Moody's Investors Service's trailing 12-month default rate for high-yield bond issuers declined from a peak of 10.50% in
December 2001 to 10.35% in April. Although defaults remain high on a historical basis, the decrease is expected to be a harbinger of better times ahead for high-yield bonds.

PORTFOLIO STRATEGIES

     Given the economic environment,  we tried to limit the portfolio's volatility. That meant reducing exposure to telecommunications bonds to less than that of the Lipper group, which helped because of telecom's lackluster performance. We also sold some European cable-company bonds, which subsequently performed poorly.

     In addition, we kept the portfolio broadly diversified, while maintaining a slight overweight in industrial services and housing-related bonds. We liked gaming bonds, too. All three areas performed well compared with many other areas of the high-yield market.

     We also continued to use a bottom-up approach to security selection. That strategy helped us find bonds from companies such as Ainsworth Lumber, Atrium
Companies, Graham Packaging, and Imax that have performed well this year.

OUTLOOK

     Looking ahead, we expect the economy to continue to improve slowly. From a security-selection standpoint, we'll continue to focus on bottom-up investing, while looking for bonds in sectors that we expect to remain good performers.

* All fund returns and yields referenced in this review are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                  AS OF 4/30/02
NET ASSETS                      $46.0 MILLION(1)

                              4/30/02      10/31/01
WEIGHTED AVERAGE
   MATURITY                   5.6 YRS      5.5 YRS
AVERAGE DURATION              4.1 YRS      3.5 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.90%(2)      0.90%

YIELDS AS OF APRIL 30, 2002
                                 30-DAY SEC YIELD
INVESTOR CLASS                        8.04%
ADVISOR CLASS                         7.71%
C CLASS                               7.25%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                              % OF FUND INVESTMENTS
                               AS OF        AS OF
                              4/30/02      10/31/01
AAA                             10%          10%
A                                3%           3%
BBB                              4%           6%
BB                              17%          24%
B                               43%          44%
CCC                             11%           8%
CC                               3%           2%
C                                --           1%
UNRATED                          9%           2%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
18 for more information.

(1) Includes Investor, Advisor, and C Classes.

(2) Annualized.

Investment terms are defined in the Glossary on pages 19-20.

                                                  www.americancentury.com      3

High-Yield--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 87.6%

APPAREL & TEXTILES -- 1.1%
               $  500,000  Supreme International Corp.,
                              12.25%, 4/1/06                         $   521,250
                                                                     -----------
CHEMICALS -- 4.0%
                  500,000  Avecia Group Plc, 11.00%,
                              7/1/09                                     527,500
                  425,000  Huntsman ICI Chemicals,
                              10.125%, 7/1/09                            384,094
                1,000,000  Huntsman ICI Chemicals,
                              13.17%, 12/31/09(1)                        250,000
                  655,000  United Industries Corp., Series B,
                              9.875%, 4/1/09                             668,100
                                                                     -----------
                                                                       1,829,694
                                                                     -----------
CLOTHING STORES -- 0.9%
                  400,000  SAKS Incorporated, 9.875%,
                           10/1/11                                       428,000
                                                                     -----------
CONSTRUCTION & REAL PROPERTY -- 14.5%
                  500,000  Associated Materials Inc., 9.75%,
                              4/15/12 (Acquired 4/18/02,
                              Cost $512,500)(2)                          518,125
                  605,000  Atrium Companies Inc., Series B,
                              10.50%, 5/1/09                             617,100
                  250,000  Beazer Homes USA, 8.375%,
                              4/15/12 (Acquired 4/11/02,
                              Cost $250,000)(2)                          255,938
                  500,000  Building Materials Corp., 8.00%,
                              12/1/08                                    413,125
                  350,000  Integrated Electric Services,
                              9.375%, 2/1/09                             336,000
                  600,000  KB Home, 9.50%, 2/15/11                       630,000
                  500,000  Meritage Corporation, 9.75%,
                              6/1/11                                     526,250
                  500,000  Nortek Inc., 9.25%, 3/15/07                   514,375
                  250,000  Nortek Inc., 9.875%, 6/15/11                  255,625
                  750,000  Omega Cabinets, 10.50%,
                              6/15/07                                    797,812
                  350,000  Schuler Homes, 10.50%,
                              7/15/11                                    378,000
                  500,000  Standard Pacific Corp., 9.25%,
                              4/15/12                                    510,000
                  750,000  WCI Communities Inc., 10.625%,
                              2/15/11                                    809,999
                                                                     -----------
                                                                       6,562,349
                                                                     -----------
ELECTRICAL UTILITIES -- 0.9%
                  500,000  Calpine Canada Energy Finance,
                              8.50%, 5/1/08                              428,070
                                                                     -----------
ENERGY RESERVES & PRODUCTION -- 6.3%
                  250,000  Belco Oil & Gas Corp., 8.875%,
                              9/15/07                                    259,375
                  750,000  BRL Universal Equipment,
                              8.875%, 2/15/08                            780,000

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  600,000  Forest Oil Corp., 10.50%,
                              1/15/06                                $   648,000
                  600,000  Magnum Hunter Re, 9.60%,
                              3/15/12 (Acquired 3/13/02,
                              Cost $616,250)(2)                          633,000
                  500,000  XTO Energy Inc., 8.75%, 11/1/09               527,500
                                                                     -----------
                                                                       2,847,875
                                                                     -----------
ENTERTAINMENT -- 4.7%
                  500,000  Mohegan Tribal Gaming, 8.75%,
                              1/1/09                                     522,500
                  400,000  Resort International Hotel/Casino,
                              11.50%, 3/15/09 (Acquired
                              3/15/02, Cost $390,744)(2)                 391,000
                  600,000  Royal Caribbean Cruises, 7.125%,
                              9/18/02                                    603,067
                  250,000  Six Flags Inc., 9.18%, 4/1/03(3)              246,250
                  350,000  Six Flags Inc., 8.875%, 2/1/10
                              (Acquired 1/31/02, Cost
                              $348,754)(2)                               357,000
                                                                     -----------
                                                                       2,119,817
                                                                     -----------
ENVIRONMENTAL SERVICES -- 2.7%
                  600,000  Allied Waste North America, Inc.,
                              Series B, 10.00%, 8/1/09                   619,500
                  620,000  Newpark Resources, 8.625%,
                              12/15/07                                   598,300
                                                                     -----------
                                                                       1,217,800
                                                                     -----------
FINANCIAL SERVICES -- 0.4%
                  750,000  Nationwide Credit, Inc., Series A,
                              0%, 1/15/08(4)(5)                          191,250
                                                                     -----------
FOOD & BEVERAGE -- 1.3%
                  550,000  Fleming Companies Inc.,
                              10.625%, 7/31/07                           567,875
                                                                     -----------
FOREST PRODUCTS & PAPER -- 4.6%
                  500,000  Ainsworth Lumber Co. Ltd.,
                              12.50%, 7/15/07                            545,000
                  600,000  Pacifica Papers Inc., 10.00%,
                              3/15/09                                    642,750
                  500,000  Riverwood International Corp.,
                              10.625%, 8/1/07                            528,750
                  350,000  Tembec Industries Inc., 7.75%,
                              3/15/12 (Acquired 3/5/02,
                              Cost $350,000)(2)                          350,875
                                                                     -----------
                                                                       2,067,375
                                                                     -----------
GAS & WATER UTILITIES -- 2.2%
                  500,000  Azurix Corp., 10.75%, 2/15/10                 452,500
                  500,000  CMS Energy Corp., 9.875%,
                              10/15/07                                   543,189
                                                                     -----------
                                                                         995,689
                                                                     -----------
HOME PRODUCTS -- 1.1%
                  250,000  Sealy Mattress Co., 9.875%,
                              12/15/07                                   261,875
                  250,000  Sealy Mattress Co., 8.63%,
                              12/15/02(3)                                253,125
                                                                     -----------
                                                                         515,000
                                                                     -----------

4      1-800-345-2021                          See Notes to Financial Statements

High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
HOTELS -- 7.2%
               $  500,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                 $   557,500
                  750,000  Isle of Capri Casinos, 8.75%,
                              4/15/09                                    772,500
                  400,000  Mandalay Resort Group, 9.375%,
                              2/15/10 (Acquired 2/13/02,
                              Cost $415,500)(2)                          436,000
                  500,000  Park Place Entertainment Corp.,
                              9.375%, 2/15/07                            536,250
                  575,000  Station Casinos Inc., 9.75%,
                              4/15/07                                    601,450
                  350,000  Venetian Casino/Las Vegas Sands,
                              12.25%, 11/15/04                           374,063
                                                                     -----------
                                                                       3,277,763
                                                                     -----------
INDUSTRIAL PARTS -- 1.6%
                  500,000  Hexcel Corp., 9.75%, 1/15/09                  412,500
                  300,000  Key Components, Inc., 10.50%,
                              6/1/08                                     297,750
                                                                     -----------
                                                                         710,250
                                                                     -----------
INDUSTRIAL SERVICES -- 5.3%
                1,000,000  Graham Packaging Co., Series B,
                              9.46%, 1/15/03(3)                          875,000
                  500,000  Graham Packaging Co., Series B,
                              8.75%, 1/15/08                             472,500
                  250,000  JohnsonDiversey Inc., 9.625%,
                              5/15/12 (Acquired 4/29/02,
                              Cost $250,000)(2)(6)                       260,938
                  500,000  United Rentals, Inc., Series B,
                              9.50%, 6/1/08                              516,250
                  250,000  Von Hoffman Corporation, 10.25%,
                              3/15/09 (Acquired 3/15/02,
                              Cost $250,000)(2)                          262,500
                                                                     -----------
                                                                       2,387,188
                                                                     -----------
LEISURE -- 2.4%
                  500,000  Alliance Gaming Corp., 10.00%,
                              8/1/07                                     530,000
                  750,000  Imax Corp., 7.875%, 12/1/05                   570,000
                                                                     -----------
                                                                       1,100,000
                                                                     -----------
MEDIA -- 7.4%
                  250,000  Adelphia Communications,
                              10.50%, 7/15/04                            227,500
                  500,000  Adelphia Communications,
                              9.875%, 3/1/07                             418,125
                  500,000  AMFM Inc., 8.00%, 11/1/08                     520,000
                  500,000  Charter Communication Holdings
                              Capital Corp., 13.09%, 4/1/04(3)           350,000
                  800,000  Charter Communications Holdings
                              Capital Corp., 10.75%, 10/1/09             791,999
                  500,000  Echostar DBS Corp., 9.375%,
                              2/1/09                                     523,750
                  500,000  Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                    527,500
                                                                     -----------
                                                                       3,358,874
                                                                     -----------

Principal Amount                                                          Value
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 2.5%
               $  500,000  Express Scripts Inc., 9.625%,
                              6/15/09                                $   557,500
                  500,000  HealthSouth Corp., 10.75%,
                              10/1/08                                    562,500
                                                                     -----------
                                                                       1,120,000
                                                                     -----------
MINING & METALS -- 0.8%
                  750,000  Metallurg Holdings Inc., Series B,
                              20.51%, 7/15/03(3)                         379,688
                                                                     -----------
OIL REFINING -- 1.1%
                  500,000  Tesoro Petroleum Corp., 9.625%,
                              11/1/08                                    513,750
                                                                     -----------
OIL SERVICES -- 2.8%
                  650,000  Pride International Inc., 9.375%,
                              5/1/07                                     683,305
                  500,000  Transocean Sedco Forex, 9.50%,
                              12/15/08                                   585,738
                                                                     -----------
                                                                       1,269,043
                                                                     -----------
PUBLISHING -- 2.3%
                  500,000  Cadmus Communications Corp.,
                              9.75%, 6/1/09                              522,500
                  500,000  Mail-Well I Corp., 9.625%,
                              3/15/12 (Acquired 3/8/02,
                              Cost $505,625)(2)                          507,500
                                                                     -----------
                                                                       1,030,000
                                                                     -----------
SECURITIES & ASSET MANAGEMENT -- 1.5%
                  700,000  Ocwen Federal Bank FSB,
                              12.00%, 6/15/05                            700,000
                                                                     -----------
SPECIALTY STORES -- 4.6%
                  500,000  Autonation, Inc., 9.00%, 8/1/08               533,750
                  500,000  Sonic Automotive Inc., 11.00%,
                              8/1/08                                     540,000
                  500,000  Toys R Us Inc., 7.625%, 8/1/11                465,919
                  500,000  United Auto Group Inc., 9.625%,
                              3/15/12 (Acquired 3/14/02,
                              Cost $514,375)(2)                          523,750
                                                                     -----------
                                                                       2,063,419
                                                                     -----------
THRIFTS -- 2.2%
                1,000,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                    975,000
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 1.2%
                  500,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                    321,250
                  250,000  Rural Cellular Corp., 9.75%,
                              1/15/10 (Acquired 1/11/02,
                              Cost $250,000)(2)                          206,250
                                                                     -----------
                                                                         527,500
                                                                     -----------
TOTAL CORPORATE BONDS                                                 39,704,519
                                                                     -----------
   (Cost $39,084,661)

See Notes to Financial Statements                 www.americancentury.com      5

High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2002 (UNAUDITED)
Shares                                                                    Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS & WARRANTS -- 2.6%

MEDIA -- 1.6%
                    7,500  CSC Holdings Inc., Series M,
                              11.125%, 4/1/08                        $   703,125
                                                                     -----------
TELEPHONE(7)
                    1,000  Allegiance Telecom, Inc. Warrants(5)            4,500
                      875  Jazztel PLC Warrants(5)                         7,328
                      500  Ono Finance PLC Warrants
                              (Acquired 7/13/01, Cost $0)(2)(5)              188
                                                                     -----------
                                                                          12,016
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 1.0%
                      582  Dobson Communications Corp.,
                              PIK, 12.25%, 1/15/08                       449,595
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED
STOCKS & WARRANTS                                                      1,164,736
                                                                     -----------
   (Cost $1,255,993)

TEMPORARY CASH INVESTMENTS -- 9.8%
   Repurchase Agreement, Credit Suisse First
    Boston, Inc., (U.S. Treasury obligations), in a
    joint trading account at 1.83%, dated 4/30/02,
    due 5/1/02 (Delivery value $2,184,111)                             2,184,000
   Repurchase Agreement, Goldman Sachs & Co.,
    (U.S. Treasury obligations), in a joint trading
    account at 1.86%, dated 4/30/02, due
    5/1/02 (Delivery value $2,278,118)(8)                              2,278,000
                                                                     -----------
TOTAL TEMPORARY CASH INVESTMENTS                                       4,462,000
                                                                     -----------
   (Cost $4,462,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $45,331,255
                                                                     ===========
   (Cost $44,802,654)

NOTES TO SCHEDULE OF INVESTMENTS

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

(1) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2002, was $4,703,064 which represented 10.2% of net assets.

(3) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(4) Security is in default.

(5) Non-income producing.

(6) When-issued security.

(7) Category is less than 0.05% of total investment securities.

(8) Security, or a portion thereof, has been segregated for a when-issued security.

6      1-800-345-2021                          See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at value (cost of
  $44,802,654) (Note 3) ..................................         $ 45,331,255
Cash .....................................................              639,386
Receivable for capital shares sold .......................               15,560
Dividends and interest receivable ........................              952,899
                                                                   ------------
                                                                     46,939,100
                                                                   ------------

LIABILITIES
Payable for investments purchased ........................              787,028
Accrued management fees (Note 2) .........................               33,016
Distribution fees payable (Note 2) .......................                   15
Service fees payable (Note 2) ............................                    8
Dividends payable ........................................               78,223
                                                                   ------------
                                                                        898,290
                                                                   ------------
Net Assets ...............................................         $ 46,040,810
                                                                   ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................         $ 61,514,095
Accumulated net realized loss
  on investment transactions .............................          (16,001,886)
Net unrealized appreciation
  on investments (Note 3) ................................              528,601
                                                                   ------------
                                                                   $ 46,040,810
                                                                   ============

Investor Class, $0.01 Par Value
Net assets ...............................................         $ 46,002,375
Shares outstanding .......................................            7,348,019
Net asset value per share ................................         $       6.26

Advisor Class, $0.01 Par Value
Net assets ...............................................         $      4,418
Shares outstanding .......................................                  706
Net asset value per share ................................         $       6.26

C Class, $0.01 Par Value
Net assets ...............................................         $     34,017
Shares outstanding .......................................                5,433
Net asset value per share ................................         $       6.26

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      7

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ...................................................        $ 1,850,741
Dividends ..................................................             90,738
                                                                    -----------
                                                                      1,941,479
                                                                    -----------

Expenses (Note 2):
Management fees ............................................            176,466
Distribution fees:
  Advisor Class ............................................                  2
  C Class ..................................................                 77
Service fees:

                                                                    -----------
                                                                        176,741
                                                                    -----------

Net investment income ......................................          1,764,738
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)
Net realized loss on investment transactions ...............         (8,286,614)
Change in net unrealized
  appreciation on investments ..............................          8,760,371
                                                                    -----------

Net realized and unrealized gain ...........................            473,757
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations ................................        $ 2,238,495
                                                                    ===========

                                               See Notes to Financial Statements
8      1-800-345-2021                 See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2001

Increase in Net Assets                                 2002            2001
----------------------                                 ----            ----

OPERATIONS
Net investment income ......................     $  1,764,738      $  3,690,756
Net realized loss ..........................       (8,286,614)       (2,770,719)
Change in net unrealized appreciation ......        8,760,371        (2,214,753)
                                                 ------------      ------------
Net increase (decrease) in net
  assets resulting from operations .........        2,238,495        (1,294,716)
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...........................       (1,763,407)       (3,863,968)
  Advisor Class ............................              (52)             --
  C Class ..................................           (1,279)             --
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (1,764,738)       (3,863,968)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions ..........       11,416,767        14,182,630
                                                 ------------      ------------

Net increase in net assets .................       11,890,524         9,023,946

NET ASSETS
Beginning of period ........................       34,150,286        25,126,340
                                                 ------------      ------------
End of period ..............................     $ 46,040,810      $ 34,150,286
                                                 ============      ============

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      9

Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. High-Yield Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act.  The fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield.
Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and C Class commenced on March 8, 2002 and December 10, 2001, respectively.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales  price, or at the mean of the latest bid and asked prices where no last sales price is available. Debt securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOMe -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    WHEN-ISSUED -- The fund may engage in securities transactions on a when-issued basis. Under this arrangement, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $7,560,381 (expiring in 2007 through 2009) which may be used to offset future taxable gains.

10      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The effective annual management fee rates for the Investor, Advisor and C Classes were 0.90%,
0.65% and 0.90%, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act.
The plans provide that the Advisor Class and C Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and
0.50%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended April 30, 2002, are detailed in the
Statement of Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    The fund has a bank line of credit agreement with J.P. Morgan Chase &
Co. (JPM). JPM is an equity investor in ACC. (See Note 5.)

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2002, were $22,958,914 and $11,412,764, respectively.

    At April 30, 2002, accumulated net unrealized appreciation was $503,996 based on the aggregate cost of investments for federal income tax purposes of
$44,827,259, which consisted of unrealized appreciation of $1,647,452 and unrealized depreciation of $1,143,456.

                                                 www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                       SHARES          AMOUNT
                                                       ------          ------
INVESTOR CLASS
Designated Shares ..........................      100,000,000
                                                 ============
Six months ended April 30, 2002
Sold .......................................        5,337,570      $ 33,383,947
Issued in reinvestment of distributions ....          199,474         1,246,707
Redeemed ...................................       (3,717,719)      (23,252,992)
                                                 ------------      ------------
Net increase ...............................        1,819,325      $ 11,377,662
                                                 ============      ============

Year ended October 31, 2001
Sold .......................................        8,786,402      $ 60,453,363
Issued in reinvestment of distributions ....          412,773         2,782,911
Redeemed ...................................       (7,158,258)      (49,053,644)
                                                 ------------      ------------
Net increase ...............................        2,040,917      $ 14,182,630
                                                 ============      ============

ADVISOR CLASS
Designated Shares ..........................      100,000,000
                                                 ============
Period ended April 30, 2002(1)
Sold .......................................              804      $      5,000
Issued in reinvestment of distributions ....                8                49
Redeemed ...................................             (106)             (664)
                                                 ------------      ------------
Net increase ...............................              706      $      4,385
                                                 ============      ============

C CLASS
Designated Shares ..........................      100,000,000
                                                 ============
Period ended April 30, 2002(2)
Sold .......................................           12,791      $     80,543
Issued in reinvestment of distributions ....               23               144
Redeemed ...................................           (7,381)          (45,967)
                                                 ------------      ------------
Net increase ...............................            5,433      $     34,720
                                                 ============      ============

(1) March 8, 2002 (commencement of sale) through April 30, 2002 (unaudited).

(2) December 10, 2001 (commencement of sale) through April 30, 2002 (unaudited).

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2002.

12      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

6.  REORGANIZATION

    On February 10, 2001, the Board of Directors of High-Yield (Old High-Yield)
approved a plan of reorganization (the reorganization) pursuant to which new
High-Yield (New High-Yield) would acquire all of the assets of the Old
High-Yield in exchange for shares of equal value of the New High-Yield and the assumption by the New High-Yield of all liabilities of the acquired fund. The reorganization was approved by shareholders on November 16, 2001. The Board of
Directors has determined that the reorganization is in the best interest of the
High-Yield shareholders. The reorganization will be effective at the beginning of business on July 1, 2002.

                                                 www.americancentury.com      13

High-Yield--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                Investor Class
                                         2002(1)     2001       2000       1999       1998      1997(2)
                                         -------     ----       ----       ----       ----      -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $6.18      $7.20      $8.54      $8.73      $9.91     $10.00
                                        --------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............   0.28       0.74       0.85       0.80       0.83       0.06
  Net Realized and Unrealized
  Gain (Loss) .........................   0.08      (0.97)     (1.39)     (0.18)     (1.18)     (0.09)
                                        --------   --------   --------   --------   --------   --------
  Total From Investment Operations ....   0.36      (0.23)     (0.54)      0.62      (0.35)     (0.03)
                                        --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.28)     (0.79)     (0.80)     (0.80)     (0.83)     (0.06)
  From Net Realized Gains .............    --         --         --       (0.01)       --         --
                                        --------   --------   --------   --------   --------   --------
  Total Distributions .................  (0.28)     (0.79)     (0.80)     (0.81)     (0.83)     (0.06)
                                        --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ........  $6.26      $6.18      $7.20      $8.54      $8.73      $9.91
                                        ========   ========   ========   ========   ========   ========
  Total Return(3) .....................   5.94%     (3.56)%    (7.08)%     7.03%     (4.09)%    (0.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.90%(4)     0.90%      0.90%      0.90%      0.90%    0.90%(4)
Ratio of Net Investment Income
  to Average Net Assets ............... 9.00%(4)    10.88%     10.09%      8.90%      8.41%    7.39%(4)
Portfolio Turnover Rate ...............     33%       131%        77%        95%        85%        --
Net Assets, End of Period
  (in thousands) ...................... $46,002    $34,150    $25,126    $33,537    $32,229    $11,072

(1) Six months ended April 30, 2002 (unaudited).

(2) September 30, 1997 (inception) through October 31, 1997.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

                                               See Notes to Financial Statements
14      1-800-345-2021                See Glossary for a Definition of the Table

High-Yield--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                   Advisor Class
                                                                      2002(1)
                                                                      -------
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............................   $6.22
                                                                     ---------
Income From Investment Operations
  Net Investment Income ...........................................    0.07
  Net Realized and Unrealized Gain ................................    0.04
                                                                     ---------
  Total From Investment Operations ................................    0.11
                                                                     ---------
Distributions
  From Net Investment Income ......................................   (0.07)
                                                                     ---------
Net Asset Value, End of Period ....................................   $6.26
                                                                     =========
  Total Return(2) .................................................    1.73%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .................  1.15%(3)
Ratio of Net Investment Income to Average Net Assets ..............  7.70%(3)
Portfolio Turnover Rate ...........................................    33%(4)
Net Assets, End of Period .........................................   $4,418

(1) March 8, 2002 (commencement of sale) through April 30, 2002 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the six months ended April 30, 2002.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      15

High-Yield--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                        C Class
                                                                        2002(1)
                                                                        -------
PER-SHARE DATA
Net Asset Value, Beginning of Period .................................  $6.32
                                                                       ---------
Income From Investment Operations
  Net Investment Income ..............................................   0.20
  Net Realized and Unrealized Loss ...................................  (0.06)
                                                                       ---------
  Total From Investment Operations ...................................   0.14
                                                                       ---------
Distributions
  From Net Investment Income .........................................  (0.20)
                                                                       ---------
Net Asset Value, End of Period .......................................  $6.26
                                                                       =========
  Total Return(2) ....................................................   2.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...................  1.65%(3)
Ratio of Net Investment Income to Average Net Assets ................  8.25%(3)
Portfolio Turnover Rate .............................................    33%(4)
Net Assets, End of Period ...........................................  $34,017

(1) December 10, 2001 (commencement of sale) through April 30, 2002 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the six months ended April 30, 2002.

                                               See Notes to Financial Statements
16      1-800-345-2021                See Glossary for a Definition of the Table

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed-income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which C Class shares are purchased. The total expense ratio of C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed-income funds.

    All classes of shares represent a pro rata interest  in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                 www.americancentury.com      17

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 32 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds.

     The basic structure of each portfolio is tied to a specific benchmark. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY HIGH-YIELD seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B.

     Lower-rated bonds may be subject to greater default risk, liquidity risk, and price volatility.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons.
It is not an investment product available for purchase.

     The CSFB HIGH YIELD INDEX II, known as the DLJ High Yield Index until May
2001, is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of eight years and an average credit rating of BB/B.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The HIGH CURRENT YIELD FUNDS category includes funds that aim at high current yield from fixed-income securities. There are no quality or maturity restrictions; funds tend to invest in lower-grade debt securities.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor's, Moody's, and Fitch. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB by S&P are considered
"investment-grade" securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade, including those with the following credit ratings:

     BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     B -- securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

     CCC -- securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS

   Portfolio Manager
       MICHAEL DIFLEY

   Credit Research Manager
       GREG AFIESH

18      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

*   AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*   CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 14-16.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   YIELD (30-DAY SEC) -- represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

                                                 www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund's assets increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

20      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0206                                 American Century Investment Services, Inc.
SH-SAN-30147S                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

New Opportunities II

April 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers, Jr., standing, with  James E. Stowers III

     We witnessed a remarkable turnaround in the six months covered by  this report. Overcoming the events of September 11, economic growth turned positive after only one down quarter and accelerated strongly in the first quarter of this year. Investors responded to these positive developments with a resounding stock rally in the fourth quarter of 2001.

     However, accounting concerns, weak corporate earnings, high-profile bankruptcy filings, as well as terrorism threats, weighed heavily on the market the first four months of 2002. Although we recognize that these issues will continue  to challenge investors, we are optimistic that the pieces are in place for an economic recovery and that conditions are improving for our growth investors.

     Turning to administrative matters, we continue to look for ways to provide you with useful investment information in  a timely fashion through our Web site, www.americancentury.com. You'll notice that we are streamlining our funds'
annual and semiannual reports. At the same time, we've put more emphasis on quarterly fund performance commentaries, which should be available online shortly after each calendar quarter end.

     We're pleased that so many of you appreciate the recent enhancements we made to your personal homepages. Based on your feedback, we improved the organization, presentation, and  navigation of your investment folders and accounts, without changing features and services you use most. These changes provide you with one-click access to the most important tools you need to conduct business and maintain your accounts.

     With all our Web site enhancements, our goal is to save you time, simplify your online experience, and give you timely access to pertinent investment information. If you haven't visited our site recently, you can learn more by taking an online tour available from our homepage.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be(reg.sm)."

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Founder and Chairman of the Board          Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
   Financial Highlights ...................................................   15

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   16
   Background Information
      Investment Philosophy

                                              www.americancentury.com      1

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer,  U.S. growth equities

     The U.S. economy and the stock market showed signs of improvement during the six months covered by this report. The S&P 500 finished with a 2.29% gain as investors balanced positive economic trends with weakness in corporate profits.

     Attempts to reconcile conflicting economic and corporate news are reflected in performance that varied by market capitalization and investment style. During the period, the small stocks that traditionally lead the market coming out of a recession dramatically outperformed large stocks. At the same time, wary investors remained valuation conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

     The period opened amid a fourth-quarter rally that was long on sentiment but short on fundamental strength. Investors were confident that the economy was on the mend, and they were betting -- with little data to back them up -- that corporate profits would soon follow suit. Though the economy continued to gain strength in 2002, a strong profit recovery did not materialize. The rally stalled early this year and share prices declined under the weight of an earnings season filled with weak profit reports and modest expectations for the future. Growing concern about accounting practices and rising international tensions also contributed to the uncertain conditions. Throughout the rest of the period, the market vacillated as investors tried to determine when corporate profits would catch up with the resurgent economy.

     Your portfolio managers added value by following disciplined, bottom-up investment strategies that are centered on identifying companies demonstrating accelerating growth. This stock-by-stock approach kept our portfolios focused on companies whose revenues and earnings are benefiting from strong end-market demand for their goods and services, and led us to reduce our exposure to companies facing declining demand.  For example, some of the period's top performers enjoyed sustainable fundamental growth due to robust spending in the consumer marketplace. Meanwhile, some of the worst performing stocks were hurt by cutbacks in corporate spending.

     As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. Growth stocks, particularly smaller issues, participated in the equity rebound, and indicators point to continued
improvement. The economy is growing again after only one quarter of contraction, interest rates remain near historic lows, and productivity growth is strong. In addition,  corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

     Though we expect volatility to continue in the months ahead, we are optimistic that these positive economic trends bode well for growth investors over the long term.

 [left margin]

"AS WE LOOK AHEAD, WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES
FOR GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2002

S&P 500            2.29%
S&P MIDCAP 400    20.02%
RUSSELL 2000      20.03%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2002

 2      1-800-345-2021

New Opportunities II--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002(1)

                     INVESTOR CLASS (INCEPTION 6/1/01)

                          NEW          RUSSELL 2000
                    OPPORTUNITIES II   GROWTH INDEX

6 MONTHS ............... 17.26%            10.40%
LIFE OF FUND ...........  6.00%           -10.59%(2)

(1)  Returns for periods less than one year are not annualized.

(2)  Since 5/31/01, the date nearest the fund's inception for which data are available.

See pages 16-18 for information about share classes, the Russell 2000 Growth
Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The Russell 2000 Growth Index is provided for comparison. New
Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the
Russell 2000 Growth Index do not. Past performance does not guarantee future results.  The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Fund performance since 6/1/01, Index performance since 5/31/01, the date nearest the fund's inception for which data are available.

                                              www.americancentury.com      3

New Opportunities II--Performance Review
--------------------------------------------------------------------------------

[photo of Chris Boyd and John Seitzer]

     A commentary from Chris Boyd and John Seitzer, portfolio managers on the
New Opportunities II investment team.

     New Opportunities II rose 17.26%  for the six months ended April 30, 2002, well ahead of the 10.40% gain of its benchmark, the Russell 2000 Growth Index.
The S&P 500 Index, representing the broader market, rose only 2.29%. The fund's performance for the period compares favorably with that of its peers: The 317 small-cap funds tracked by Lipper Inc. rose an average of 19.99%.

RECOVERY BEGINS

     The period opened eight weeks after the terrorist attacks, a tragic moment in American history that briefly sent the equities market into a nosedive and cast a long shadow on an economy already in recession. But optimism quickly took hold as investors turned their attention to the possibility of recovery, which appeared to be coming to fruition in early 2002 when economic currents reversed course. Monetary and fiscal policies yielded results, and investors received indications that the economy was stabilizing, a trend that gained momentum until the final days of the period.

     However, corporate earnings continued to falter, evidence that business prospects had yet to catch up to the more optimistic economic outlook.
Unrelenting revelations of questionable accounting practices, and later, rising tensions in the Middle East generated bouts of uncertainty and flight to safety.

CONSUMER STOCKS PROSPER

     Still, equities gained ground as the stock market continued to rebound off its September lows. During the period, a theme emerged that was influential in determining where we found earnings growth: the strength of the consumer, balanced against slumping corporate earnings. Low interest rates and subdued inflation gave consumers extra money in their pockets. Their abiding confidence in the economy and commensurate willingness to spend kept aloft the earnings of many consumer-oriented firms, while others that were more closely tied to business spending and the industrial economy struggled toward profitability by cutting jobs and spending to shore up margins.

     Our discipline of seeking firms exhibiting accelerating revenues and earnings mandates that we consider each company on its own merits and build the portfolio one stock at a time. In this environment, following our discipline meant reducing our exposure to technology companies, which labored against meager business spending and inventory excesses, and re-deploying those assets into consumer-oriented businesses. In particular, we built meaningful and rewarding positions in specialty stores, leisure firms and auto parts manufacturers, where the consumer's presence provided the catalyst for the growth that captured our attention.

     One success was Sports Authority, a sporting goods retailer with compelling factors, including strong discretionary spending by consumers, behind its growth. Selective exposure to the leisure industry yielded Harman International
Industries Inc., also a top-contributing stock. Harman develops, produces and sells high-end audio systems used by automakers such as BMW, Mercedes and
Porsche. Once again, the steadiness

[left margin]

PORTFOLIO AT A GLANCE

                                                       AS OF 4/30/02
NET ASSETS                                             $30.4 MILLION

                                                4/30/02          10/31/01
NO. OF COMPANIES                                  106               71
WEIGHTED AVERAGE P/E                              35.6             34.1
MEDIAN MARKET                                    $832              $955
   CAPITALIZATION                               MILLION           MILLION
WEIGHTED MARKET                                  $1.28             $1.42
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              87%(1)            89%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.50%(3)          1.50%(3)

(1)    Six months ended April 30, 2002.
(2)    For the period June 1, 2001 through October 31, 2001.
(3)    Annualized.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                          AS OF APRIL 30, 2002
U.S. COMMON STOCKS & FUTURES                                     93.0%
FOREIGN STOCKS                                                    2.8%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         95.8%
TEMPORARY CASH INVESTMENTS                                        4.2%

Investment terms are defined in the Glossary on pages 18-19.

 4      1-800-345-2021

New Opportunities II--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

of the consumer, even during a difficult economic time, provided the backbone for Harman's positive results. The same trend fueled the strong finish by American Axle & Manufacturing Holdings Inc., which designs and manufactures axles, chassis components, and other auto parts for light trucks and sport utility vehicles.

     Fabric and home decor retailer Hancock Fabrics and Quaker Fabrics, which makes fabrics for upscale furniture, both posted positive results. Following the terrorist attacks, many Americans turned to the comforts of home and focused their spending there. As consumers sought their products, Hancock and Quaker saw revenues and earnings rise.

CHEMICALS AND MEDICAL PROVIDERS SHINE

     Chemical companies and medical providers also demonstrated attractive growth, and holdings from each of these industries went on to become top-contributing stocks united by a common theme: acquisitions. The first was
Valspar Corp., which makes packaging, paints and industrial and architectural coatings. Valspar recently bought competitor Lilly Industries, an acquisition that brought together two firms with complementary strengths. In addition,
Valspar streamlined operations and reduced costs, which increased its profit margins.

     The second, this time from the health care arena, was Accredo Health Inc., a provider of specialized pharmaceuticals and related services for seriously ill people. Accredo purchased a similar division of Gentiva Health Services Inc., which doubled Accredo's size, improved its position with manufacturers, and boosted the number of products in its pipeline. Both acquisitions were well received and the stocks rallied on the news.

DRUG COMPANIES DISAPPOINT

     The health care sector represented, on average, our largest weighting during the period, and the strength of medical products companies and medical services firms like Accredo was the reason why. Amidst the uncertainty that characterized the period, investors frequently sought these businesses --
favored because of their reputations for delivering steady, reliable earnings --
as defensive safe havens.

     At the same time, they shunned drug companies, and those with biotechnology orientations suffered the steepest declines as investors decreased their tolerance of risk. More stringent FDA standards for the approval of new medicines only compounded the difficulty, causing delays in drugs reaching the market and creating earnings shortfalls for many firms.

     As drug companies foundered, our discipline led us to reduce our stake.
Though we were measured in our exposure to this troubled industry, some of New
Opportunities II's holdings were nonetheless caught in the downdraft.
Company-specific factors further dampened returns for Enzon Inc., a biotech firm that makes protein-based medicines for the critically ill, and Cima Labs, Inc., a pharmaceutical enterprise that specializes in enhanced oral-delivery drugs.

WHAT'S NEXT?

     The past six months have held both rewards and challenges for equity investors. While the unfolding recovery is cause for continued optimism, shades of uncertainty remain about whether the rebound will be steep enough to justify the rich valuations of many stocks. Regardless of the climate of skepticism, we will continue to do for our investors what we've always done: seek the best companies exhibiting sustainable earnings acceleration that provide opportunities for superior returns over time.

[right margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               4/30/02            10/31/01
IMMUCOR, INC.                                    2.6%                 --
PITTSTON BRINK'S GROUP                           2.2%                 --
FPIC INSURANCE
     GROUP, INC.                                 2.1%                 --
CHECKERS DRIVE-IN
     RESTAURANTS, INC.                           1.8%                 --
PEP BOYS-MANNY,
     MOE & JACK (THE)                            1.7%                 --
COLE NATIONAL
     CORPORATION                                 1.7%                 --
PEROT SYSTEMS CORP.                              1.6%               2.2%
QUAKER FABRIC CORP.                              1.6%                 --
FOAMEX
     INTERNATIONAL INC.                          1.6%                 --
BARNES & NOBLE INC.                              1.5%                 --

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               4/30/02            10/31/01

SPECIALTY STORES                                11.4%               7.2%
MEDICAL PRODUCTS
     & SUPPLIES                                 11.3%              15.2%

PROPERTY & CASUALTY
     INSURANCE                                   7.3%               4.6%

COMPUTER SOFTWARE                                7.0%               0.9%

INFORMATION SERVICES                             5.4%               4.1%

                                          www.americancentury.com          5

New Opportunities II--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS - 95.0%

AIRLINES - 0.9%

     18,700  Express Jet Holdings, Inc.(1)                          $268,345
                                                           ---------------------

APPAREL & TEXTILES - 2.1%

     34,200  Quaker Fabric Corp.(1)                                  470,421

     25,300  Westpoint Stevens Inc.                                  141,174
                                                           ---------------------

                                                                     611,595
                                                           ---------------------

BANKS - 2.5%

      2,800  City National Corp.                                     154,700

      7,800  First Virginia Banks, Inc.                              446,394

      2,700  Hancock Holding Company                                 151,173
                                                           ---------------------

                                                                     752,267
                                                           ---------------------

CHEMICALS - 4.1%

     55,700  Foamex International Inc.(1)                            468,437

     12,900  Ivex Packaging Corporation(1)                           296,700

      6,800  Spartech Corporation                                    181,832

      6,200  Valspar Corp.                                           285,510
                                                            --------------------

                                                                   1,232,479
                                                           ---------------------

CLOTHING STORES - 0.4%

      4,400  Abercrombie & Fitch Co. Cl A(1)                         132,000
                                                           ---------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 1.2%

      5,700  Diebold, Inc.                                           215,574

      3,450  Kronos Inc.(1)                                          140,329
                                                           ---------------------

                                                                     355,903
                                                           ---------------------

COMPUTER SOFTWARE - 7.0%

      3,200  Advent Software Inc.(1)                                 158,000

      7,800  Anteon International Corp.(1)                           177,450

     39,200  Carreker Corporation(1)                                 389,647

     20,900  DocuCorp International, Inc.(1)                         162,916

      7,400  Epiq Systems, Inc.(1)                                   126,133

      8,800  eResearch Technology, Inc.(1)                           148,852

     45,900  H.T.E., Inc.(1)                                         269,433

      9,803  HPL Technologies, Inc.(1)                               116,705

      6,800  JDA Software Group, Inc.(1)                             205,666

      5,800  Manhattan Associates Inc.(1)                            184,295

      8,500  Network Associates Inc.(1)                              150,875
                                                           ---------------------

                                                                   2,089,972
                                                           ---------------------

CONSUMER DURABLES - 1.5%

      7,000  Mohawk Industries, Inc.(1)(2)                           450,310
                                                           ---------------------

DEFENSE/AEROSPACE - 2.1%

     10,000  Herley Industries, Inc.(1)                              211,950

      2,100  L-3 Communications Holdings, Inc.(1)                    268,338

      5,400  United Defense Industries, Inc.(1)                      146,880
                                                           ---------------------

                                                                     627,168
                                                           ---------------------

Shares                                                                Value
--------------------------------------------------------------------------------

DRUGS - 2.0%

      9,500  Martek Biosciences Corporation(1)                      $273,078

      6,300  Medicis Pharmaceutical Corp. Cl A(1)                    337,365
                                                           ---------------------

                                                                     610,443
                                                           ---------------------

ELECTRICAL EQUIPMENT - 2.2%

     13,900  Applied Signal Technology, Inc.(1)                      132,050

      8,000  Garmin Ltd.(1)                                          180,120

      6,900  Inter-Tel, Inc.                                         140,553

      5,700  Itron Inc.(1)                                           203,063
                                                           ---------------------

                                                                     655,786
                                                           ---------------------

ENTERTAINMENT - 1.0%

     21,300  AMC Entertainment Inc.(1)                               308,850
                                                           ---------------------

ENVIRONMENTAL SERVICES - 3.6%

     19,100  Allied Waste Industries Inc.(1)                         231,874

     24,700  Casella Waste Systems, Inc.(1)                          303,934

     15,900  Republic Services, Inc. Cl A(1)                         314,820

      6,800  Waste Connections, Inc.(1)                              240,074
                                                           ---------------------

                                                                   1,090,702
                                                           ---------------------

FINANCIAL SERVICES - 2.7%

      7,400  BISYS Group, Inc. (The)(1)                              253,080

      7,200  Erie Indemnity Company                                  314,064

      2,700  Federal Agricultural
                Mortgage Corporation(1)                              101,817

      2,000  Investors Financial Services Corp.                      147,290
                                                           ---------------------

                                                                     816,251
                                                           ---------------------

FOOD & BEVERAGE - 1.1%

        100  J. M. Smucker Company (The)                               3,470

     13,400  United Natural Foods Inc.(1)                            320,863
                                                           ---------------------

                                                                     324,333
                                                           ---------------------

FOREST PRODUCTS & PAPER - 0.5%

      7,100  Pactiv Corporation(1)                                    146,757
                                                           ---------------------

HEAVY MACHINERY - 1.0%

     18,000  JLG Industries, Inc.                                     296,280
                                                           ---------------------

INDUSTRIAL PARTS - 2.4%

      8,300  Idex Corporation                                        298,468

      8,700  MSC Industrial Direct Co., Inc.(1)                      184,875

      9,000  Timken Co.                                              239,850
                                                           ---------------------

                                                                     723,193
                                                           ---------------------

INDUSTRIAL SERVICES - 3.2%

     10,561  Cornell Corrections Inc.(1)                             137,293

      4,000  G & K Services Inc. Cl A                                164,600

     23,700  Pittston Brink's Group                                  652,224
                                                           ---------------------

                                                                     954,117
                                                           ---------------------

 6          1-800-345-2021                  See Notes to Financial Statements

New Opportunities II--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

INFORMATION SERVICES - 5.4%

      4,900  Alliance Data Systems Corporation(1)                   $120,785

     13,400  Ceridian Corp.(1)                                       298,552

     57,900  CGI Group Inc. ORD(1)                                   304,717

     12,500  Mantech International Corp.(1)                          292,875

      8,500  Mcafee.com Inc.(1)                                      113,475

     27,500  Perot Systems Corp.(1)                                  489,500
                                                          ----------------------

                                                                   1,619,904
                                                          ----------------------

INTERNET - 0.7%

      6,600  Overture Services Inc.(1)                               225,390
                                                          ----------------------

INVESTMENT TRUSTS - 1.9%

     10,300  iShares Russell 2000 Growth
                Index Fund(1)                                        569,075
                                                          ----------------------

LEISURE - 1.5%

      4,400  Harman International Industries Inc.                    259,820

     26,600  Marvel Enterprises, Inc.(1)                             194,180
                                                          ----------------------

                                                                     454,000
                                                          ----------------------

MEDICAL PRODUCTS & SUPPLIES - 11.3%

     10,700  Biosite Incorporated(1)                                 333,573

      6,800  Embrex Inc.(1)                                          151,470

     14,900  Fisher Scientific International(1)                      424,352

      4,400  Haemonetics Corporation(1)                              145,816

     53,400  Immucor, Inc.(1)                                        767,624

     10,600  Med-Design Corporation (The)(1)                         147,605

      7,600  Ocular Sciences, Inc.(1)                                227,050

     18,700  Osteotech, Inc.(1)                                      149,974

     20,200  Owens & Minor Inc.                                      417,938

      5,000  Patterson Dental Co.(1)                                 230,350

     10,600  Zoll Medical Corp.(1)                                   403,542
                                                          ----------------------

                                                                   3,399,294
                                                          ----------------------

MEDICAL PROVIDERS & SERVICES - 4.9%

      4,900  Accredo Health Inc.(1)                                  317,201

     30,500  Carriage Services, Inc.(1)                              136,030

      2,500  CryoLife, Inc.(1)                                        73,675

      3,600  DIANON Systems, Inc.(1)                                 237,024

      6,900  LifePoint Hospitals Inc.(1)                             289,662

      4,912  Medical Staffing Network
                Holdings, Inc.(1)                                    119,067

      8,200  Province Healthcare Co.(1)                              316,643
                                                          ----------------------

                                                                   1,489,302
                                                          ----------------------

MOTOR VEHICLES & PARTS - 0.6%

      5,300  American Axle & Manufacturing
                Holdings, Inc.(1)                                    174,900
                                                          ----------------------

Shares                                                               Value
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 7.3%

      7,500  Cincinnati Financial Corp.                             $351,413

     44,200  FPIC Insurance Group, Inc.(1)                           633,165

      8,900  Mercury General Corp.                                   445,000

      6,500  PartnerRe Ltd.                                          350,870

      7,700  RLI Corp.                                               443,520
                                                           ---------------------

                                                                   2,223,968
                                                           ---------------------

PUBLISHING - 2.2%

      8,600  John Wiley & Sons, Inc.                                 228,760

     13,100  Standard Register Company (The)                         419,200
                                                           ---------------------

                                                                     647,960
                                                           ---------------------

RAILROADS - 1.5%

     14,550  Genesee & Wyoming Inc.(1)                               318,136

     14,300  RailAmerica, Inc.(1)                                    131,417
                                                           ---------------------

                                                                     449,553
                                                           ---------------------

REAL ESTATE INVESTMENT TRUST - 1.3%

     48,700  La Quinta Corp.(1)                                      388,626
                                                           ---------------------

RESTAURANTS - 2.5%

     44,100  Checkers Drive-In Restaurants, Inc.(1)                  533,390

      3,200  Panera Bread Company(1)                                 214,432
                                                           ---------------------

                                                                     747,822
                                                           ---------------------

SECURITIES & ASSET MANAGEMENT - 1.0%

      6,250  Investment Technology Group Inc.(1)                     287,500
                                                           ---------------------

SPECIALTY STORES - 11.4%

      5,066  99 Cents Only Stores(1)                                 157,451

      5,456  Advance Auto Parts(1)                                   322,995

     18,400  Advanced Marketing Services, Inc.                       446,200

     15,000  Barnes & Noble Inc.(1)                                  453,300

     26,300  Cole National Corporation(1)                            499,700

      6,100  Gart Sports Company(1)                                  205,631

      3,900  Hancock Fabrics Inc.                                     70,941

      3,300  Michaels Stores, Inc.(1)                                133,485

     27,100  Pep Boys-Manny, Moe & Jack (The)                        518,964

     32,200  Sports Authority, Inc. (The)(1)                         410,228

      8,400  Tuesday Morning Corporation(1)                          224,028
                                                           ---------------------

                                                                   3,442,923
                                                           ---------------------

TOTAL COMMON STOCKS                                               28,566,968
                                                           ---------------------
   (Cost $24,515,996)

See Notes to Financial Statements             www.americancentury.com      7

New Opportunities II--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

                                                                     Value
--------------------------------------------------------------------------------
================================================================================

 TEMPORARY CASH INVESTMENTS -
================================================================================

 SEGREGATED FOR FUTURES* - 0.8%

       Repurchase Agreement, State Street Corp.,
          (U.S. Treasury obligations), in a joint trading
          account at 1.83%, dated 4/30/02,
          due 5/1/02 (Delivery value $254,263)                      $254,250
                                                           ---------------------

   (Cost $254,250)
========================================================================

 TEMPORARY CASH INVESTMENTS - 4.2%

    Repurchase Agreement, Deutsche Bank,
       (U.S. Treasury obligations), in a joint trading
       account at 1.81%, dated 4/30/02,
       due 5/1/02 (Delivery value $100,005)                          100,000

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.83%, dated 4/30/02,
       due 5/1/02 (Delivery value $1,145,808)                      1,145,750
                                                           ---------------------

TOTAL TEMPORARY CASH INVESTMENTS                                   1,245,750
                                                           ---------------------

   (Cost $1,245,750)

TOTAL INVESTMENT SECURITIES - 100.0%                             $30,066,968
                                                           =====================

   (Cost $26,015,996)

================================================================================

 EQUITY FUTURES CONTRACTS*

                          Expiration       Underlying Face        Unrealized
        Purchased            Date          Amount at Value           Gain
-----------------------------------------------------------------------------

     1  Russell 2000         June
          Futures            2002             $254,250              $3,643
                                      =======================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

 8          1-800-345-2021                  See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $26,015,996) (Note 3) ... $30,066,968

Cash .............................................................      43,373

Receivable for investments sold ..................................     920,739

Receivable for variation margin on futures contracts .............       3,750

Dividends and interest receivable ................................         126
                                                                   -------------

                                                                    31,034,956
                                                                   -------------
================================================================================

LIABILITIES

Payable for investments purchased ...............................      642,966

Accrued management fees (Note 2) ................................       35,960
                                                                   -------------

                                                                       678,926
                                                                  --------------

Net Assets ......................................................  $30,356,030
                                                                  ==============
================================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .......................... $28,451,211

Accumulated net investment loss ..................................    (118,598)

Accumulated net realized loss on investment transactions .........  (2,031,198)

Net unrealized appreciation on investments (Note 3) ..............   4,054,615
                                                                   -------------

                                                                   $30,356,030
                                                                   =============

Investor Class, $0.01 Par Value

Net assets ....................................................... $30,356,030

Shares outstanding ................................................  5,727,705

Net asset value per share .........................................      $5.30

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      9

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

INVESTMENT LOSS

Income:

Dividends ....................................................... $     39,949

Interest ........................................................       16,271
                                                                   -------------

                                                                        56,220
                                                                   -------------

Expenses (Note 2):

Management fees .................................................      174,727

Directors' fees and expenses ....................................           91
                                                                   -------------

                                                                       174,818
                                                                   -------------

Net investment loss .............................................     (118,598)
                                                                   -------------
================================================================================

REALIZED AND UNREALIZED GAIN (NOTE 3)

Net realized gain on investment transactions ....................      522,745

Change in net unrealized appreciation on investments ............    3,173,775
                                                                   -------------

Net realized and unrealized gain ................................    3,696,520
                                                                   -------------

Net Increase in Net Assets Resulting from Operations ............   $3,577,922
                                                                   =============

                                            See Notes to Financial Statements
 10          1-800-345-2021        See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED) AND PERIOD ENDED OCTOBER 31, 2001

Increase in Net Assets

                                                         2002              2001(1)
                                                         ----              -------

OPERATIONS

Net investment loss. ............................. $   (118,598)         $    (54,324)

Net realized gain (loss) .........................      522,745            (2,553,943)

Change in net unrealized appreciation ............    3,173,775               880,840
                                                   -------------          -------------

Net increase (decrease) in net assets
   resulting from operations. ....................    3,577,922            (1,727,427)
                                                   -------------          -------------
========================================================================================

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from capital
   share transactions ............................    8,561,102            19,944,433
                                                   -------------          -------------

Net increase in net assets .......................   12,139,024            18,217,006
========================================================================================

NET ASSETS

Beginning of period .............................    18,217,006                    --
                                                   -------------          -------------

End of period ...................................   $30,356,030           $18,217,006
                                                   =============          =============

Accumulated net investment loss .................     $(118,598)                   --
                                                   =============          =============

(1)  June 1, 2001 (inception) through October 31, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities II Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Institutional Class. The share classes differ principally in their respective shareholder expense arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class had not commenced as of April 30, 2002.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $2,523,137 (expiring in 2009), which may be used to offset future taxable realized gains.

 12      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the  parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services Corporation.

    During the six months ended April 30, 2002, the fund invested in a money market fund for temporary purposes that is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
Bank (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM. See Note 5 for information on the bank line of credit.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2002, were $28,165,742 and
$19,216,864, respectively.

    At April 30, 2002, accumulated net unrealized appreciation was $4,020,166, based on the aggregate cost of investments for federal income tax purposes of
$26,046,802, which consisted of unrealized appreciation of $4,662,644 and unrealized depreciation of $642,478.

4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows:

                                          SHARES              AMOUNT
                                          ------              ------

INVESTOR CLASS

Shares Authorized ..................    250,000,000
                                      =============

Six months ended April 30, 2002
Sold ...............................      1,960,960        $9,867,662
Redeemed ...........................       (262,338)       (1,306,560)
                                      -------------       -------------
Net increase .......................      1,698,622        $8,561,102
                                      =============       =============

Period ended October 31, 2001(1)
Sold ...............................      4,171,168       $20,574,536
Redeemed ...........................       (142,085)         (630,103)
                                      -------------       -------------
Net increase .......................      4,029,083       $19,944,433
                                      =============       =============
========================================================================

INSTITUTIONAL CLASS

Shares Authorized ..................     50,000,000
                                      =============

(1)  June 1, 2001 (commencement) through October 31, 2001.

                                              www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2002.

 14      1-800-345-2021

New Opportunities II--Financial Highlights
--------------------------------------------------------------------------------

                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                           Investor Class

                                                        2002(1)        2001(2)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ................   $4.52          $5.00
                                                      --------        --------

Income From Investment Operations

  Net Investment Loss ...............................   (0.02)         (0.01)

  Net Realized and Unrealized Gain (Loss) ...........    0.80          (0.47)
                                                      --------        --------

  Total From Investment Operations ..................    0.78          (0.48)
                                                      --------        --------

Net Asset Value, End of Period ......................   $5.30          $4.52
                                                      ========        ========

  Total Return(3) ...................................   17.26%         (9.60)%
===================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ... 1.50%(4)        1.50%(4)

Ratio of Net Investment Loss to Average Net Assets .(1.02)%(4)      (0.81)%(4)

Portfolio Turnover Rate ............................      87%             89%

Net Assets, End of Period (in thousands) ........... $30,356          $18,217

(1)  Six months ended April 30, 2002 (unaudited).

(2)  June 1, 2001 (inception) through October 31, 2001.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      15

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    No shares of the Institutional Class have been sold as of April 30, 2002.

    All classes of shares represent a pro rata interest  in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

 16      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     AMERICAN CENTURY NEW OPPORTUNITIES II generally invests in the  securities of small companies that  exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility, but offers long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on  the regular Nasdaq market, as well as  national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by  Standard & Poor's, it is considered to  be a broad measure of U.S. stock  market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created  by the Frank Russell Company. It measures the performance of the 2,000  smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS
  New Opportunities II
       CHRIS BOYD, CFA
       JOHN SEITZER, CFA

                                              www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.4 billion. This is Lipper's market capitalization breakpoint as of
April 30, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.5 billion and $10.4 billion. This is
Lipper's  market capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market  fluctuations. The S&P MidCap 400 Index and
Russell  2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization  breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

 18      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                              www.americancentury.com      19

Notes
--------------------------------------------------------------------------------

      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Treasury     FL Municipal Bond
   Limited-Term Bond               Intermediate-Term Tax-Free
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

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AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0206                                 American Century Investment Services, Inc.
SH-ANN-29919S                      (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Tax-Managed Value

April 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., and James E.Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III
New Opportunities

     We witnessed a remarkable turnaround in the six months covered by this report. Overcoming the events of September 11, economic growth turned positive after only one down quarter and accelerated strongly in the first quarter of this year. Investors responded to these positive developments with a resounding stock rally in the fourth quarter of 2001.

     However, accounting concerns, weak corporate earnings, high-profile bankruptcy filings, as well as terrorism threats, weighed on the market the first four months of 2002. Although we recognize that these issues will continue to challenge investors, we are optimistic that the pieces are in place for a sustained economic recovery.

     Turning to administrative matters, we continue to look for ways to provide you with useful investment information in a timely fashion through our Web site,
www.americancentury.com. You'll notice that we are streamlining our funds'
annual and semiannual reports. At the same time, we've put more emphasis on quarterly fund performance commentaries, which should be available online shortly after each calendar quarter end.

     We're pleased that so many of you appreciate the recent enhancements we made to your personal homepages. Based on your feedback, we improved the organization, presentation, and navigation of your investment folders and accounts, without changing features and services you use most. These changes provide you with one-click access to the most important tools you need to conduct business and maintain your accounts.

     With all our Web site enhancements, our goal is to save you time, simplify your online experience, and give you timely access to pertinent investment information. If you haven't visited our site recently, you can learn more by taking an online tour available from our homepage.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be(reg.sm)."

Sincerely,

/s/James E. Stowers, Jr.              /s/James E. Stowers III
James E. Stowers, Jr.                 James E. Stowers III
Founder and Chairman of the Board     Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2

TAX-MANAGED VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION
   Share Class and Retirement Account Information .........................   16
   Background Information

                                                  www.americancentury.com

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

     In an environment that challenged investors to reconcile positive economic trends with continuing weakness in corporate profits, the S&P 500 Index posted a
2.29% gain for the six months ended April 30, 2002. In contrast, the Russell
1000 Value Index, which reflects the performance of larger-cap value companies, was up 8.87%. Tax-Managed Value's results reflected this favorable performance of value stocks during the period, returning 8.95%.

VALUE RULED, SMALLER STOCKS LED

     The areas that performed well since our last report to you were an odd mix.
Economically sensitive sectors, such as consumer cyclicals, basic materials and transportation, led the market, reflecting optimism about a rebounding economy.
At the same time, more defensive sectors, including consumer non-cyclicals and consumer services, also moved higher. Financials, the largest sector of the S&P 500, posted modest gains, while at the opposite end, telecommunications and industrials struggled.

     Size mattered, too--a lot. Investors increasingly sought both strong fundamentals and solid earnings at reasonable prices, creating an environment that ultimately favored smaller value-oriented stocks over their larger counterparts. The S&P MidCap 400/BARRA Value Index, which tracks mid-cap value stocks, was up dramatically, showing a gain of 25.81%. Going down in capitalization, the S&P SmallCap 600/BARRA Value Index shot up 32.88%.

A RALLY THAT STALLED

     Looking back, the period opened in the midst of a fourth-quarter rally that was long on sentiment but short on  fundamental strength. Investors were confident that the economy was on the mend and were betting--but with little data to back them up--that corporate profits would soon follow suit. Though the economy continued to gain strength in 2002, a dramatic rebound was slow to materialize. The rally that had briefly shored up investor optimism stalled abruptly in the early months of 2002, and share prices declined under the weight of weak profit reports, unfulfilled forecasts, and more modest expectations for the future. Growing concern about accounting practices and rising international tensions also contributed to the uncertainty. Besides restraining the S&P 500, investors' caution about earnings was most evident in the technology-heavy
Nasdaq Composite, which was up just 0.06%.

GOING FORWARD

     Currently, many larger stocks remain richly valued, while many smaller-cap firms continue to sell at discounts to their fair market value, an environment that could persist in the months to come. Also, in the wake of the Enron scandal that erupted in late 2001, investors increasingly are focused on the balance sheet, actively questioning the accounting practices in place at many high-profile businesses.

     In addition, the economy is growing again after only one quarter of contraction, U.S. interest rates remain near 40-year lows, and productivity growth is showing strength. Corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line.

     Added up, we think the volatility of the current environment could continue, favoring the conservative, price-sensitive approach used in the management of Tax-Managed Value. For our part, we will continue to apply our disciplined, value-based methodologies to find those high-quality businesses that can be purchased at attractive discounts to their normal prices. We believe that, over time, these firms will provide exceptional returns for our investors

[right margin]

MARKET RETURNS

FOR THE SIX MONTHS ENDED APRIL 30, 2002

S&P 500/BARRA VALUE                    3.91%
RUSSELL 1000 VALUE                     8.87%
S&P 500                                2.29%

Source: Lipper Inc.

These indices represent the performance of large-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2002

2     1-800-345-2021

Tax-Managed Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                          INVESTOR CLASS (INCEPTION 3/31/99)          INSTITUTIONAL CLASS (INCEPTION 3/1/02)
                                                                     RETURN
                                                                  AFTER-TAX ON
                       S&P 500/   RUSSELL    TAX-     RETURN      DISTRIBUTION  S&P 500/    RUSSELL        TAX-
                        BARRA      1000    MANAGED  AFTER-TAX ON    & SALE OF    BARRA       1000        MANAGED
                        VALUE      VALUE    VALUE  DISTRIBUTION(2)  SHARES(2)    VALUE       VALUE        VALUE

6 MONTHS(1) ..........   3.91%     8.87%    8.95%      8.50%         5.48%         --          --          --
1 YEAR ............... -14.86%    -3.91%    0.21%     -0.20%         0.12%(3)      --          --          --
==================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ..............  -3.11%    -0.57%    3.01%      2.53%         2.17%         --          --          --
LIFE OF FUND .........  -0.39%     2.37%    6.23%      5.74%         4.78%    -0.14%(1)(4)  1.14%(1)(4)  -1.02%(1)

(1)  Returns for periods less than one year are not annualized.

(2)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as
401(k) plans or individual retirement accounts.

(3)  The 1 Year return after-tax on distribution and sale of shares is higher than the return after-tax on distribution because it assumes fund shares are sold at the end of the period and that the shareholder can utilize the potential tax benefit of the capital loss resulting from such sale.

(4)  Since 2/28/02, the date nearest the class's inception for which data are available.

See pages 17-18 for information about the indices and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Tax-Managed Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

*From 3/31/99 to 4/30/99. Not annualized.

                                                  www.americancentury.com     3

Tax-Managed Value--Performance Review
--------------------------------------------------------------------------------

[photo of Chuck Ritter and Mark Mallon]

An interview with Chuck Ritter (left) and Mark Mallon, portfolio managers on the Tax-Managed Value investment team.

     During the six-month period ending April 30, 2002, Tax-Managed Value was up 8.95%*, slightly more than its new benchmark, the Russell 1000 Value Index, which gained 8.87%. The Russell 1000 Value Index replaces the portfolio's previous benchmark, the S&P 500/BARRA Value Index, because we feel it more accurately reflects the performance of undervalued large-capitalization stocks. Tax-Managed Value outpaced its previous benchmark as well, which gained only 3.91%.

     Furthermore, Tax-Managed Value did not make a capital gains distribution during the period. This was the result of our efforts to minimize the impact of federal taxes on returns by using tax sensitive investment techniques.

     As the post-Sept. 11 concerns receded, investors began to return to the stock market, encouraged by the continued strength of consumer spending, which was fueled by tax rebates, lower tax withholding, lower interest rates and more mortgage refinancing. Investors rotated out of defensive positions, such as health care, and back into more economically-sensitive arenas, including consumer cyclicals and technology.

     In February, the economy seemed to be on the verge of an expansion as U.S.
retailers had their biggest monthly sales gain in almost two years and industrial production rose for the second consecutive month, the first back-to-back rise in 18 months. However, investor optimism was soon dampened by lukewarm first-quarter earnings and worries about corporate accounting practices spawned by the collapse of energy-trading giant Enron.

     In this environment, many investors shifted toward the value style of investing. That focus benefited Tax-Managed Value, which targets companies selling at prices below their fair market value because of market sentiment or other factors.

PRUDENT SELECTION

     Financials, the portfolio's largest sector concentration during the period, was also its largest contributing sector. Virtually all industries in this sector flourished in the wake of the Federal Reserve's series of rate cuts throughout 2001, but banks and insurers contributed the most. Among banks, top-performers include Bank of America and Wachovia, which are enjoying greater profit margins in their lending businesses. Also, anxiety after the terrorist attacks increased demand for insurance, which meant better pricing for both life and property insurers.

     The continuing strength of consumer spending helped make the consumer cyclicals sector the portfolio's second-biggest contributor. That trend benefited automakers, particularly General Motors, which reversed a decade-long trend of losing market share in 2001 by improving vehicle quality, keeping prices competitive, and slashing costs. In addition, consumers ignored analysts'
expectations of the worst Christmas season ever and continued to shop. That rewarded both retailers and clothing manufacturers,

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
================================================================================
                                                      AS OF 4/30/02
NET ASSETS                                            $56.3 MILLION
================================================================================
                                              4/30/02               10/31/01
NO. OF COMPANIES                                 88                    89
P/E RATIO                                       24.5                  18.6
MEDIAN MARKET CAPITALIZATION               $17.0 BILLION         $12.6 BILLION
WEIGHTED MARKET CAPITALIZATION             $59.8 BILLION         $54.8 BILLION
PORTFOLIO TURNOVER                             24%(1)                56%(2)
EXPENSE RATIO (FOR INVESTOR CLASS)           1.10%(3)                 1.10%

(1)   Six months ended 4/30/2002.

(2)   Year ended 10/31/2001.

(3)   Annualized.

TYPES OF INVESTMENTS IN THE PORTFOLIO
================================================================================
                                                         AS OF APRIL 30, 2002
U.S. COMMON STOCKS                                               91.8%
FOREIGN STOCKS                                                    3.4%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         95.2%
TEMPORARY CASH                                                    4.8%

Investment terms are defined in the Glossary on pages 18-19.

4     1-800-345-2021

Tax-Managed Value--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

such as The Limited and VF Corp., maker of Lee, Wrangler and Chic jeans.

     During the period, OPEC nations coordinated efforts to cut production and increase oil prices. As a result, energy, Tax-Managed Value's second-largest sector concentration, was a strong contributor. The portfolio's overweight stake in oil companies such as Royal Dutch and ExxonMobil translated into significant gains for the fund.

     Consumer non-cyclical holdings also contributed to Tax-Managed Value's performance, led by home products maker Fortune Brands and food conglomerate
ConAgra. In periods of uncertainty, investors typically shift toward non-cyclical consumer industries, believing that changes in the economy do not deter consumer demand for food and beverages.

     The terrorist attacks in America and subsequent war in Afghanistan focused the market's attention on defense manufacturers. But we were there first, thanks to our focus on finding strong companies that the market has temporarily undervalued or overlooked. When we opened the portfolio in 1999, one of our first investments was ITT Industries, a leading manufacturer of combat radios, night vision devices, and airborne electronic warfare systems--all items whose demand rocketed during the war campaign. True to our discipline, once ITT
Industries' stock price exceeded our valuation  criteria, we sold our position and realized a substantial profit for the fund.

A FEW LAGGARDS

     Given this strong value environment, just two sectors detracted. Despite superior stock selection among medical products companies, concerns about patent expirations hurt drug holdings, particularly Merck, the largest U.S. drug company in terms of revenues. The firm's stock price has suffered due to investor worries about its short-term growth prospects. We remain invested in
Merck because we believe the company's focus on research and development will be rewarded by new, industry-leading lines of drugs.

     The portfolio's underweight position in telecommunications helped it sidestep deep losses, as the industry suffered through a year of earnings disappointments. AT&T, the nation's largest provider of long-distance service, suffered in a pricing war with start-up competitors. We believe AT&T's value could rise in response to two factors. Long-distance prices should stabilize as some start-up companies disappear through bankruptcy. Moreover, regulatory approval to complete the sale of AT&T Broadband to Comcast would be an additional positive.

A FAVORABLE ENVIRONMENT

     Investor uncertainty lingers in the market place. Yet, during March, the
Federal Reserve indicated that no more interest rate cuts were necessary to stimulate the economy, and its chairman, Alan Greenspan, told Congress that
"recent evidence increasingly  suggests that an economic expansion is already well under way." Signs that manufacturing is creeping out of its year-and-a-half long slump and inventories are shrinking indicate that a recovery is near. Such an environment bodes well for the value-oriented firms we seek for Tax-Managed
Value's portfolio, and we expect these companies will produce attractive returns over the long term.

[right margin]

TOP TEN HOLDINGS

                                                  % OF FUND INVESTMENTS
                                                AS OF              AS OF
                                               4/30/02            10/31/01

CITIGROUP INC.                                   4.7%               3.9%
EXXON MOBIL CORP.                                4.5%               4.6%
VERIZON COMMUNICATIONS                           2.5%               2.7%
BANK OF AMERICA CORP.                            2.5%               2.3%
FANNIE MAE                                       2.4%               2.2%
ROYAL DUTCH PETROLEUM CO. NEW YORK SHARES        2.3%               2.2%
MERCK & CO., INC.                                2.1%               1.6%
PHILIP MORRIS COMPANIES INC.                     1.9%               2.2%
SBC COMMUNICATIONS INC.                          1.5%                --
WACHOVIA CORP.                                   1.5%               1.3%

TOP FIVE INDUSTRIES

                                                  % OF FUND INVESTMENTS
                                                AS OF              AS OF
                                               4/30/02            10/31/01

BANKS                                           15.4%              13.6%
ENERGY RESERVES & PRODUCTION                    10.8%               8.7%
TELEPHONE                                        6.2%               4.8%
ELECTRICAL UTILITIES                             5.3%               4.0%
PROPERTY & CASUALTY INSURANCE                    4.6%               2.9%

                                              www.americancentury.com         5

Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                                                             Value
--------------------------------------------------------------------------------

COMMON STOCKS - 95.2%

APPAREL & TEXTILES -- 1.4%

      11,200  Liz Claiborne, Inc.                          $       350,448
      10,200  VF Corp.                                             446,454
                                                         -----------------------
                                                                   796,902
                                                         -----------------------

BANKS - 15.4%

      19,600  Bank of America Corp.                              1,420,608
      20,100  Bank One Corp.                                       821,487
      61,633  Citigroup Inc.                                     2,668,708
      16,050  Fleet Boston Financial Corp.                         566,565
      16,800  KeyCorp                                              472,248
      20,700  National City Corp.                                  645,840
      10,900  PNC Financial Services Group                         601,135
      30,010  U.S. Bancorp                                         711,237
      21,800  Wachovia Corp.                                       829,272
                                                         -----------------------
                                                                 8,737,100
                                                         -----------------------

CHEMICALS -- 1.5%

       9,400  PPG Industries, Inc.                                 491,714
       5,800  Praxair, Inc.                                        331,180
                                                         -----------------------
                                                                   822,894
                                                         -----------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.9%

      28,500  Compaq Computer Corp.                                289,275
      14,200  Hewlett-Packard Co.                                  242,820
       6,600  International Business Machines Corp.                552,816
                                                         -----------------------
                                                                 1,084,911
                                                         -----------------------

COMPUTER SOFTWARE -- 1.4%

      29,500  Computer Associates International, Inc.              548,700
      25,300  Oracle Corp.(1)                                      254,139
                                                         -----------------------
                                                                   802,839
                                                         -----------------------

CONSUMER DURABLES -- 0.7%

       5,400  Whirlpool Corp.                                      404,730
                                                         -----------------------

DEFENSE/AEROSPACE -- 2.7%

      11,000  Boeing Co.                                           490,600
      11,800  Honeywell International Inc.                         432,824
      10,200  Raytheon Company                                     431,460
       2,900  TRW Inc.                                             159,587
                                                         -----------------------
                                                                 1,514,471
                                                         -----------------------

DEPARTMENT STORES -- 2.0%

      16,500  May Department Stores Co. (The)                      572,220
      11,000  Sears, Roebuck & Co.                                 580,250
                                                         -----------------------
                                                                 1,152,470
                                                         -----------------------

DRUGS -- 3.8%

      19,500  Bristol-Myers Squibb Co.                             561,600
      21,500  Merck & Co., Inc.                                  1,168,310
      14,300  Schering-Plough Corp.                                390,390
                                                         -----------------------
                                                                 2,120,300
                                                         -----------------------

Shares                                                              Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.5%

      36,400  Lucent Technologies Inc.(1)                  $       167,440
      16,400  Tellabs, Inc.(1)                                     139,318
                                                         -----------------------
                                                                   306,758
                                                         -----------------------

ELECTRICAL UTILITIES -- 5.3%

      13,200  American Electric Power                              604,560
      14,400  Cinergy Corp.                                        511,632
      11,800  DTE Energy Company                                   535,012
      13,700  Exelon Corp.                                         743,910
      11,400  TXU Corp.                                            620,388
                                                         -----------------------
                                                                 3,015,502
                                                         -----------------------

ENERGY RESERVES & PRODUCTION -- 10.8%

       6,400  ChevronTexaco Corp.                                  554,944
      20,200  Conoco Inc.                                          566,610
      63,210  Exxon Mobil Corp.                                  2,539,146
      20,300  Occidental Petroleum Corp.                           583,625
       9,340  Phillips Petroleum Co.                               558,625
      24,500  Royal Dutch Petroleum Co.
                 New York Shares                                 1,280,370
                                                         -----------------------
                                                                 6,083,320
                                                         -----------------------

ENVIRONMENTAL SERVICES -- 1.1%

      23,000  Waste Management, Inc.                               605,820
                                                         -----------------------

FINANCIAL SERVICES -- 4.2%

      16,900  Fannie Mae                                         1,333,917
       8,700  Freddie Mac                                          568,545
       8,200  MBIA Inc.                                            442,226
                                                         -----------------------
                                                                 2,344,688
                                                         -----------------------

FOOD & BEVERAGE -- 3.4%

      24,900  ConAgra Foods, Inc.                                  610,050
      14,400  Heinz (H.J.) Co.                                     604,656
      10,500  Unilever N.V. New York Shares                        679,350
                                                         -----------------------
                                                                 1,894,056
                                                         -----------------------

FOREST PRODUCTS & PAPER -- 0.5%

       6,500  International Paper Co.                              269,295
                                                         -----------------------

GAS & WATER UTILITIES -- 0.5%

      12,800  NiSource Inc.                                        282,880
                                                         -----------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.5%

      11,200  Dover Corp.                                          417,312
       8,400  Emerson Electric Co.                                 448,476
                                                         -----------------------
                                                                   865,788
                                                         -----------------------

HOME PRODUCTS -- 0.8%

       8,700  Fortune Brands, Inc.                                 454,662
                                                         -----------------------

INDUSTRIAL PARTS -- 1.9%

       9,300  Black & Decker Corporation                           452,724
       8,500  Parker-Hannifin Corp.                                424,575
       6,900  Snap-on Inc.                                         218,592
                                                         -----------------------
                                                                 1,095,891
                                                         -----------------------

6         1-800-345-2021                       See Notes to Financial Statements

Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 1.3%

       6,000  Computer Sciences Corp.(1)                   $       269,100
       8,200  Electronic Data Systems Corp.                        444,932
                                                         -----------------------
                                                                   714,032
                                                         -----------------------

INVESTMENT TRUSTS -- 4.5%

      23,500  Standard and Poor's
                 500 Depositary Receipt                          2,538,000
                                                         -----------------------

LEISURE -- 0.8%

       5,900  Eastman Kodak Co.                                    190,039
      13,662  Mattel, Inc.                                         281,984
                                                         -----------------------
                                                                   472,023
                                                         -----------------------

LIFE & HEALTH INSURANCE -- 2.5%

       5,800  CIGNA Corp.                                          632,200
      11,000  Torchmark Corp.                                      449,790
      10,700  UnumProvident Corp.                                  302,168
                                                         -----------------------
                                                                 1,384,158
                                                         -----------------------

MEDIA -- 0.6%

      13,400  Disney (Walt) Co.                                    310,612
                                                         -----------------------

MEDICAL PRODUCTS & SUPPLIES -- 1.4%

      13,500  Becton Dickinson & Co.                               501,795
       7,500  Guidant Corp.(1)                                     282,000
                                                         -----------------------

                                                                   783,795
                                                         -----------------------

MEDICAL PROVIDERS & SERVICES -- 0.9%

      10,100  HCA Inc.                                             482,679
                                                         -----------------------

MINING & METALS -- 0.6%

       9,400  Alcoa Inc.                                           319,882
                                                         -----------------------

MOTOR VEHICLES & PARTS -- 1.0%

       9,000  General Motors Corp.                                 577,350
                                                         -----------------------

OIL SERVICES -- 0.4%

       6,800  Transocean Sedco Forex, Inc.                         241,400
                                                         -----------------------

PROPERTY & CASUALTY INSURANCE -- 4.6%

      19,900  Allstate Corp.                                       790,826
       8,400  Hartford Financial Services
                 Group, Inc. (The)                                 582,120
      10,000  Loews Corp.                                          599,500
       6,800  MGIC Investment Corp.                                485,248
       8,347  Travelers Property Casualty Corp.(1)                 155,171
                                                         -----------------------
                                                                 2,612,865
                                                         -----------------------

PUBLISHING -- 0.9%

       6,800  Gannett Co., Inc.                                    498,440
                                                         -----------------------

RAILROADS -- 0.7%

      14,900  Burlington Northern Santa Fe Corp.                   409,601
                                                         -----------------------

REAL ESTATE INVESTMENT TRUST -- 0.8%

      15,200  Equity Residential Properties Trust                  428,640
                                                         -----------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

RESTAURANTS -- 1.1%

      22,700  McDonald's Corp.                                 $       644,680
                                                         -----------------------

SECURITIES & ASSET MANAGEMENT -- 2.4%

      16,300  Merrill Lynch & Co., Inc.                                683,622
      14,400  Morgan Stanley Dean Witter & Co.                         687,168
                                                         -----------------------
                                                                     1,370,790
                                                         -----------------------

TELEPHONE -- 6.2%

      53,900  AT&T Corp.                                               707,168
      27,700  SBC Communications Inc.                                  860,362
      32,400  Sprint Corp.                                             513,540
      35,680  Verizon Communications                                 1,431,125
                                                         -----------------------
                                                                     3,512,195
                                                         -----------------------

THRIFTS -- 1.3%

      19,200  Washington Mutual, Inc.                                  724,416
                                                         -----------------------

TOBACCO -- 1.9%

      20,100  Philip Morris Companies Inc.                           1,094,043
                                                         -----------------------

TOTAL COMMON STOCKS                                                 53,774,878
                                                         -----------------------
  (Cost $47,720,264)

TEMPORARY CASH INVESTMENTS -- 4.8%

    Repurchase Agreement, Deutsche Bank Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.81%, dated 4/30/02,
       due 5/1/02 (Delivery value $2,700,136)                        2,700,000
                                                         -----------------------
  (Cost $2,700,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $56,474,878
                                                         =======================
  (Cost $50,420,264)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

See Notes to Financial Statements                 www.americancentury.com     7

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $50,420,264) (Note 3) ... $56,474,878

Receivable for investments sold ..................................      55,178

Dividends and interest receivable ................................      52,812
                                                                   -------------
                                                                    56,582,868
                                                                   -------------

LIABILITIES

Disbursements in excess of demand deposit cash ...................      79,329

Payable for investments purchased ................................     105,727

Accrued management fees (Note 2) .................................      51,177
                                                                 ---------------
                                                                       236,233
                                                                 ---------------
Net Assets .....................................................   $56,346,635
                                                                 ===============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .......................... $51,502,866

Undistributed net investment income ..............................     113,264

Accumulated net realized loss on investment transactions .........  (1,324,109)

Net unrealized appreciation on investments (Note 3) ............     6,054,614
                                                                 ---------------
                                                                   $56,346,635
                                                                 ===============

Investor Class, $0.01 Par Value
Net assets ......................................................  $53,769,992
Shares outstanding ..............................................    9,250,695
Net asset value per share .......................................        $5.81

Institutional Class, $0.01 Par Value
Net assets ......................................................   $2,576,643
Shares outstanding ..............................................      443,145
Net asset value per share .......................................        $5.81

                                              See Notes to Financial Statements

8         1-800-345-2021             See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

INVESTMENT INCOME

Income:

Dividends ......................................................   $   555,652

Interest .......................................................        22,821
                                                                 ---------------
                                                                       578,473
                                                                 ---------------
Expenses (Note 2):

Management fees ................................................       293,427

Directors' fees and expenses ...................................           217
                                                                 ---------------
                                                                       293,644
                                                                 ---------------
Net investment income ..........................................       284,829
                                                                 ---------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investment transactions ...................     1,296,147

Change in net unrealized appreciation on investments ...........     2,683,757
                                                                 ---------------
Net realized and unrealized gain ...............................     3,979,904
                                                                 ---------------
Net Increase in Net Assets Resulting from Operations ...........    $4,264,733
                                                                 ===============

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com     9

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2001

Increase in Net Assets

                                                      2002              2001
                                                      ----              ----

OPERATIONS

Net investment income .........................   $   284,829     $    513,420

Net realized gain (loss) ......................     1,296,147       (1,060,970)

Change in net unrealized appreciation .........     2,683,757         (332,341)
                                                --------------   ---------------
Net increase (decrease) in net assets
resulting from operations .....................     4,264,733         (879,891)
                                                --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class .............................       (537,623)        (575,700)
                                                --------------   ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets
from capital share transactions ..............      5,077,616        9,862,555
                                                --------------   ---------------

Net increase in net assets ...................      8,804,726        8,406,964

NET ASSETS

Beginning of period ..........................     47,541,909       39,134,945
                                                --------------   ---------------

End of period ................................    $56,346,635      $47,541,909
                                                ==============   ===============

Undistributed net investment income ..........       $113,264         $366,058
                                                ==============   ===============

                                               See Notes to Financial Statements

10        1-800-345-2021              See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Tax-Managed Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to be undervalued at the time of purchase while attempting to minimize the impact of federal taxes on shareholder returns. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional
Class commenced on March 1, 2002. Sale of the Advisor Class had not commenced as of April 30, 2002. The Advisor Class is authorized to issue 50,000,000 shares.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are  valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their  ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and  tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, accumulated net realized capital loss carryovers for federal income tax purposes of $2,606,765 (expiring in 2007 through 2009) may be used to offset future taxable gains.

                                                  www.americancentury.com    11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

  The annual management fee for each class of shares is as follows:

                         INVESTOR CLASS     ADVISOR CLASS   INSTITUTIONAL CLASS
                         --------------     -------------   -------------------

FUND AVERAGE NET ASSETS

First $500 million ......... 1.10%              0.85%              0.90%
Next $500 million .......... 1.00%              0.75%              0.80%
Over $1 billion ............ 0.90%              0.65%              0.70%

    The effective annual management fee was 1.10% and 0.90%, for the Investor
Class and Institutional Class, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted the
Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred for the
Advisor Class because it had not commenced operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended April 30, 2002, the fund invested in a money market fund for temporary purposes that was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (See Note 5).

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2002, were $16,858,762 and
$12,526,213, respectively.

    At April 30, 2002, accumulated net unrealized appreciation was $6,041,123, based on the aggregate cost of investments for federal income tax purposes of
$50,433,755, which consisted of unrealized appreciation of $8,369,095 and unrealized depreciation of $2,327,972.

12    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                  SHARES          AMOUNT
                                                  ------          ------

INVESTOR CLASS

Six months ended April 30, 2002

Shares Authorized .........................    134,000,000
                                             ===============

Sold ......................................        980,051       $5,676,730

Issued in reinvestment of distributions ...       (640,056)      (3,729,215)

Redeemed ..................................         93,495          525,443
                                             ---------------   --------------
Net increase ..............................        433,490       $2,472,958
                                             ===============   ==============

Year ended October 31, 2001

Shares Authorized .........................    134,000,000
                                             ===============

Sold ......................................      2,379,801      $13,647,684

Issued in reinvestment of distributions ...        107,929          563,389

Redeemed ..................................       (780,784)      (4,348,518)
                                             ---------------   --------------
Net increase ..............................      1,706,946     $  9,862,555
                                             ===============   ==============

INSTITUTIONAL CLASS

Period ended April 30, 2002(1)

Shares Authorized .........................     16,000,000
                                             ===============

Sold ......................................        443,145       $2,604,658
                                             ===============   ==============

(1) March 1, 2002 (commencement of sale) through April 30, 2002 (unaudited).

5. BANK LOANS

       The fund, along with certain other funds managed by ACIM, has a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The fund did not borrow from the line during the six months ended
April 30, 2002.

                                                  www.americancentury.com    13

Tax-Managed Value--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                Investor Class

                                                2002(1)        2001          2000         1999(2)
                                               -------         ----          ----         -------

PER-SHARE DATA

Net Asset Value, Beginning of Period ........  $5.39         $5.50         $5.18         $5.00
                                             -----------    ---------    ---------     ------------
Income From Investment Operations

  Net Investment Income .....................   0.03(3)       0.06          0.08          0.04

  Net Realized and Unrealized Gain (Loss) ...   0.45         (0.09)         0.29          0.14
                                             -----------    ---------    ---------     ------------
  Total From Investment Operations .........    0.48         (0.03)         0.37          0.18
                                             -----------    ---------    ---------     ------------

Distributions

  From Net Investment Income ...............   (0.06)        (0.08)        (0.05)          --
                                             -----------    ---------    ---------     ------------
Net Asset Value, End of Period .............   $5.81         $5.39         $5.50         $5.18
                                             ===========    =========    =========     ============
  Total Return(4) ..........................    8.95%        (0.47)%        7.23%         3.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................    1.10%(5)       1.10%        1.10%         1.10%(5)

Ratio of Net Investment Income
to Average Net Assets ......................    1.06%(5)       1.18%        1.56%         1.14%(5)

Portfolio Turnover Rate ....................        24%          56%          73%             41%

Net Assets, End of Period (in thousands) ...    $53,770      $47,542      $39,135         $46,132

(1)  Six months ended April 30, 2002 (unaudited).

(2)  March 31, 1999 (inception) through October 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total
return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

                                              See Notes to Financial Statements

14        1-800-345-2021              See Glossary for a Definition of the Table

Tax-Managed Value--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                          Institutional Class

                                                                2002(1)
                                                                -------

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................     $5.87
                                                             -------------

Income From Investment Operations

  Net Investment Income(2) ................................      0.01

  Net Realized and Unrealized Loss ........................     (0.07)
                                                             -------------
  Total From Investment Operations ........................     (0.06)
                                                             -------------
Net Asset Value, End of Period ............................     $5.81
                                                             =============
  Total Return(3) .........................................     (1.02)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............  0.90%(4)

Ratio of Net Investment Income to Average Net Assets ...........  0.79%(4)

Portfolio Turnover Rate ........................................    24%(5)

Net Assets, End of Period (in thousands) .......................   $2,577

(1)  March 1, 2002 (commencement of sale) through April 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places,the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended April 30, 2002.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    15

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund(s): Investor
Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

16    1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth and income funds including domestic equity, balanced, asset allocation, and specialty. Tax-Managed Value is a general equity fund managed to provide growth over time with less volatility than more aggressive growth funds.

     AMERICAN CENTURY TAX-MANAGED VALUE invests primarily in common stocks of medium to large companies that the management team believes are temporarily undervalued. Stock purchases are based on a company-by- company analysis to determine whether a stock is trading below what the fund management team considers fair value. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low relative to where it typically has traded, it is a candidate for purchase.

     The managers also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

     Broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price- to-book ratios, and, in general, share other characteristics associated with value-style stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The
S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

     The RUSSELL 1000(reg.tm) VALUE INDEX  measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000(reg.tm) INDEX measures the performance of the
1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

[right margin]

PORTFOLIO MANAGERS

  Tax-Managed Value

       MARK MALLON, CFA
       CHARLES RITTER, CFA

                                                  www.americancentury.com    17

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 14-15.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than  $10.4 billion. This is Lipper's market capitalization breakpoint as of
April 30, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of between $2.5 billion and $10.4 billion. This is Lipper's market capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

18    1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                  www.americancentury.com    19

Notes
--------------------------------------------------------------------------------

20    1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*  While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
   December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

** These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

[graphic of rowers]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[american logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------

American Century Investments                                     PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0206                                American Century Investment Services, Inc.
SH-SAN-29922S                      (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

New Opportunities

April 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., and James E.Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III
New Opportunities

     We witnessed a remarkable turnaround in the six months covered by this report. Overcoming the events of September 11, economic growth turned positive after only one down quarter and accelerated strongly in the first quarter of this year. Investors responded to these positive developments with a resounding stock rally in the fourth quarter of 2001.

     However, accounting concerns, weak corporate earnings, high-profile bankruptcy filings, as well as terrorism threats, weighed heavily on the market the first four months of 2002. Although we recognize that these issues will continue to challenge investors, we are optimistic that the pieces are in place for an economic recovery and that conditions are improving for our growth investors.

     Turning to administrative matters, we continue to look for ways to provide you with useful investment information in a timely fashion through our Web site, www.americancentury.com. You'll notice that we are streamlining our funds'
annual and semiannual reports. At the same time, we've put more emphasis on quarterly fund performance commentaries, which should be available online shortly after each  calendar quarter end.

     We're pleased that so many of you appreciate the recent enhancements we made to your personal homepages. Based on your feedback, we improved the organization, presentation, and  navigation of your investment folders and accounts, without changing features and services you use most. These changes provide you with one-click access to the most important tools you need to conduct business and maintain your accounts.

     With all our Web site enhancements, our goal is to save you time, simplify your online experience, and give you timely access to pertinent investment information. If you haven't visited our site recently, you can learn more by taking an online tour available from our homepage.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be(reg.sm)."

Sincerely,

/s/James E. Stowers, Jr.              /s/James E. Stowers III
James E. Stowers, Jr.                 James E. Stowers III
Founder and Chairman of the Board     Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION
   Retirement Account Information .........................................   15
   Background Information

                                                  www.americancentury.com     1

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

     The U.S. economy and the stock market showed signs of improvement during the six months covered by this report. The S&P 500 finished with a 2.29% gain as investors balanced positive economic trends with weakness in corporate profits.

     Attempts to reconcile conflicting economic and corporate news are reflected in performance that varied by market capitalization and investment style. During the period, the small stocks that traditionally lead the market coming out of a recession dramatically outperformed large stocks. At the same time, wary investors remained valuation conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

     The period opened amid a fourth-quarter rally that was long on sentiment but short on fundamental strength. Investors were confident that the economy was on the mend, and they were betting -- with little data to back them up -- that corporate profits would soon follow suit. Though the economy continued to gain strength in 2002, a strong profit recovery did not materialize. The rally stalled early this year and share prices declined under the weight of an earnings season filled with weak profit reports and modest expectations for the future. Growing concern about accounting practices and rising international tensions also contributed to the uncertain conditions. Throughout the rest of the period, the market vacillated as investors tried to determine when corporate profits would catch up with the resurgent economy.

     Your portfolio managers added value by following disciplined, bottom-up investment strategies that are centered on identifying companies that are demonstrating accelerating growth. This stock-by-stock approach kept our portfolios focused on companies whose revenues and earnings are benefiting from strong end-market demand for their goods and services, and led us to reduce our exposure to companies facing declining demand. For example, some of the period's top performers enjoyed sustainable fundamental growth due to robust spending in the consumer marketplace. Meanwhile, some of the worst performing stocks were hurt by cutbacks in corporate spending.

     As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. Growth issues, particularly smaller companies, participated in the equity rebound, and indicators point to continued
improvement. The economy is growing again after only one quarter of contraction, interest rates remain near historic lows, and productivity growth is strong. In addition, corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

     Though we expect volatility to continue in the months ahead, we are optimistic that these positive economic trends bode well for growth investors over the long term.

[left margin]

"AS WE LOOK AHEAD, WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES
FOR GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2002

S&P 500                       2.29%
S&P MIDCAP 400                20.02%
RUSSELL 2000                  20.03%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2002

2     1-800-345-2021

New Opportunities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                                    NEW        RUSSELL 2000       NET OF
                               OPPORTUNITIES   GROWTH INDEX   REDEMPTION FEE(3)

6 MONTHS(1) ..................     10.83%         10.40%           8.62%
1 YEAR .......................     -7.32%         -8.52%          -9.17%
===============================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......................     10.73%         -3.34%          10.27%
5 YEARS ......................     16.53%          4.55%            N/A
LIFE OF FUND .................     10.67%          1.89%(2)         N/A

The fund's inception date was 12/26/96.

(1)  Return for periods less than one year are not annualized.

(2)  Since 12/31/96, the date nearest the fund's inception for which data are available.

(3)  Returns reflect the deduction of a 2% redemption fee, incurred only if shares were redeemed within the first five years after purchase.

See pages 16-17 for information about the Russell 2000 Growth Index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. New Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

*Fund performance from 12/26/96, index performance from 12/31/96, the date nearest the fund's inception for which data are available. Not annualized.

                                                  www.americancentury.com     3

New Opportunities--Performance Review
--------------------------------------------------------------------------------

[photo of Chris Boyd and John Seitzer]

     A commentary with Chris Boyd and John Seitzer, portfolio managers on the
New Opportunities investment team.

     New Opportunities rose 10.83% for the six months ended April 30, 2002, edging ahead of the 10.40% return recorded by its benchmark, the Russell 2000
Growth Index. That performance compares favorably to New Opportunities' peers:
The 515 funds in the mid-cap growth category assigned to us by Lipper Inc. rose an average of 6.43%. The S&P 500 Index, representing the broader market, rose only 2.29%.

     New Opportunities' longer-term performance also has been strong. Over the last three years, the fund posted annualized returns of 10.73%, compared to the
3.34% decline of the benchmark and the 5.75% retreat of the S&P 500.

RECOVERY BEGINS

     The period opened eight weeks after the terrorist attacks, a tragic moment in American history that briefly sent the equities market into a nosedive and cast a long shadow on an economy already in recession. But optimism quickly took hold as investors turned their attention to the possibility of recovery, which appeared to be coming to fruition in early 2002 when economic currents reversed course. Monetary and fiscal policies yielded results, and investors received indications that the economy was stabilizing, a trend that gained momentum until the final days of the period.

     However, corporate earnings continued to falter, evidence that business prospects had yet to catch up to the more optimistic economic outlook.
Unrelenting revelations of questionable accounting practices, and later, rising tensions in the Middle East generated bouts of uncertainty and flight to safety.

CONSUMER STOCKS PROSPER

     Still, equities gained ground as the stock market continued to rebound off its September lows. During the period, a theme emerged that was influential in determining where we found earnings growth: the strength of the consumer, balanced against slumping corporate earnings. Low interest rates and subdued inflation gave consumers extra money in their pockets. Their abiding confidence in the economy and commensurate willingness to spend kept aloft the earnings of many consumer-oriented firms, while others that were more closely tied to business spending and the industrial economy struggled toward profitability by cutting jobs and spending to shore up margins.

     Our discipline of seeking firms exhibiting accelerating revenues and earnings mandates that we consider each individual company on its own merits and build the portfolio one stock at a time. In this environment, following our discipline meant reducing our  exposure to technology companies, which labored against meager business spending and inventory excesses, and re-deploying those assets into consumer-oriented businesses. In particular, we built meaningful and rewarding positions in specialty stores, leisure firms and auto parts manufacturers, where the consumer's presence provided the catalyst for the growth that captured our attention.

     One success was Sports Authority, a sporting goods retailer with compelling factors, including strong discretionary

[left margin]

PORTFOLIO AT A GLANCE

                                                       AS OF 4/30/02
NET ASSETS                                            $418.2 MILLION

                                                 4/30/02           10/31/01
NO. OF COMPANIES                                   102                81
P/E RATIO                                           37.0              35.0
MEDIAN MARKET CAPITALIZATION                   $1.57 BILLION     $1.68 BILLION
WEIGHTED MARKET CAPITALIZATION                 $3.48 BILLION     $3.14 BILLION
PORTFOLIO TURNOVER                                  93%(1)           189%(2)
EXPENSE RATIO (FOR INVESTOR CLASS)                1.50%(3)          1.50%

(1)   Six months ended 4/30/02.

(2)   Year ended 10/31/01.

(3)   Annualized.

TYPES OF INVESTMENTS IN THE PORTFOLIO
================================================================================
                                                         AS OF APRIL 30, 2002
U.S. COMMON STOCKS & FUTURES                                     92.2%
FOREIGN STOCKS                                                    4.6%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         96.8%
TEMPORARY CASH                                                    3.2%

Investment terms are defined in the Glossary on pages 17-18.

4     1-800-345-2021

New Opportunities--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

spending by consumers, behind its growth. Selective exposure to the leisure industry yielded Harman International Industries Inc., also a top-contributing stock. Harman develops, produces and sells high-end audio systems used by automakers such as BMW, Mercedes and Porsche. Once again, the steadiness of the consumer, even during a difficult economic time, provided the backbone for
Harman's positive results. The same trend fueled the strong finish by American
Axle & Manufacturing Holdings Inc., which designs and manufactures axles, chassis components, and other auto parts for light trucks and sport utility vehicles.

CHEMICALS AND MEDICAL PROVIDERS SHINE

     Chemical companies and medical providers also demonstrated attractive growth, and holdings from each of these industries went on to become top-
contributing stocks united by a common theme: acquisitions. The first was
Valspar Corp., which makes packaging, paints and industrial and architectural coatings. Valspar recently bought competitor Lilly Industries, an acquisition that brought together two firms with complementary strengths. In addition,
Valspar streamlined operations and reduced costs, which increased its profit margins.

     The second, this time from the health care arena, was Accredo Health Inc., a provider of specialized pharmaceuticals and related services for seriously ill people. Accredo purchased a similar division of Gentiva Health Services Inc., which doubled Accredo's size, improved its position with manufacturers, and boosted the number of products in its pipeline. Both acquisitions were well received and the stocks rallied on the news, rewarding New Opportunities'
investors.

DRUG COMPANIES DISAPPOINT

     The health care sector represented, on average, our largest weighting during the period, and the strength of medical products companies and medical services firms like Accredo was the reason why. Amidst the uncertainty that characterized the period, investors frequently sought these businesses --
favored because of their reputations for delivering steady, reliable earnings --
as defensive safe havens.

     At the same time, they shunned drug companies, and those with biotechnology orientations suffered the steepest declines as investors decreased their tolerance of risk. More stringent FDA standards for the approval of new medicines only compounded the difficulty, causing delays in drugs reaching the market and creating earnings shortfalls for many firms.

     As drug companies foundered, our discipline led us to reduce our stake.
Though we were measured in our exposure to this troubled industry, some of
New Opportunities' holdings were nonetheless caught in the downdraft.
Company-specific factors further dampened returns for Enzon Inc., a biotech firm that makes protein-based medicines for the critically ill, and Cima Labs, Inc., a pharmaceutical enterprise that specializes in enhanced oral-delivery drugs.

WHAT'S NEXT?

     The past six months have held both rewards and challenges for equity investors. While the unfolding recovery is cause for continued optimism, shades of uncertainty remain about whether the rebound will be steep enough to  justify the rich valuations of many stocks. Regardless of the climate of skepticism, we will continue to do for our investors what we've always done: seek the best companies exhibiting sustainable earnings acceleration that provide opportunities for superior returns over time.

[right margin]

TOP TEN HOLDINGS
                                                % OF FUND INVESTMENTS
                                                AS OF           AS OF
                                               4/30/02        10/31/01

PITTSTON BRINK'S GROUP                          2.2%             --
MOHAWK INDUSTRIES, INC.                         2.0%            0.5%
ZOLL MEDICAL CORP.                              1.9%            1.4%
PEROT SYSTEMS CORP.                             1.8%            1.8%
FISHER SCIENTIFIC INTERNATIONAL                 1.8%            0.9%
TAIWAN SEMICONDUCTOR
     MANUFACTURING CO. LTD. ADR                 1.8%            0.7%
PEP BOYS-MANNY, MOE & JACK (THE)                1.8%             --
OWENS & MINOR INC.                              1.7%            1.6%
AFFILIATED COMPUTER SERVICES INC.               1.7%            1.1%
MERCURY GENERAL CORP.                           1.7%            1.6%

TOP FIVE INDUSTRIES
% OF FUND INVESTMENTS
                                                AS OF           AS OF
                                               4/30/02        10/31/01

SPECIALTY STORES                               13.8%            5.5%
MEDICAL PRODUCTS & SUPPLIES                     9.8%           15.5%
MEDICAL PROVIDERS & SERVICES                    6.6%           10.7%
INFORMATION SERVICES                            6.4%            5.1%
PROPERTY & CASUALTY INSURANCE                   4.4%            4.2%

                                             www.americancentury.com         5

New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.3%

AIRLINES -- 0.9%
          266,500  Express Jet Holdings, Inc.(1)                 $    3,824
                                                             -------------------

BANKS -- 1.1%
           39,400  City National Corp.                                2,177
            3,800  First Virginia Banks, Inc.                           217
           72,600  Synovus Financial Corp.                            1,963
                                                             -------------------
                                                                      4,357
                                                             -------------------

CHEMICALS -- 2.9%
          218,000  Ivex Packaging Corporation(1)                      5,014
          102,700  Spartech Corporation                               2,746
           93,500  Valspar Corp.                                      4,306
                                                             -------------------
                                                                     12,066
                                                             -------------------

CLOTHING STORES -- 0.8%
          105,300  Abercrombie & Fitch Co. Cl A(1)                    3,159
                                                             -------------------

COMPUTER HARDWARE & BUSINESS MACHINES -- 1.3%
           99,000  Diebold, Inc.                                      3,744
           40,150  Kronos Inc.(1)                                     1,633
                                                             -------------------
                                                                      5,377
                                                             -------------------

COMPUTER SOFTWARE -- 4.4%
           54,500  Advent Software Inc.(1)                            2,691
          130,800  Anteon International Corp.(1)                      2,976
          121,400  Epiq Systems, Inc.(1)                              2,069
          124,517  HPL Technologies, Inc.(1)                          1,482
           98,300  JDA Software Group, Inc.(1)                        2,973
           98,600  Manhattan Associates Inc.(1)                       3,134
          108,000  Network Associates Inc.(1)                         1,917
           28,600  Symantec Corp.(1)                                  1,012
                                                             -------------------
                                                                     18,254
                                                             -------------------

CONSUMER DURABLES -- 2.0%
          131,500  Mohawk Industries, Inc.(1)(2)                      8,459
                                                             -------------------

DEFENSE/AEROSPACE -- 2.9%
          166,400  Herley Industries, Inc.(1)                         3,527
           43,200  L-3 Communications Holdings, Inc.(1)               5,520
          104,400  United Defense Industries, Inc.(1)                 2,840
                                                             -------------------
                                                                     11,887
                                                             -------------------

DRUGS -- 2.2%
          147,300  Martek Biosciences Corporation(1)                  4,234
           89,900  Medicis Pharmaceutical Corp. Cl A(1)               4,815
                                                             -------------------
                                                                      9,049
                                                             -------------------

ELECTRICAL EQUIPMENT -- 2.5%
          115,200  Garmin Ltd.(1)                                     2,594
          115,500  Inter-Tel, Inc.                                    2,353
           98,700  Itron Inc.(1)                                      3,516
           16,000  SPX Corp.(1)                                       2,154
                                                             -------------------
                                                                     10,617
                                                             -------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

ENTERTAINMENT -- 1.0%
          273,200  AMC Entertainment Inc.(1)                     $    3,961
                                                             -------------------

ENVIRONMENTAL SERVICES -- 3.9%
          322,100  Allied Waste Industries Inc.(1)                    3,910
          278,200  Casella Waste Systems, Inc.(1)                     3,423
          268,600  Republic Services, Inc. Cl A(1)                    5,319
           94,100  Waste Connections, Inc.(1)                         3,322
                                                             -------------------
                                                                     15,974
                                                             -------------------

FINANCIAL SERVICES -- 2.0%
          131,400  BISYS Group, Inc. (The)(1)                         4,494
           46,000  Federal Agricultural Mortgage
                      Corporation(1)                                  1,735
           28,000  Investors Financial Services Corp.                 2,062
                                                             -------------------
                                                                      8,291
                                                             -------------------

FOOD & BEVERAGE -- 1.3%
            2,600  J. M. Smucker Company (The)                           90
          225,350  United Natural Foods Inc.(1)                       5,396
                                                             -------------------
                                                                      5,486
                                                             -------------------

FOREST PRODUCTS & PAPER -- 0.5%
          106,300  Pactiv Corporation(1)                              2,197
                                                             -------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.5%
          100,000  Rockwell Automation Inc.                           2,147
                                                             -------------------

HEAVY MACHINERY -- 0.8%
          214,000  JLG Industries, Inc.                               3,522
                                                             -------------------

INDUSTRIAL PARTS -- 1.6%
           57,300  Idex Corporation                                   2,061
           90,500  MSC Industrial Direct Co., Inc.(1)                 1,923
           98,400  Timken Co.                                         2,622
                                                             -------------------
                                                                      6,606
                                                             -------------------

INDUSTRIAL SERVICES -- 3.4%
          178,639  Cornell Corrections Inc.(1)                        2,322
           70,500  G & K Services Inc. Cl A                           2,901
          329,500  Pittston Brink's Group                             9,068
                                                             -------------------
                                                                     14,291
                                                             -------------------

INFORMATION SERVICES -- 6.4%

          131,600  Affiliated Computer Services Inc.(1)               7,116
           70,300  Alliance Data Systems Corporation(1)               1,733
          190,900  Ceridian Corp.(1)                                  4,253
          802,200  CGI Group Inc. ORD(1)                              4,222
          144,800  Mcafee.com Inc.(1)                                 1,933
          418,700  Perot Systems Corp.(1)                             7,453
                                                             -------------------
                                                                     26,710
                                                             -------------------

INTERNET -- 1.3%
           27,000  Expedia, Inc.                                      2,183
           91,800  Overture Services Inc.(1)                          3,135
                                                             -------------------
                                                                      5,318
                                                             -------------------

6         1-800-345-2021                       See Notes to Financial Statements

New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

INVESTMENT TRUSTS -- 2.4%
           30,000  iShares Trust Goldman Sachs
                              Semiconductor(1)                   $    1,929
          147,500  iShares Russell 2000 Growth
                              Index Fund(1)                           8,149
                                                             -------------------
                                                                     10,078
                                                             -------------------

LEISURE -- 2.1%
          101,900  Harman International Industries Inc.               6,017
          376,700  Marvel Enterprises, Inc.(1)                        2,750
                                                             -------------------
                                                                      8,767
                                                             -------------------

MEDICAL PRODUCTS & SUPPLIES -- 9.8%
          104,100  Biosite Incorporated(1)                            3,245
          260,000  Fisher Scientific International(1)                 7,405
           64,300  Haemonetics Corporation(1)                         2,131
          157,200  Med-Design Corporation (The)(1)                    2,189
          112,250  Ocular Sciences, Inc.(1)                           3,353
          344,300  Owens & Minor Inc.                                 7,124
          113,200  Patterson Dental Co.(1)                            5,215
           25,800  St. Jude Medical, Inc.(1)                          2,147
          202,900  Zoll Medical Corp.(1)                              7,725
                                                             -------------------
                                                                     40,534
                                                             -------------------

MEDICAL PROVIDERS & SERVICES -- 6.6%
           81,600  Accredo Health Inc.(1)                             5,282
           35,200  CryoLife, Inc.(1)                                  1,037
           49,200  DIANON Systems, Inc.(1)                            3,239
          311,900  Health Management Associates, Inc.(1)              6,657
          117,000  LifePoint Hospitals Inc.(1)                        4,912
           35,088  Medical Staffing Network
                      Holdings, Inc.(1)                                 851
          137,600  Province Healthcare Co.(1)                         5,313
                                                             -------------------
                                                                     27,291
                                                             -------------------

MOTOR VEHICLES & PARTS -- 0.9%
          108,600  American Axle & Manufacturing
                      Holdings, Inc.(1)                               3,584
                                                             -------------------

PROPERTY & CASUALTY INSURANCE -- 4.4%
          132,700  Cincinnati Financial Corp.                         6,218
          140,800  Mercury General Corp.                              7,040
           95,100  PartnerRe Ltd.                                     5,133
                                                             -------------------
                                                                     18,391
                                                             -------------------

PUBLISHING -- 0.8%
          118,800  John Wiley & Sons, Inc.                            3,160
                                                             -------------------

RAILROADS -- 1.8%
          256,950  Genesee & Wyoming Inc.(1)                          5,619
          210,600  RailAmerica, Inc.(1)                               1,935
                                                             -------------------
                                                                      7,554
                                                             -------------------

REAL ESTATE INVESTMENT TRUST -- 1.3%
          691,900  La Quinta Corp.(1)                                 5,521
                                                             -------------------

RESTAURANTS -- 0.9%
           53,100  Panera Bread Company(1)                            3,558
                                                             -------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 2.3%

           88,450  Investment Technology Group Inc.(1)           $    4,069
          109,300  Legg Mason, Inc.                                   5,491
                                                             -------------------
                                                                      9,560
                                                             -------------------

SEMICONDUCTOR -- 2.3%
          57,800  Marvell Technology Group Ltd.(1)                    2,076
         414,320  Taiwan Semiconductor
                     Manufacturing Co. Ltd. ADR(1)                    7,333
                                                             -------------------
                                                                      9,409
                                                             -------------------

SPECIALTY STORES -- 13.8%
         101,866  99 Cents Only Stores(1)                             3,166
          75,942  Advance Auto Parts(1)                               4,496
         145,500  Advanced Marketing Services, Inc.                   3,528
         230,000  Barnes & Noble Inc.(1)                              6,951
          65,018  Bed Bath & Beyond Inc.(1)                           2,413
          82,000  Best Buy Co., Inc.(1)                               6,097
          78,700  Gart Sports Company(1)                              2,653
          53,500  Michaels Stores, Inc.(1)                            2,164
         153,900  Office Depot, Inc.(1)                               2,946
         382,400  Pep Boys-Manny, Moe & Jack (The)                    7,324
         453,000  Sports Authority, Inc. (The)(1)                     5,771
         339,400  Staples, Inc.(1)                                    6,781
         119,100  Tuesday Morning Corporation(1)                      3,176
                                                             -------------------
                                                                     57,466
                                                             -------------------

TELEPHONE -- 0.2%
          30,000  CenturyTel Inc.                                       831
                                                             -------------------

TOTAL COMMON STOCKS                                                 387,256
                                                              ------------------
  (Cost $332,940)

TEMPORARY CASH INVESTMENTS - SEGREGATED FOR FUTURES* -- 3.5%
    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.83%, dated 4/30/02,
       due 5/1/02 (Delivery value $14,460)                           14,459
                                                              ------------------
  (Cost $14,459)

 TEMPORARY CASH INVESTMENTS -- 3.2%

    Repurchase Agreement, Deutsche Bank,
       (U.S. Treasury obligations), in a joint trading
       account at 1.81%, dated 4/30/02,
       due 5/1/02 (Delivery value $7,200)                             7,200

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.83%, dated 4/30/02,
       due 5/1/02 (Delivery value $5,941)                             5,941
                                                              ------------------

TOTAL TEMPORARY CASH INVESTMENTS                                     13,141
                                                              ------------------
  (Cost $13,141)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $414,856
                                                              ==================
  (Cost $360,540)

See Notes to Financial Statements                 www.americancentury.com     7

New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

EQUITY FUTURES CONTRACTS*

                           ($ in Thousands)

                            Expiration       Underlying Face     Unrealized
      Purchased                Date          Amount at Value     Gain (Loss)
-------------------------------------------------------------------------------
     41 Russell                June
    2000 Futures               2002              $10,424            $149

     15 S&P 400                June
   Midcap Futures              2002                4,035             (12)
                                            -----------------------------------
                                                 $14,459            $137
                                            ===================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

8         1-800-345-2021                       See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

ASSETS (In Thousands Except Per-Share Amounts)

Investment securities, at value (cost of $360,540) (Note 3) ......    $414,856
Cash .............................................................       1,469
Receivable for investments sold ..................................      11,009
Receivable for variation margin on futures contracts .............         210
Dividends and interest receivable ................................           2
                                                                   -------------
                                                                       427,546
                                                                   -------------

LIABILITIES

Payable for investments purchased ................................       8,821
Accrued management fees (Note 2) .................................         516
                                                                   -------------
                                                                         9,337
                                                                   -------------
Net Assets .......................................................    $418,209
                                                                   =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ......................................................      200,000
                                                                   =============
Outstanding .....................................................       78,543
                                                                   =============
Net Asset Value Per Share .......................................        $5.32
                                                                   =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .........................     $550,875
Accumulated net investment loss .................................       (2,162)
Accumulated net realized loss on investment transactions ........     (184,957)
Net unrealized appreciation on investments (Note 3) .............       54,453
                                                                   -------------
                                                                      $418,209
                                                                   =============

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com     9

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

INVESTMENT LOSS (In Thousands)

Income:

Dividends ......................................................     $     532
Interest .......................................................           327
                                                                   -------------
                                                                           859
                                                                   -------------

Expenses: (Note 2)

Management fees ................................................         3,019
Directors' fees and expenses ...................................             2
                                                                   -------------
                                                                         3,021
                                                                   -------------
Net investment loss ............................................        (2,162)
                                                                   -------------

REALIZED AND UNREALIZED GAIN (NOTE 3)

Net realized gain on investment transactions ....................        8,759
Change in net unrealized appreciation on investments ............       34,683
                                                                   -------------

Net realized and unrealized gain ................................       43,442
                                                                   -------------

Net Increase in Net Assets Resulting from Operations ............      $41,280
                                                                   =============

                                              See Notes to Financial Statements

10        1-800-345-2021              See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2001

Increase (Decrease) in Net Assets

                                                      2002              2001
                                                      ----              ----
OPERATIONS                                                (In Thousands)

Net investment loss ............................  $   (2,162)      $   (3,619)

Net realized gain (loss) .......................       8,759         (192,416)

Change in net unrealized appreciation ..........      34,683         (270,568)
                                                --------------   ---------------
Net increase (decrease) in net assets
resulting from operations ......................      41,280         (466,603)
                                                --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gain ........................          --          (207,030)
                                                --------------   ---------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....................       17,314           32,273

Proceeds from reinvestment of distributions ...          --           199,304

Payments for shares redeemed ..................      (21,126)         (50,579)
                                                --------------   ---------------
Net increase (decrease) in net assets
from capital share transactions ...............       (3,812)         180,998
                                                --------------   ---------------

Net increase (decrease) in net assets .........       37,468         (492,635)

NET ASSETS

Beginning of period ...........................      380,741          873,376
                                                --------------   ---------------

End of period .................................     $418,209         $380,741
                                                ==============   ===============

Accumulated net investment loss ...............   $   (2,162)             --
                                                ==============   ===============

TRANSACTIONS IN SHARES OF THE FUND

Sold ..........................................        3,331            4,674

Issued in reinvestment of distributions .......         --             26,087

Redeemed ......................................       (4,127)          (8,330)
                                                --------------   ---------------
Net increase (decrease) .......................         (796)          22,431
                                                ==============   ===============

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    11

Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations  are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on  investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and  tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $193,167,960 (expiring in 2009), which may be used to offset future taxable realized gains.

12    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services Corporation.

    During the six months ended April 30, 2002, the fund invested in a money market fund for temporary purposes that is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 4).

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2002, were $345,502,684 and
$342,125,702, respectively.

    At April 30, 2002, accumulated net unrealized appreciation was $53,015,864, based on the aggregate cost of investments for federal income tax purposes of
$361,839,678, which consisted  of unrealized appreciation of $62,278,835 and unrealized depreciation of $9,262,971.

4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement  with JPM, which was renewed from
$520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%.  The fund did not borrow from the line during the six months ended April 30, 2002.

                                                  www.americancentury.com    13

New Opportunities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                           2002(1)     2001        2000       1999        1998    1997(2)
                                           -------     ----        ----       ----        ----    -------

PER-SHARE DATA

Net Asset Value, Beginning of Period ...   $4.80      $15.35       $9.16      $4.77     $5.31      $5.00
                                         ---------- ---------- ----------- --------- ----------  ------------

Income From Investment Operations

  Net Investment Loss ..................   (0.02)      (0.05)      (0.19)     (0.08)    (0.06)     (0.04)

  Net Realized and Unrealized Gain (Loss)   0.54       (6.85)       7.52       4.47     (0.48)      0.35
                                         ---------- ---------- ----------- --------- ----------  ------------

  Total From Investment Operations .....    0.52       (6.90)       7.33       4.39     (0.54)      0.31
                                         ---------- ---------- ----------- --------- ----------  ------------

Distributions

  From Net Realized Gains .............       --       (3.65)      (1.14)        --        --         --
                                         ---------- ---------- ----------- --------- ----------  ------------

Net Asset Value, End of Period ........    $5.32       $4.80      $15.35      $9.16     $4.77      $5.31
                                        =========== ========== =========== ========= ==========  ============

  Total Return(3) ....................     10.83%     (53.81)%     83.28%     92.03%   (10.17)%     6.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................   1.50%(4)      1.50%      1.50%      1.50%      1.50%    1.49%(4)

Ratio of Net Investment Loss
to Average Net Assets ................... (0.67)%(4)    (0.72)%    (1.28)%    (1.29)%    (1.16)%  (1.09)%(4)

Portfolio Turnover Rate .................       93%        189%       112%       156%       147%       118%

Net Assets, End of Period (in thousands) . $418,209    $380,741   $873,376   $400,962   $213,491   $231,266

(1)  Six months ended April 30, 2002 (unaudited).

(2)  December 26, 1996 (inception) through October 31, 1997.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements

12    1-800-345-2021                  See Glossary for a Definition of the Table

Retirement Account Information
--------------------------------------------------------------------------------

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                  www.americancentury.com    15

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     AMERICAN CENTURY NEW OPPORTUNITIES generally invests in the securities of smaller companies that  exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility, but offers long-term growth potential. To enable  the fund to maintain its emphasis on smaller growth companies, it has always been our intention to close New
Opportunities to new investors when it reached $400 million in assets. The fund reached that asset level in November 1999 and closed to new investors on
November 22, 1999. Current shareholders as of that date may continue to invest in the fund.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by  Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS

  New Opportunities
       CHRIS BOYD, CFA
       JOHN SEITZER, CFA
       TOM TELFORD, CFA

16    1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 14.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio.
When that figure is weighted, the impact of each company's
capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.4 billion. This is Lipper's market capitalization breakpoint as of
April 30, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $10.4 billion. This is
Lipper's  market capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                  www.americancentury.com    17

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

18    1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                  www.americancentury.com    19

Notes
--------------------------------------------------------------------------------

20    1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*  While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
   December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

** These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

[graphic of rowers]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[american logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------

American Century Investments                                     PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0206                                American Century Investment Services, Inc.
SH-SAN-29918S                      (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Select
Heritage
Growth

April 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

    We witnessed a remarkable turnaround in the six months covered by this report. Overcoming the events of September 11, economic growth turned positive after only one down quarter and accelerated strongly in the first quarter of this year. Investors responded to these positive developments with a resounding stock rally in the fourth quarter of 2001.

    However, accounting concerns, weak corporate earnings, high-profile bankruptcy filings, as well as terrorism threats, weighed heavily on the market the first four months of 2002. Although we recognize that these issues will continue to challenge investors, we are optimistic that the pieces are in place for an economic recovery and that conditions are improving for our growth investors.

    Turning to administrative matters, we continue to look for ways to provide you with useful investment information in a timely fashion through our Web site,
www.americancentury.com. You'll notice that we are streamlining our funds'
annual and semiannual reports. At the same time, we've put more emphasis on quarterly fund performance commentaries, which should be available online shortly after each calendar quarter end.

    We're pleased that so many of you appreciate the recent enhancements we made to your personal homepages. Based on your feedback, we improved the organization, presentation, and navigation of your investment folders and accounts, without changing features and services you use most. These changes provide you with one-click access to the most important tools you need to conduct business and maintain your accounts.

    With all our Web site enhancements, our goal is to save you time, simplify your online experience, and give you timely access to pertinent investment information. If you haven't visited our site recently, you can learn more by taking an online tour available from our homepage.

    We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be(reg.sm)."

Sincerely,

/s/James E. Stowers, Jr.              /s/James E. Stowers III
James E. Stowers, Jr.                 James E. Stowers III
Founder and Chairman of the Board     Co-Chairman of the
Board

[right margin]

  Market Perspective ......................................................    2
SELECT

HERITAGE

GROWTH

FINANCIAL STATEMENTS
  Statement of Assets and
    Liabilities ...........................................................   21
  Statement of Operations .................................................   22
  Statement of Changes
    in Net Assets .........................................................   23
  Notes to Financial
    Statements ............................................................   24
  Financial Highlights ....................................................   29
OTHER INFORMATION
  Share Class and Retirement
    Account Information ...................................................   40
  Background Information
    Investment Philosophy

                                                 www.americancentury.com      1

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]
C. Kim Goodwin, chief investment officer, U.S. growth equities

    The U.S. economy and the stock market showed signs of improvement during the six months covered by this report. The S&P 500 Index finished with a 2.29% gain as investors balanced positive economic trends with weakness in corporate profits.

    Attempts to reconcile conflicting economic and corporate news are reflected in performance that varied by market capitalization and investment style. During the period, the small stocks that traditionally lead the market coming out of a recession dramatically outperformed large stocks. At the same time, wary investors remained valuation conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

    The period opened amid a fourth-quarter rally that was long on sentiment but short on fundamental strength. Investors were confident that the economy was on the mend, and they were betting -- with little data to back them up -- that corporate profits would soon follow suit. Though the economy continued to gain strength in 2002, a strong profit recovery did not materialize. The rally stalled early this year and share prices declined under the weight of an earnings season filled with weak profit reports and modest expectations for the future. Growing concern about accounting practices and rising international tensions also contributed to the uncertain conditions. Throughout the rest of the period, the market vacillated as investors tried to determine when corporate profits would catch up with the resurgent economy.

    Your portfolio managers added value by following disciplined, bottom-up investment strategies that are centered on identifying companies demonstrating accelerating growth. This stock-by-stock approach kept our portfolios focused on companies whose revenues and earnings are benefiting from strong end-market demand for their goods and services, and led us to reduce our exposure to companies facing declining demand. For example, some of the period's top performers enjoyed sustainable fundamental growth due to robust spending in the consumer marketplace. Meanwhile, some of the worst performing stocks were hurt by cutbacks in corporate spending.

    As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. Growth stocks, particularly smaller issues, participated in the equity rebound, and indicators point to continued improvement. The economy is growing again after only one quarter of contraction, interest rates remain near historic lows, and productivity growth is strong. In addition, corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

    Though we expect volatility to continue in the months ahead, we are optimistic that these positive economic trends bode well for growth investors over the long term.

[left margin]

"AS WE LOOK AHEAD, WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES
FOR GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2002

S&P 500                             2.29%
S&P MIDCAP 400                     20.02%
RUSSELL 2000                       20.03%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2002

2      1-800-345-2021

Select--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                              INVESTOR CLASS              ADVISOR CLASS             INSTITUTIONAL CLASS
                          (INCEPTION 6/30/71)(1)        (INCEPTION 8/8/97)          (INCEPTION 3/13/97)
                           SELECT        S&P 500       SELECT        S&P 500       SELECT        S&P 500
=============================================================================================================
6 MONTHS(2) .............  -0.17%         2.29%        -0.29%         2.29%        -0.09%         2.29%
1 YEAR .................. -15.63%       -12.64%       -15.93%       -12.64%       -15.39%       -12.64%
=============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .................  -7.59%        -5.75%        -7.81%        -5.75%        -7.42%        -5.75%
5 YEARS .................   7.27%         7.55%          --            --           7.49%         7.55%
10 YEARS ................   9.29%        12.22%          --            --            --            --
LIFE OF FUND ............  15.12%        11.83%         3.71%       4.04%(3)        7.92%         7.69%

(1)  Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

(3)  Since 8/7/97, the date nearest the class's inception for which data are available.

See pages 40-42 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                                 www.americancentury.com      3

Select--Performance Review
--------------------------------------------------------------------------------

[photo of Tim Reynolds and C. Kim Goodwin]

    A commentary by C. Kim Goodwin, chief investment officer, U.S. growth equities, and Tim Reynolds, co-portfolio manager on the Select investment team.

    Select declined 0.17%* during the six months ended April 30, 2002, trailing its benchmark, the S&P 500 Index, which rose 2.29%.

    The six-month period covered in this report was marked by volatility--both positive and negative--as investors tried to reconcile positive economic news with continuing weakness in corporate earnings. Growing concern about accounting practices and rising international tensions also contributed to the uncertain conditions. In this environment, investors were valuation-conscious, preferring value stocks to growth issues. They also gravitated toward small companies that they hoped would be among the first to benefit from an economic recovery. As a result, the universe of large-cap growth stocks that the Select team considers for its portfolio declined.

CONSUMERS DRIVE PROFITS

    Consumer spending was a critical source of economic strength throughout the recession and remained solid in the early stages of the recovery. This drove sustainable fundamental growth in companies whose revenues and earnings are tied to the consumer marketplace.

    Our top contributors were companies that make non-cyclical consumer goods.
This included manufacturers of cigarettes, soft drinks, snacks and personal products that offered dependable earnings growth at a time when many companies were posting disappointing results. Some of our holdings benefited from effective restructuring and cost-control programs. Procter & Gamble is a good example. The country's top household goods manufacturer posted solid results when its cost-cutting efforts accentuated the positive impact of unit growth.

    Select's performance also got a lift from cyclical companies whose earnings hinge on the willingness of shoppers to make discretionary purchases. The best results in this area were generated by department stores, particularly well-managed discount chains that gained market share catering to bargain-conscious shoppers. One of the best performers was Wal-Mart, which leverages its buying power and outstanding inventory control system to generate solid results from its flagship retail stores, Super Centers and Sam's Clubs.

    The impact of the robust consumer marketplace was felt in the commercial services sector as well. Our returns were helped by First Data, a transaction-processing company whose revenues are tied to credit-card activity.
One of the leaders in this area, First Data earns revenue on each of the debit-, credit- and smart-card transactions that it processes daily.

    Additionally, Select got a boost from investments in the energy sector, which benefited from rising commodity prices. Energy services companies such as
ENSCO International saw their share prices climb as drilling activity bottomed and the market anticipated improved

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                              AS OF 4/30/02
NET ASSETS                    $4.8 BILLION

                           4/30/02     10/31/01
NO. OF COMPANIES             110          81
P/E RATIO                   33.2         28.9
MEDIAN MARKET               $25.9       $37.0
  CAPITALIZATION           BILLION     BILLION
WEIGHTED AVERAGE            $92.1       $114
  MARKET CAPITALIZATION    BILLION     BILLION
PORTFOLIO TURNOVER          84%(1)      98%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)         1.00%(3)      1.00%

(1) Six months ended 4/30/02.

(2) Year ended 10/31/01.

(3) Annualized.

TYPES OF INVESTMENTS IN THE PORTFOLIO
                          AS OF APRIL 30, 2002
U.S. COMMON STOCKS
  & EQUITY FUTURES                97.1%
FOREIGN STOCKS                     1.1%
--------------------------------------------------------------------------------
  TOTAL EQUITY EXPOSURE           98.2%

TEMPORARY CASH INVESTMENTS         1.8%

Investment terms are defined in the Glossary on pages 42-43.

4      1-800-345-2021

Select--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

pricing conditions. We also earned solid returns from selected investments in large integrated energy companies that own reserves and have competitive advantages in areas such as refining and marketing.

TECHNOLOGY, TELECOM AND HEALTH CARE DECLINE

    Though the late 2001 technology rally stalled early this year, semiconductor manufacturers and companies that build chip-making equipment held on to their gains. They benefited from improving demand, a new product cycle, and signs that the industry was beginning to recover from its inventory and overcapacity problems.

    Other areas in the tech sector did not fare as well when it became apparent that profit-challenged corporations would continue to spend cautiously until their earnings outlooks improved. A broad range of companies that serve the corporate market declined, making technology the top detractor from our six-month results. The slide weighed heaviest on our investments in computer hardware, software and electrical equipment stocks. EMC, the top manufacturer of data-storage systems used by corporations, was among those hardest hit.

    Telecommunications companies continued to struggle. Though we trimmed our position during the period, we were unable to completely sidestep the weakness in this troubled sector. Regional telephone companies, such as BellSouth, were the main detractors. The economy and competition pressured their earnings growth and margins, and they made only modest progress in their efforts to increase earnings through new long-distance, broadband and wireless offerings.

    Our investments in health care stocks turned in mixed results, ultimately slowing overall performance. Investments in manufacturers of medical devices and drug companies with dominant positions in specific product categories performed well. On the downside, many brand-name drug companies declined due to pressure from generic competitors, delays in new product introductions, and lingering concerns about prescription drug legislation. Pfizer, an industry leader with a solid pipeline of new medicines and limited generic exposure, was one of the companies caught in the downdraft.

LOOKING AHEAD

    Conditions for growth investors have improved since last fall, and economic indicators point to continued improvement. We are hopeful that the positive economic trends will continue and contribute to a favorable investment environment for growth investors.

    In a management-related development, former Select Portfolio Manager Ken
Crawford has left American Century to pursue other opportunities. Our team approach to investment management ensures that the highly disciplined growth strategy that guides Select will continue to be consistently applied while we conduct our search for a new team member.

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                   AS OF             AS OF
                                  4/30/02          10/31/01
MICROSOFT CORP.                    3.0%              2.8%
WAL-MART STORES, INC.              2.9%              3.3%
EXXON MOBIL CORP.                  2.7%              2.9%
CITIGROUP INC.                     2.7%              3.4%
PFIZER, INC.                       2.5%              4.0%
LOCKHEED
   MARTIN CORP.                    2.3%              1.8%
GENERAL ELECTRIC CO.               2.2%              3.1%
AMERICAN
   INTERNATIONAL
   GROUP, INC.                     2.2%              3.4%
JOHNSON & JOHNSON                  2.1%              2.2%
PROCTER & GAMBLE
   CO. (THE)                       2.0%              1.4%

TOP FIVE INDUSTRIES
                                    % OF FUND INVESTMENTS
                                   AS OF             AS OF
                                  4/30/02          10/31/01
DRUGS                              9.8%             10.5%
BANKS                              8.4%              7.7%
SEMICONDUCTOR                      6.1%              3.4%
FINANCIAL SERVICES                 5.6%              6.4%
DEPARTMENT STORES                  5.3%              4.3%

                                                 www.americancentury.com      5

Select--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.5%

ALCOHOL -- 1.0%
           922,800  Anheuser-Busch Companies, Inc.             $      48,908
                                                           ---------------------

BANKS -- 8.4%
         1,262,200  Bank of America Corp.                             91,484
         2,948,466  Citigroup Inc.                                   127,668
           299,200  Fifth Third Bancorp                               20,413
           617,500  State Street Corp.                                31,560
           388,100  Synovus Financial Corp.                           10,494
         2,075,000  U.S. Bancorp                                      49,178
         1,381,600  Wells Fargo & Co.                                 70,669
                                                           ---------------------
                                                                     401,466
                                                           ---------------------

CHEMICALS -- 2.2%
           440,000  3M Co.                                            55,352
         1,135,000  du Pont (E.I.) de Nemours & Co.                   50,508
                                                           ---------------------
                                                                     105,860
                                                           ---------------------

CLOTHING STORES -- 0.4%
         1,035,000  Limited, Inc. (The)                               19,831
                                                           ---------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.3%
           609,300  Brocade Communications System(1)                  15,595
         1,976,800  Dell Computer Corp.(1)                            52,079
         2,191,000  EMC Corporation(1)                                20,026
           540,800  International Business
                       Machines Corp.                                 45,297
         3,170,000  Sun Microsystems, Inc.(1)                         25,820
                                                           ---------------------
                                                                     158,817
                                                           ---------------------

COMPUTER SOFTWARE -- 3.7%
         2,722,900  Microsoft Corp.(1)                               142,285
         1,676,575  Oracle Corp.(1)                                   16,841
           480,000  Symantec Corp.(1)                                 16,992
                                                           ---------------------
                                                                     176,118
                                                           ---------------------

CONSTRUCTION & REAL PROPERTY -- 0.5%
           926,100  Masco Corp.                                       26,023
                                                           ---------------------

CONSUMER DURABLES -- 0.4%
           645,200  Leggett & Platt, Inc.                             16,969
                                                           ---------------------

DEFENSE/AEROSPACE -- 3.4%
         1,760,000  Lockheed Martin Corp.                            110,704
         1,250,000  Raytheon Company                                  52,875
                                                           ---------------------
                                                                     163,579
                                                           ---------------------

DEPARTMENT STORES -- 5.3%
           457,300  Costco Companies, Inc.(1)                         18,386
           353,900  Kohl's Corp.(1)                                   26,082
           655,000  Sears, Roebuck  Co.                              34,551
           838,200  Target Corp.                                      36,587
         2,504,000  Wal-Mart Stores, Inc.                            139,874
                                                           ---------------------
                                                                     255,480
                                                           ---------------------

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

DRUGS -- 9.8%
         1,580,000  Abbott Laboratories                        $      85,241
           618,000  Amgen Inc.(1)                                     32,686
           206,100  Eli Lilly and Company                             13,613
         1,552,700  Johnson & Johnson                                 99,155
         3,287,875  Pfizer, Inc.(2)                                  119,513
         1,003,800  Pharmacia Corp.                                   41,387
         1,238,400  Wyeth                                             70,589
                                                           ---------------------
                                                                     462,184
                                                           ---------------------

ELECTRICAL EQUIPMENT -- 1.9%
         2,648,800  Cisco Systems Inc.(1)                             38,792
           555,000  Dover Corp.                                       20,679
         1,983,500  Motorola, Inc.                                    30,546
                                                           ---------------------
                                                                      90,017
                                                           ---------------------

ELECTRICAL UTILITIES -- 0.4%
           300,000  Dominion Resources Inc.                           19,926
                                                           ---------------------

ENERGY RESERVES & PRODUCTION -- 3.9%
           180,000  Anadarko Petroleum Corp.                           9,688
           185,000  Apache Corp.                                      10,791
         3,264,198  Exxon Mobil Corp.                                131,123
           165,000  Kerr-McGee Corp.                                   9,867
           520,000  Royal Dutch Petroleum Co.
                       New York Shares                                27,175
                                                           ---------------------
                                                                     188,644
                                                           ---------------------

ENTERTAINMENT -- 0.7%
         1,850,450  AOL Time Warner Inc.(1)                           35,196
                                                           ---------------------

FINANCIAL SERVICES -- 5.6%
         1,320,000  American Express Co.                              54,133
           618,000  Freddie Mac                                       40,386
         3,348,700  General Electric Co.                             105,652
         1,065,000  MBNA Corp.                                        37,754
           874,606  Prudential Financial Inc.(1)                      28,075
                                                           ---------------------
                                                                     266,000
                                                           ---------------------

FOOD & BEVERAGE -- 3.2%
           935,000  Coca-Cola Company (The)                           51,902
           499,200  Kraft Foods Inc.                                  20,487
         1,549,800  PepsiCo, Inc.                                     80,435
                                                           ---------------------
                                                                     152,824
                                                           ---------------------

FOREST PRODUCTS & PAPER -- 0.9%
         1,025,000  International Paper Co.                           42,466
                                                           ---------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.7%
           450,000  United Technologies Corp.                         31,577
                                                           ---------------------

HEAVY MACHINERY -- 0.3%
           300,000  Caterpillar Inc.                                  16,386
                                                           ---------------------

HOME PRODUCTS -- 3.1%
         1,585,000  Gillette Company                                  56,236
         1,045,000  Procter & Gamble Co. (The)                        94,322
                                                           ---------------------
                                                                     150,558
                                                           ---------------------

6      1-800-345-2021                         See Notes to Financial Statements

Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

HOTELS -- 1.1%
           370,000  Harrah's Entertainment, Inc.(1)            $      18,189
           949,300  Starwood Hotels & Resorts
                       Worldwide, Inc.                                35,884
                                                           ---------------------
                                                                      54,073
                                                           ---------------------

INDUSTRIAL PARTS -- 2.1%
           543,200  Grainger (W.W.), Inc.                             30,457
           700,000  Ingersoll-Rand Company                            34,965
           507,000  Parker-Hannifin Corp.                             25,325
           198,100  Stanley Works (The)                                9,208
                                                           ---------------------
                                                                      99,955
                                                           ---------------------

INFORMATION SERVICES -- 1.9%
           438,000  Affiliated Computer Services Inc.(1)              23,683
           473,000  First Data Corp.                                  37,598
           325,000  Omnicom Group Inc.                                28,353
                                                           ---------------------
                                                                      89,634
                                                           ---------------------

INTERNET -- 0.4%
         1,266,900  Yahoo! Inc.(1)                                    18,699
                                                           ---------------------

INVESTMENT TRUSTS -- 1.4%
           135,000  iShares S&P SmallCap 600
                       Index Fund                                     17,010
           496,900  MidCap SPDR Trust, Series 1                       49,084
                                                           ---------------------
                                                                      66,094
                                                           ---------------------

LEISURE -- 0.7%
         1,575,000  Mattel, Inc.                                      32,508
                                                           ---------------------

MEDIA -- 3.6%
           930,000  Clear Channel
                       Communications, Inc.(1)                        43,664
         1,100,000  Comcast Corp. Cl A(1)                             29,557
           558,000  Cox Communications, Inc. Cl A(1)                  18,632
         1,680,000  Viacom, Inc. Cl B(1)                              79,127
                                                           ---------------------
                                                                     170,980
                                                           ---------------------

MEDICAL PRODUCTS & SUPPLIES -- 2.9%
         1,043,300  Alcon, Inc.(1)                                    36,150
           675,000  Becton Dickinson & Co.                            25,090
           322,100  Guidant Corp.(1)                                  12,111
           853,800  Medtronic, Inc.                                   38,156
           327,600  St. Jude Medical, Inc.(1)                         27,260
                                                           ---------------------
                                                                     138,767
                                                           ---------------------

MEDICAL PROVIDERS & SERVICES -- 1.3%
           612,900  HCA Inc.                                          29,290
         2,098,700  HealthSouth Corp.(1)                              31,691
                                                           ---------------------
                                                                      60,981
                                                           ---------------------

MINING & METALS -- 0.4%
           351,700  Nucor Corp.                                       20,557
                                                           ---------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 1.7%
           872,400  General Motors Corp.                       $      55,964

           420,000  Harley-Davidson, Inc.                             22,256
            49,300  Johnson Controls, Inc.                             4,252
                                                           ---------------------
                                                                      82,472
                                                           ---------------------

OIL SERVICES -- 2.9%
           515,000  BJ Services Co.(1)                                18,921
         1,490,000  ENSCO International Inc.                          50,302
         1,070,000  Nabors Industries, Inc.(1)                        48,739
           555,000  Transocean Sedco Forex, Inc.                      19,703
                                                           ---------------------
                                                                     137,665
                                                           ---------------------

PROPERTY & CASUALTY INSURANCE -- 3.0%
         1,515,625  American International Group, Inc.               104,760
           390,800  Hartford Financial Services
                       Group, Inc. (The)                              27,082
           105,000  Renaissancere Holdings Ltd.                       12,306
                                                           ---------------------
                                                                     144,148
                                                           ---------------------

RAILROADS -- 1.0%
         1,165,000  Norfolk Southern Corp.                            24,966
           403,000  Union Pacific Corp.                               22,890
                                                           ---------------------
                                                                      47,856
                                                           ---------------------

SECURITIES & ASSET MANAGEMENT -- 1.6%
           390,000  Goldman Sachs Group, Inc. (The)                   30,712
           455,000  Merrill Lynch & Co., Inc.                         19,083
           548,000  Morgan Stanley Dean Witter & Co.                  26,151
                                                           ---------------------
                                                                      75,946
                                                           ---------------------

SEMICONDUCTOR -- 6.1%
         2,021,000  Applied Materials, Inc.(1)                        49,151
         3,039,600  Intel Corp.                                       86,978
           420,000  KLA-Tencor Corp.(1)                               24,765
         1,042,000  Linear Technology Corp.                           40,497
           485,000  Marvell Technology Group Ltd.(1)                  17,421
           770,000  Taiwan Semiconductor
                       Manufacturing Co. Ltd. ADR(1)                  13,629
           668,000  Teradyne, Inc.(1)                                 22,011
         1,155,300  Texas Instruments Inc.                            35,733
                                                           ---------------------
                                                                     290,185
                                                           ---------------------

SPECIALTY STORES -- 1.9%
         2,002,000  Home Depot, Inc.                                  92,833
                                                           ---------------------

TELEPHONE -- 1.8%
         1,005,500  BellSouth Corp.                                   30,517
         1,719,400  SBC Communications Inc.                           53,404
                                                           ---------------------
                                                                      83,921
                                                           ---------------------

TOBACCO -- 1.6%
         1,397,000  Philip Morris Companies Inc.                      76,039
                                                           ---------------------

TOTAL COMMON STOCKS                                                4,612,142
                                                           ---------------------
   (Cost $3,861,974)

See Notes to Financial Statements                www.americancentury.com      7

Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

                           ($ in Thousands)                           Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* - 1.7%

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.83%, dated 4/30/02,
       due 5/1/02 (Delivery value $82,818)                     $      82,814
                                                           ---------------------
   (Cost $82,814)

TEMPORARY CASH INVESTMENTS -- 1.8%

    Repurchase Agreement, Deutsche Bank, Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.81%, dated 4/30/02,
       due 5/1/02 (Delivery value $19,101)                            19,100

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.83%, dated 4/30/02,
       due 5/1/02 (Delivery value $66,089)                            66,086
                                                           ---------------------

TOTAL TEMPORARY CASH INVESTMENTS                                      85,186
                                                           ---------------------
   (Cost $85,186)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $4,780,142
                                                           =====================
   (Cost $4,029,974)

EQUITY FUTURES CONTRACTS*
                                                     ($ in Thousands)
                       Expiration           Underlying Face       Unrealized
    Purchased             Date              Amount at Value          Loss
--------------------------------------------------------------------------------
   308 S&P 500
       Futures          June 2002               $82,814            $(7,248)
                                         =======================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very  liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

SPDR = Standard & Poor's Depositary Receipts

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

8      1-800-345-2021                          See Notes to Financial Statements

Heritage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                    INVESTOR CLASS (INCEPTION 11/10/87)      ADVISOR CLASS (INCEPTION 7/11/97)
                                                S&P                                         S&P
                                  RUSSELL      MIDCAP                       RUSSELL       MIDCAP
                     HERITAGE     MIDCAP        400         HERITAGE        MIDCAP          400
========================================================================================================
6 MONTHS(1) ......... 11.15%      15.24%       20.02%        10.90%         15.24%         20.02%
1 YEAR .............. -9.34%      -0.70%        6.57%        -9.69%         -0.70%          6.57%
========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .............  8.94%       4.93%       12.11%         8.61%          4.93%         12.11%
5 YEARS ............. 10.46%      11.52%       17.28%          --             --             --
10 YEARS ............ 11.70%      13.57%       15.91%          --             --             --
LIFE OF FUND ........ 13.58%      14.48%(2)    17.44%(2)      6.79%          8.91%(3)      14.50%(3)

                   INSTITUTIONAL CLASS (INCEPTION 6/16/97)      C CLASS (INCEPTION 6/26/01)
                                                S&P                                        S&P
                                  RUSSELL      MIDCAP                       RUSSELL       MIDCAP
                     HERITAGE     MIDCAP        400           HERITAGE      MIDCAP         400
========================================================================================================
6 MONTHS(1) ......... 11.21%      15.24%       20.02%         9.50%(5)      15.24%         20.02%
1 YEAR .............. -9.08%      -0.70%        6.57%           --            --            --
========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .............  9.20%       4.93%       12.11%           --            --             --
5 YEARS .............    --          --          --             --            --             --
10 YEARS ............    --          --          --             --            --             --
LIFE OF FUND ........  8.22%       9.24%(4)    14.74%(4)    -11.12%(1)(6)   -0.40%(1)(7)    5.89%(1)(7)

(1)  Returns for periods less than one year are not annualized.

(2)  Since 10/31/87, the date nearest the class's inception for which data are available.

(3)  Since 7/10/97, the date nearest the class's inception for which data are available.

(4)  Since 6/19/97, the date nearest the class's inception for which data are available.

(5)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
     Return would have been 10.50% if shares were not redeemed during the period.

(6)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
     Return would have been -10.22% if shares were not redeemed during the period.

(7)  Since 6/28/01, the date nearest the class's inception for which data are available.

See pages 40-42 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                                  www.americancentury.com      9

Heritage--Performance Review
--------------------------------------------------------------------------------

[photo of Kurt Stalzer and Linda Peterson]

    A commentary by Kurt Stalzer and Linda Peterson, portfolio managers on the
Heritage investment team.

    Heritage gained 11.15%* for the six months ended April 30, 2002, beating the
6.43% return of the average mid-cap growth fund tracked by Lipper Inc.
Heritage's new benchmark, the Russell Midcap Index, advanced 15.24%.

    In January, American Century's Investment Oversight Committee (IOC) approved the Russell Midcap Index as the new benchmark for Heritage. The IOC made the change because the Russell's higher mid-cap weighting offered a better representation of the stocks that we consider for the Heritage portfolio and provided a more accurate guideline by which to measure Heritage's performance.

A VOLATILE PERIOD

    Sentiment, more than fundamentals, drove market activity in the period covered by this report, creating a volatile investment environment. Hopes were high in the fourth quarter that the economy had bottomed and the pieces were in place for improved earnings growth in 2002. As a result, investors poured money into stocks that they thought would lead a market resurgence. Technology stocks were at the top of their lists, even though many businesses in the sector continued to post weak earnings.

    The rally faltered in January and February when concern about the accuracy of accounting practices and the health of corporate profits came to the fore, but bounced back in mid-March in anticipation of first-quarter earnings results.
However, earnings season brought a string of lackluster corporate results and gloomy outlooks, and the market sold off when it became evident that companies would not post the earnings-growth improvement that investors had priced into many stocks.

    Our focus on identifying mid-sized companies possessing fundamental data that support earnings acceleration led us to limit our exposure to the technology sector. This dampened our returns relative to the benchmark early in the period, but it paid off in 2002 when investors questioned profit expectations and many tech stocks gave back their gains. This is reflected in the fund's performance through the first four months of 2002 as Heritage gained
3.97% while the benchmark rose only 2.22%, and our average peer tumbled 5.76%.
(Please see previous page for other fund performance comparisons.)

FINDING POCKETS OF STRENGTH

    Against the backdrop of the largest military budget increase in nearly 20 years, our positions in defense contractors advanced. The 2002 defense budget increased 15% from 2001 and another 15% increase was proposed for 2003. The growth in procurement spending over the next few years supports sustainable earnings and revenue acceleration for companies such as L-3 Communications and
Alliant Techsystems.

    Investments in the energy sector fueled returns as share prices rose in

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                               AS OF 4/30/02
NET ASSETS                     $1.5 BILLION

                            4/30/02   10/31/01
NO. OF COMPANIES              94         77
P/E RATIO                    34.1       31.3
MEDIAN MARKET               $4.02      $2.81
  CAPITALIZATION           BILLION    BILLION
WEIGHTED AVERAGE            $5.70      $4.81
  MARKET CAPITALIZATION    BILLION    BILLION
PORTFOLIO TURNOVER         67%(1)     152%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)         1.00%(3)    1.00%

(1) Six months ended 4/30/02.

(2) Year ended 10/31/01.

(3) Annualized.

TYPES OF INVESTMENTS IN THE PORTFOLIO
                        AS OF APRIL 30, 2002
U.S. COMMON STOCKS
  & EQUITY FUTURES                93.2%
FOREIGN STOCKS                     1.7%
-------------------------------------------------------------------------------
  TOTAL EQUITY EXPOSURE           94.9%

TEMPORARY CASH INVESTMENTS         5.1%

Investment terms are defined in the Glossary on pages 42-43.

10      1-800-345-2021

Heritage--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

tandem with oil prices. Oil services companies, which provide products and services used by drillers, saw their stock prices climb as the market anticipated an increase in drilling activity.

    Holdings in the consumer services sector lifted results. The portfolio's position in Yum! Brands (formerly known as Tricon Global Restaurants) rose on steadily increasing sales at the company's fast-food franchises, which include
Taco Bell, Pizza Hut, and KFC. Additionally, the portfolio benefited from increased exposure to radio broadcasters--these stocks tend to be among the first to rebound during an economic recovery as local advertising picks up.

    Low interest rates spurred consumers to buy homes and refinance mortgages, and they used extra cash to spruce up their homes. As a result, sales and earnings climbed for home furnishings retailers, such as Pier 1 Imports, which was a top contributor to the fund.

HEALTH CARE PLAGUED BY UNCERTAINTY

    Health care was our largest sector weighting in November, but we trimmed our stake in medical providers and pharmaceuticals on signs that patent expiration issues, political pressures, and drug approval setbacks would take a toll on profits. Nevertheless, investments in the health care sector weighed on performance. HCR Manor Care, a former top-ten position, faltered on concern that
Medicare reimbursement legislation would not be reinstated this fall, and we dramatically reduced our position. On the other hand, pharmacy-services provider
Omnicare profited from rising sales and declining operating expenses.

ACCOUNTING SCRUTINY ROILS MARKET

    Enron's highly publicized demise loomed over the market, with companies taken down on the faintest whisper of accounting improprieties. Although scouring financial statements is an integral part of our bottom-up investment process, we did not escape the fallout from heightened accounting scrutiny. We initially profited from our investment in Hanover Compressor, a manufacturer of natural gas pumps, but we began eliminating the position on concern that earnings quality would deteriorate. In February, the company announced it would restate earnings in response to changes in its treatment for certain off-balance-sheet transactions.

STAYING THE COURSE

    Mid-cap growth stocks often experience their best performance in the early and middle stages of an economic recovery. While the economy shows signs of improving, we expect volatility will continue to be an issue as corporate profits play catch up. Regardless of how long it takes for the stock market to regain its footing, we will adhere to our investment process and search for growth opportunities among mid-sized companies that appear able to sustain or improve their accelerating growth rates. We believe judicious stock selection following a thorough review of the fundamentals can prepare Heritage for long-term outperformance.

[right margin]

TOP TEN HOLDINGS
                                   % OF FUND INVESTMENTS
                                  AS OF             AS OF
                                 4/30/02          10/31/01
LOCKHEED
   MARTIN CORP.                   2.7%              2.5%
TRICON GLOBAL
   RESTAURANTS, INC.              2.7%              1.4%
OMNICARE, INC.                    2.6%              1.8%
AFFILIATED COMPUTER
   SERVICES INC.                  2.6%              4.8%
HILTON HOTELS CORP.               2.1%               --
BALL CORPORATION                  2.0%               --
TCF FINANCIAL CORP.               1.8%              2.3%
COOPER
   CAMERON CORP.                  1.7%              1.0%
HILLENBRAND
   INDUSTRIES, INC.               1.7%              1.4%
WESTWOOD ONE, INC.                1.7%              1.0%

TOP FIVE INDUSTRIES
                                   % OF FUND INVESTMENTS
                                  AS OF             AS OF
                                 4/30/02          10/31/01
INFORMATION SERVICES               6.5%             9.2%
MEDICAL PRODUCTS
   & SUPPLIES                      5.9%             6.2%
MEDICAL PROVIDERS
   & SERVICES                      5.8%            11.0%
DEFENSE/AEROSPACE                  5.8%             4.4%
BANKS                              5.8%             3.4%

                                                 www.americancentury.com      11

Heritage--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 90.6%

APPAREL & TEXTILES -- 0.7%
           197,300  NIKE, Inc.                                  $     10,522
                                                           ---------------------

BANKS -- 5.8%
           328,100  Charter One Financial Inc.                        11,608
           447,000  Commerce Bancorp, Inc.                            22,077
           162,661  Commerce Bancshares, Inc.                          7,218
           289,200  Cullen/Frost Bankers, Inc.                        10,914
            88,000  M & T Bank Corporation                             7,513
           508,600  TCF Financial Corp.                               26,474
                                                           ---------------------
                                                                      85,804
                                                           ---------------------

CHEMICALS -- 2.9%
           232,500  Avery Dennison Corp.                              14,892
           352,700  Rohm and Haas Co.                                 13,089
           347,000  Valspar Corp.                                     15,979
                                                           ---------------------
                                                                      43,960
                                                           ---------------------

CLOTHING STORES -- 1.7%
           268,100  Nordstrom, Inc.                                    6,290
           283,000  Pacific Sunwear of California(1)                   7,071
           305,200  Ross Stores, Inc.                                 12,386
                                                           ---------------------
                                                                      25,747
                                                           ---------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.1%
           418,000  Diebold, Inc.                                     15,809
                                                           ---------------------

COMPUTER SOFTWARE -- 3.6%
           388,500  Advent Software Inc.(1)                           19,182
           397,800  Intuit Inc.(1)                                    15,586
           100,000  Mercury Interactive Corp.(1)                       3,727
           428,000  Symantec Corp.(1)                                 15,151
                                                           ---------------------
                                                                      53,646
                                                           ---------------------

CONSUMER DURABLES -- 1.9%
           423,200  Furniture Brands
                       International, Inc.(1)                         17,279
           180,500  Mohawk Industries, Inc.(1)                        11,612
                                                           ---------------------
                                                                      28,891
                                                           ---------------------

DEFENSE/AEROSPACE -- 5.8%
           180,200  Alliant Techsystems Inc.(1)                       19,408
           111,100  L-3 Communications
                       Holdings, Inc.(1)                              14,196
           651,800  Lockheed Martin Corp.                             40,999
           269,300  Raytheon Company                                  11,391
                                                           ---------------------
                                                                      85,994
                                                           ---------------------

DEPARTMENT STORES -- 0.5%
           233,200  Family Dollar Stores, Inc.                         8,069
                                                           ---------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

DRUGS -- 2.6%
           233,500  Allergan, Inc.                              $     15,389
           254,700  Enzon, Inc.(1)                                     9,503
           225,300  King Pharmaceuticals, Inc.(1)                      7,061
           119,808  Teva Pharmaceutical
                       Industries Ltd. ADR                             6,721
                                                           ---------------------
                                                                      38,674
                                                           ---------------------

ELECTRICAL EQUIPMENT -- 0.8%
           102,600  Celestica Inc.(1)                                  2,842
            61,700  Harris Corp.                                       2,234
           150,000  Roper Industries Inc.                              6,899
                                                           ---------------------
                                                                      11,975
                                                           ---------------------

ENERGY RESERVES & PRODUCTION -- 1.0%
           355,100  EOG Resources Inc.                                15,110
                                                           ---------------------

ENTERTAINMENT -- 0.5%
           311,000  Royal Caribbean Cruises Ltd.                       7,336
                                                           ---------------------

ENVIRONMENTAL SERVICES -- 0.8%
           176,200  Stericycle, Inc.(1)                               11,905
                                                           ---------------------

FINANCIAL SERVICES -- 2.4%
           596,148  BISYS Group, Inc. (The)(1)(2)                     20,388
           205,700  MGIC Investment Corp.                             14,679
                                                           ---------------------
                                                                      35,067
                                                           ---------------------

FOOD & BEVERAGE -- 1.0%
           401,500  Performance Food Group Co.(1)                     14,480
                                                           ---------------------

GROCERY STORES -- 1.4%
           691,000  Supervalu Inc.                                    20,730
                                                           ---------------------

HEAVY MACHINERY -- 0.2%
            76,000  Deere & Co.                                        3,402
                                                           ---------------------

HOME PRODUCTS -- 0.5%
           239,000  Newell Rubbermaid Inc.                             7,505
                                                           ---------------------

HOTELS -- 3.6%
         1,904,300  Hilton Hotels Corp.                               31,154
           594,500  Starwood Hotels & Resorts
                       Worldwide, Inc.                                22,472
                                                           ---------------------
                                                                      53,626
                                                           ---------------------

INDUSTRIAL PARTS -- 2.5%
           233,200  American Standard Companies Inc.(1)               17,420
           415,100  Black & Decker Corporation                        20,207
                                                           ---------------------
                                                                      37,627
                                                           ---------------------

INDUSTRIAL SERVICES -- 0.5%
           312,600  United Rentals Inc.(1)                             7,971
                                                           ---------------------

12      1-800-345-2021                         See Notes to Financial Statements

Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 6.5%
           705,000  Affiliated Computer Services Inc.(1)        $     38,118
            86,300  Computer Sciences Corp.(1)                         3,871
           269,558  Corporate Executive
                       Board Co. (The)(1)                             10,249
           615,093  Getty Images Inc.(1)                              21,414
           361,500  Interpublic Group of Companies, Inc.              11,163
           722,300  KPMG Consulting Inc.(1)                           12,723
                                                           ---------------------
                                                                      97,538
                                                           ---------------------

MEDIA -- 3.6%
           443,300  Cox Radio Inc. Cl A(1)                            12,696
           325,500  Entercom Communications Corp.(1)                  17,007
           686,200  Westwood One, Inc.(1)                             24,704
                                                           ---------------------
                                                                      54,407
                                                           ---------------------

MEDICAL PRODUCTS & SUPPLIES -- 5.9%
           503,300  Alcon, Inc.(1)                                    17,439
           473,800  Beckman Coulter Inc.                              22,633
           197,200  Dentsply International Inc.                        7,822
           385,100  Hillenbrand Industries, Inc.                      24,878
           685,000  Steris Corp.(1)                                   15,173
                                                           ---------------------
                                                                      87,945
                                                           ---------------------

MEDICAL PROVIDERS & SERVICES -- 5.8%
           239,343  Accredo Health Inc.(1)                            15,494
           463,800  Apria Healthcare Group Inc.(1)                    12,054
           239,800  HCR Manor Care, Inc.(1)                            6,148
           513,800  Health Management
                       Associates, Inc.(1)                            10,964
         1,433,400  Omnicare, Inc.                                    38,330
           106,600  Province Healthcare Co.(1)                         4,116
                                                           ---------------------
                                                                      87,106
                                                           ---------------------

MINING & METALS -- 2.0%
           618,800  Ball Corporation                                  29,424
                                                           ---------------------

MOTOR VEHICLES & PARTS -- 1.0%
           315,000  Cooper Tire & Rubber Company                       7,812
           122,500  Harley-Davidson, Inc.                              6,491
                                                           ---------------------
                                                                      14,303
                                                           ---------------------

OIL SERVICES -- 5.4%
           223,700  BJ Services Co.(1)                                 8,219
           468,200  Cooper Cameron Corp.(1)                           25,676
           613,000  ENSCO International Inc.                          20,695
           487,500  Global SantaFe Corp.                              17,106
           164,400  Weatherford International, Inc.(1)                 8,199
                                                           ---------------------
                                                                      79,895
                                                           ---------------------

PROPERTY & CASUALTY INSURANCE -- 2.1%
           376,900  Gallagher (Arthur J.) & Co.                       13,606
           351,800  Radian Group Inc.                                 18,259
                                                           ---------------------
                                                                      31,865
                                                           ---------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

PUBLISHING -- 0.2%
            80,000  New York Times Co. (The) Cl A              $       3,725
                                                           ---------------------

RAILROADS -- 1.3%
           406,400  Canadian National Railway ORD                     19,288
                                                           ---------------------

RESTAURANTS -- 2.7%
           628,900  Tricon Global Restaurants, Inc.(1)                39,658
                                                           ---------------------

SECURITIES & ASSET MANAGEMENT -- 4.6%
           324,533  Affiliated Managers Group Inc.(1)                 20,640
           367,600  Franklin Resources, Inc.                          15,402
           246,450  Investment Technology Group Inc.(1)               11,337
           200,700  Legg Mason, Inc.                                  10,083
           297,000  T. Rowe Price Group Inc.                          10,413
                                                           ---------------------
                                                                      67,875
                                                           ---------------------

SEMICONDUCTOR -- 3.9%
           401,400  Agilent Technologies, Inc.(1)                     12,062
           326,000  Altera Corp.(1)                                    6,701
           212,000  Broadcom Corp.(1)                                  7,318
           702,500  Cirrus Logic, Inc.(1)                              8,528
           513,500  Microchip Technology Inc.(1)                      22,841
                                                           ---------------------
                                                                      57,450
                                                           ---------------------

SPECIALTY STORES -- 3.6%
           206,100  Best Buy Co., Inc.(1)                             15,324
           348,600  Dollar Tree Stores, Inc.(1)                       13,294
           244,800  Insight Enterprises, Inc.(1)                       6,392
           775,200  Pier 1 Imports, Inc.                              18,565
                                                           ---------------------
                                                                      53,575
                                                           ---------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 0.2%
           168,491  Heartland Express, Inc.(1)                         3,301
                                                           ---------------------

TOTAL COMMON STOCKS                                                1,351,205
                                                           ---------------------
   (Cost $1,153,970)

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 4.3%

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations),
       in a joint trading account at 1.83%,
       dated 4/30/02, due 5/1/02
       (Delivery value $64,832)                                       64,829
                                                           ---------------------
  (Cost $64,829)

See Notes to Financial Statements               www.americancentury.com      13

Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

                           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 5.1%

    Repurchase Agreement, Credit Suisse
       First Boston, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.83%,
       dated 4/30/02, due 5/1/02
       (Delivery value $73,504)                                 $     73,500

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations),
       in a joint trading account at 1.83%,
       dated 4/30/02, due 5/1/02
       (Delivery value $1,771)                                         1,771
                                                           ---------------------

TOTAL TEMPORARY CASH INVESTMENTS                                      75,271
                                                           ---------------------
   (Cost $75,271)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $1,491,305
                                                           =====================
   (Cost $1,294,070)

EQUITY FUTURES CONTRACTS*
                                                         ($ in Thousands)
                           Expiration           Underlying Face     Unrealized
          Purchased           Date              Amount at Value        Loss
--------------------------------------------------------------------------------
   241  S&P 400
        MidCap Futures       June 2002               $64,829           $(201)
                                             ===================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt.

ORD = Foreign Ordinary Share.

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

14      1-800-345-2021                         See Notes to Financial Statements

Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                    INVESTOR CLASS (INCEPTION 6/30/71)(1)    ADVISOR CLASS (INCEPTION 6/4/97)
                                  RUSSELL                                  RUSSELL
                                   1000                                     1000
                        GROWTH    GROWTH     S&P 500        GROWTH         GROWTH      S&P 500
======================================================================================================
6 MONTHS(2) ..........   1.18%     -2.13%      2.29%          1.07%         -2.13%       2.29%
1 YEAR ............... -15.05%    -20.10%    -12.64%        -15.40%        -20.10%     -12.64%
======================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ..............  -6.73%    -11.61%     -5.75%         -7.00%        -11.61%      -5.75%
5 YEARS ..............   7.86%      4.42%      7.55%           --              --         --
10 YEARS .............   8.71%     10.03%     12.22%           --              --         --
LIFE OF FUND .........  16.28%      N/A(3)    11.83%          6.38%          3.03%(4)    6.39%(4)

                   INSTITUTIONAL CLASS (INCEPTION 6/16/97)        C CLASS (INCEPTION 11/28/01)
                                  RUSSELL                                   RUSSELL
                                   1000                                       1000
                        GROWTH    GROWTH     S&P 500            GROWTH       GROWTH       S&P 500
======================================================================================================
6 MONTHS(2) ..........   1.28%     -2.13%      2.29%              --           --          --
1 YEAR ............... -14.80%    -20.10%    -12.64%              --           --          --
======================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ..............  -6.51%    -11.61%     -5.75%              --           --          --
5 YEARS ..............    --         --         --                --           --          --
10 YEARS .............    --         --         --                --           --          --
LIFE OF FUND .........   5.75%      2.25%(5)   5.54%(5)       -8.15%(2)(6)   -10.71%(2)   -4.99%(2)

(1)  Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

(3)  Benchmark began 1/1/79.

(4)  Since 5/31/97, the date nearest the class's inception for which data are available.

(5)  Since 6/30/97, the date nearest the class's inception for which data are available.

(6)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
     Return would have been -7.22% if shares were not redeemed during the period.

See pages 40-42 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                                 www.americancentury.com      15

Growth--Performance Review
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin, Prescott LeGard and Greg Woodhams]

    A commentary by C. Kim Goodwin, chief investment officer, U.S. growth equities, and Prescott LeGard and Greg Woodhams, portfolio managers on the
Growth investment team.

    Growth gained 1.18%* during the six months ended April 30, 2002, outperforming its benchmark, the Russell 1000 Growth Index, which fell 2.13%.
The fund also beat the 0.87% loss posted by the average large-cap growth fund tracked by Lipper, Inc.

    Growth has outperformed its benchmark and peers on a longer-term basis as well. During the last three years, the Russell 1000 Growth Index and the fund's average peer posted average annual losses of 11.61% and 9.40%, respectively, while the fund declined an average of 6.73%. Over the last five years, shareholders were rewarded with average annual gains of 7.86% compared to returns of 4.42% for the benchmark and 5.19% for the average large-cap growth fund.

    The portfolio's positive six-month performance came as the economy and the stock market showed signs of recovering from the pressures that have weighed on returns for the last two years. Growth climbed early in the period when investors staged a fourth-quarter rally on indications that the recession was ending and hopes that corporate profits would rebound. As we entered 2002, the economy continued to gain momentum, but earnings did not. The stock market gave back some of its previous gains as companies disappointed investors with a fifth consecutive quarter of declining profits and modest outlooks for the future.

CONSUMERS WERE STRONG

    With corporations tightening their budgets, consumer spending helped underpin the economy throughout the recession, and it remained firm in the early stages of the recovery. This helped sustain the growth of our top contributors, cyclical companies whose earnings depend on the willingness of shoppers to make discretionary purchases. Robust spending also benefited retailers that sell home improvement products, electronics, and upscale clothing, as well as manufacturers of motor vehicles and parts.

    Even as they increased their discretionary purchases, consumers remained bargain conscious. This lifted the profits of discount department stores that gained market share while effectively controlling costs and managing their inventories. One of our top contributors, Wal-Mart, provides a good illustration. Already the world's largest retailer, Wal-Mart is expanding its customer base as it converts more of its stores into one-stop shopping destinations that offer groceries in addition to its traditional product mix of clothing and household items.

    Companies that make everyday consumer goods such as beer, soft drinks, packaged food and personal products also performed well. Selected companies in these mature, non-cyclical markets provided stable earnings growth

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                AS OF 4/30/02
NET ASSETS                      $5.8 BILLION

                              4/30/02   10/31/01
NO. OF COMPANIES                114       98
P/E RATIO                      35.0      32.4
MEDIAN MARKET                 $18.2      $25.9
  CAPITALIZATION             BILLION    BILLION
WEIGHTED AVERAGE              $77.8      $103
  MARKET CAPITALIZATION      BILLION    BILLION
PORTFOLIO TURNOVER            59%(1)     114%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)            1.00%(3)    1.00%

(1) Six months ended 4/30/02.

(2) Year ended 10/31/01.

(3) Annualized.

TYPES OF INVESTMENTS IN THE PORTFOLIO
                        AS OF APRIL 30, 2002
U.S. COMMON STOCKS
  & EQUITY FUTURES                94.2%
FOREIGN STOCKS                     4.0%
-------------------------------------------------------------------------------
  TOTAL EQUITY EXPOSURE           98.2%

TEMPORARY CASH INVESTMENTS         1.8%

Investment terms are defined in the Glossary on pages 42-43.

16      1-800-345-2021

Growth--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

when profitability was hard to come by in many industries. Some of our top holdings in this area benefited from effective restructuring and cost-control programs. For example, Procter & Gamble, the country's top household goods manufacturer, posted solid results when its cost-cutting efforts amplified the impact of rising revenues.

    We also earned positive results from our stake in the industrial sector.
Though manufacturers were hard hit by the economic downturn, our positions in companies that build truck engines rose when order activity bottomed and the market anticipated growing demand.

    Media companies also contributed to the fund's returns. The top performers were helped by growing demand for broadcast advertising.

HEALTH CARE AND TECHNOLOGY DECLINE

    Investments in health care stocks slowed Growth's performance. Brand-name drug makers were the main detractors as generic competition intensified and the government's closer scrutiny of production facilities delayed new product introductions. Furthermore, lingering concerns about prescription drug legislation weighed on pharmaceutical companies in general, including Pfizer, an industry leader with limited generic exposure. In this environment, our top pharmaceutical contributors were companies that increased their production capacity and made progress in drug development. Holdings in companies that make medical devices also performed well.

    Continuing weakness in demand for hardware, software and related services weighed on our technology positions. Growth's investments were focused on companies providing the security, business continuity, back-up, and recovery capabilities that corporations had identified as high priorities in the wake of
September 11. While we saw spending in this area, purchases did not expand to the extent we expected. EMC, the top manufacturer of data-storage systems used by corporations, was among those that declined the most.

    There were bright spots in our technology stake. We garnered solid results from companies that benefited from positive trends in orders for chip-making equipment and a rise in semiconductor shipments.

LOOKING AHEAD

    We expect volatility to continue in the months ahead as investors monitor the economy's progress and watch for improvements in corporate earnings.
Regardless of how the economy and the stock market perform, we will remain focused on companies that appear best able to sustain accelerating earnings growth. We believe this approach will lead us to the businesses in position to generate superior returns over time.

[right margin]

TOP TEN HOLDINGS
                      % OF FUND INVESTMENTS
                         AS OF     AS OF
                        4/30/02   10/31/01
WAL-MART STORES, INC.    3.3%       3.5%
JOHNSON & JOHNSON        3.2%       2.0%
HOME DEPOT, INC.         2.6%       2.0%
PEPSICO, INC.            2.6%       3.9%
MICROSOFT CORP.          2.4%       3.5%
PFIZER, INC.             2.4%       5.4%
CITIGROUP INC.           2.2%       2.4%
INTEL CORP.              2.1%       3.8%
3M CO.(1)                2.1%       1.1%
WYETH(2)                 2.1%       1.7%

(1) Formerly Minnesota Mining & Manufacturing Co.

(2) Formerly American Home Products Corp.

TOP FIVE INDUSTRIES
                      % OF FUND INVESTMENTS
                         AS OF      AS OF
                       4/30/02    10/31/01
DRUGS                   13.3%      17.0%
SEMICONDUCTOR            9.3%       8.9%
FOOD & BEVERAGE          7.1%       7.3%
COMPUTER HARDWARE
   & BUSINESS
   MACHINES              4.4%       5.0%
MEDIA                    4.3%       1.2%

                                                 www.americancentury.com      17

Growth--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.3%

ALCOHOL - 2.3%
         1,313,700  Anheuser-Busch Companies, Inc.              $     69,626
         1,441,113  Heineken NV ORD                                   64,897
                                                           ---------------------
                                                                     134,523
                                                           ---------------------

BANKS - 4.3%
         2,896,366  Citigroup Inc.                                   125,412
           978,700  Fifth Third Bancorp                               66,772
           694,400  State Street Corp.                                35,491
           672,300  Synovus Financial Corp.                           18,179
                                                           ---------------------
                                                                     245,854
                                                           ---------------------

CHEMICALS - 2.1%
           956,400  3M Co.                                           120,315
                                                           ---------------------

CLOTHING STORES - 0.8%
           508,000  AnnTaylor Stores Corp.(1)                         22,083
         1,326,690  Limited, Inc. (The)                               25,419
                                                           ---------------------
                                                                      47,502
                                                           ---------------------

COMPUTER HARDWARE &
BUSINESS MACHINES - 4.4%
           605,100  Brocade Communications System(1)                  15,488
         2,060,000  Dell Computer Corp.(1)                            54,271
         6,869,000  EMC Corporation(1)                                62,782
            99,900  Emulex Corp.(1)                                    2,897
           520,600  International Business Machines Corp.             43,605
         1,041,600  Network Appliance, Inc.(1)                        18,181
           318,800  Qlogic Corp.(1)                                   14,580
         5,045,300  Sun Microsystems, Inc.(1)                         41,094
                                                           ---------------------
                                                                     252,898
                                                           ---------------------

COMPUTER SOFTWARE - 3.4%
           151,100  Electronic Arts Inc.(1)                            8,920
           823,200  Manugistics Group, Inc.(1)                        13,002
           285,500  Mercury Interactive Corp.(1)                      10,639
         2,641,600  Microsoft Corp.(1)(2)                            138,037
         1,284,700  Rational Software Corp.(1)                        18,731
           542,600  Sybase, Inc.(1)                                    7,629
                                                           ---------------------
                                                                     196,958
                                                           ---------------------

DEFENSE/AEROSPACE - 0.3%
           297,100  Lockheed Martin Corp.                             18,688
                                                           ---------------------

DEPARTMENT STORES - 4.1%
         1,048,400  Target Corp.                                      45,763
         3,378,000  Wal-Mart Stores, Inc.                            188,695
                                                           ---------------------
                                                                     234,458
                                                           ---------------------

DRUGS - 13.3%
         1,540,200  Abbott Laboratories                               83,094
           685,500  Amgen Inc.(1)                                     36,256
           272,800  Eli Lilly and Company                             18,018
           833,000  Gilead Sciences, Inc.(1)                          25,927
         1,232,800  Immunex Corp.(1)                                  33,483

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

         2,852,900  Johnson & Johnson                           $    182,186
         1,370,750  Novartis AG ORD                                   57,506
         3,745,550  Pfizer, Inc.                                     136,151
         1,085,500  Pharmacia Corp.                                   44,755
           587,171  Sanofi-Synthelabo S.A. ORD                        37,574
         2,100,200  Wyeth                                            119,711
                                                           ---------------------
                                                                     774,661
                                                           ---------------------

ELECTRICAL EQUIPMENT - 3.3%
         5,750,600  Cisco Systems Inc.(1)                             84,218
         2,050,000  Motorola, Inc.                                    31,570
         3,836,200  Scientific-Atlanta, Inc.                          76,724
                                                           ---------------------
                                                                     192,512
                                                           ---------------------

ENERGY RESERVES & PRODUCTION - 1.7%
         1,319,600  Conoco Inc.                                       37,015
         1,026,000  Phillips Petroleum Co.                            61,365
                                                           ---------------------
                                                                      98,380
                                                           ---------------------

ENTERTAINMENT - 0.6%
         1,772,200  AOL Time Warner Inc.(1)                           33,707
                                                           ---------------------

FINANCIAL SERVICES - 3.1%
           791,500  American Express Co.                              32,459
            89,600  Fannie Mae                                         7,072
           276,600  Freddie Mac                                       18,076
         2,078,600  General Electric Co.(2)                           65,580
         1,544,000  MBNA Corp.                                        54,735
                                                           ---------------------
                                                                     177,922
                                                           ---------------------

FOOD & BEVERAGE - 7.1%
           827,500  Coca-Cola Company (The)                           45,935
         1,065,100  Kraft Foods Inc.                                  43,712
           298,861  Nestle S.A. ORD                                   70,669
         2,858,500  PepsiCo, Inc.                                    148,355
         1,995,100  SYSCO Corp.                                       57,878
           819,500  Wrigley (Wm.) Jr. Company                         45,073
                                                           ---------------------
                                                                     411,622
                                                           ---------------------

HEAVY ELECTRICAL EQUIPMENT - 0.8%
           573,300  Cummins Inc.                                      24,394
           285,900  Eaton Corp.                                       24,190
                                                           ---------------------
                                                                      48,584
                                                           ---------------------

HEAVY MACHINERY - 0.9%
           921,600  Caterpillar Inc.                                  50,338
                                                           ---------------------

HOME PRODUCTS - 3.0%
         1,640,000  Gillette Company                                  58,187
         1,251,300  Procter & Gamble Co. (The)                       112,943
                                                           ---------------------
                                                                     171,130
                                                           ---------------------

HOTELS - 0.8%
           658,900  Hilton Hotels Corp.                               10,780
           951,400  MGM Mirage(1)                                     38,198
                                                           ---------------------
                                                                      48,978
                                                           ---------------------

18      1-800-345-2021                         See Notes to Financial Statements

Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS - 2.2%

         1,397,200  Illinois Tool Works Inc.                    $    100,738
           627,400  Stanley Works (The)                               29,162
                                                           ---------------------
                                                                     129,900
                                                           ---------------------

INFORMATION SERVICES - 0.6%
           394,300  Omnicom Group Inc.                                34,399
                                                           ---------------------

INTERNET - 1.0%
           683,300  F5 Networks, Inc.(1)                               8,900
           563,600  Internet Security Systems(1)                      11,069
         2,665,100  Yahoo! Inc.(1)                                    39,337
                                                           ---------------------
                                                                      59,306
                                                           ---------------------

INVESTMENT TRUSTS - 6.0%
           400,500  iShares S&P 500 Index Fund                        43,254
         1,138,700  MidCap SPDR Trust, Series 1                      112,481
         2,296,300  Nasdaq 100-Index Tracking Stock(1)                72,999
         1,065,700  Standard and Poor's 500
                       Depositary Receipt                            115,096
                                                           ---------------------
                                                                     343,830
                                                           ---------------------

LIFE & HEALTH INSURANCE - 0.3%
           601,000  Principal Financial Group(1)                      16,708
                                                           ---------------------

MEDIA - 4.3%
           967,100  Clear Channel
                       Communications, Inc.(1)                        45,405
         2,622,700  Disney (Walt) Co.                                 60,794
           186,200  Emmis Communications
                       Corp. Cl A(1)                                   5,404
           357,400  Entercom Communications Corp.(1)                  18,674
         2,060,282  Viacom, Inc. Cl B(1)                              97,040
           576,100  Westwood One, Inc.(1)                             20,740
                                                           ---------------------
                                                                     248,057
                                                           ---------------------

MEDICAL PRODUCTS & SUPPLIES - 3.6%
         1,222,600  Baxter International, Inc.                        69,566
           792,200  Boston Scientific Corp.(1)                        19,742
           970,400  Ecolab Inc.                                       42,610
           488,100  Medtronic, Inc.                                   21,813
           618,200  St. Jude Medical, Inc.(1)                         51,440
                                                           ---------------------
                                                                     205,171
                                                           ---------------------

MOTOR VEHICLES & PARTS - 1.4%
           566,900  Delphi Corp.                                       8,815
           600,800  General Motors Corp.                              38,541
           225,200  Johnson Controls, Inc.                            19,424
           145,700  Lear Corp.(1)                                      7,490
            98,700  Paccar Inc.                                        7,060
                                                           ---------------------
                                                                      81,330
                                                           ---------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

OIL REFINING - 0.6%
           974,000  Marathon Oil Corp.                          $     28,305
           130,000  Sunoco, Inc.                                       4,469
                                                           ---------------------
                                                                      32,774
                                                           ---------------------

OIL SERVICES - 0.2%
           303,600  Baker Hughes Inc.                                 11,440
                                                           ---------------------

PROPERTY & CASUALTY INSURANCE - 2.5%
           976,200  Allstate Corp.                                    38,794
         1,092,937  American International Group, Inc.                75,544
           413,100  Chubb Corp. (The)                                 31,685
                                                           ---------------------
                                                                     146,023
                                                           ---------------------

SECURITIES & ASSET MANAGEMENT - 2.3%
           459,500  Bear Stearns Companies Inc. (The)                 28,461
           414,600  Edwards (A.G.), Inc.                              16,965
           739,500  Franklin Resources, Inc.                          30,986
           287,700  Goldman Sachs Group, Inc. (The)                   22,656
           338,300  Morgan Stanley Dean Witter & Co.                  16,144
         1,403,900  Schwab (Charles) Corp.                            15,990
                                                           ---------------------
                                                                     131,202
                                                           ---------------------

SEMICONDUCTOR - 9.3%
         1,918,800  Applied Materials, Inc.(1)                        46,665
         1,692,600  Conexant Systems, Inc.(1)                         17,273
         4,265,300  Intel Corp.                                      122,051
           710,900  KLA-Tencor Corp.(1)                               41,918
         1,654,800  Linear Technology Corp.                           64,314
           770,400  Marvell Technology Group Ltd.(1)                  27,673
           753,900  Maxim Integrated Products, Inc.(1)                37,544
         1,110,900  Novellus Systems, Inc.(1)                         52,646
           923,800  Teradyne, Inc.(1)                                 30,439
         1,795,300  Texas Instruments Inc.                            55,529
         1,051,300  Xilinx, Inc.(1)                                   39,692
                                                           ---------------------
                                                                     535,744
                                                           ---------------------

SPECIALTY STORES - 3.3%
         3,214,900  Home Depot, Inc.                                 149,074
           919,900  Lowe's Companies, Inc.                            38,903
                                                           ---------------------
                                                                     187,977
                                                           ---------------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.4%
           425,900  United Parcel Service, Inc. Cl B                  25,571
                                                           ---------------------

TOTAL COMMON STOCKS                                                5,448,462
                                                           ---------------------
  (Cost $4,922,230)

See Notes to Financial Statements                www.americancentury.com      19

Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

                           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES ** -- 3.9%

    Repurchase Agreement, Credit Suisse
       First Boston, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.83%,
       dated 4/30/02, due 5/1/02
       (Delivery value $188,210)                                $    188,200

    Repurchase Agreement, Goldman Sachs & Co.,
       (U.S. Treasury obligations),
       in a joint trading account at 1.86%,
       dated 4/30/02, due 5/1/02
       (Delivery value $36,879)                                       36,877
                                                           ---------------------

TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES                                               225,077
                                                           ---------------------
   (Cost $225,077)

TEMPORARY CASH INVESTMENTS -- 1.8%

    Repurchase Agreement, Goldman Sachs & Co.,
       (U.S. Treasury obligations),
       in a joint trading account at 1.86%,
       dated 4/30/02, due 5/1/02
       (Delivery value $105,028)                                     105,023
                                                           ---------------------
   (Cost $105,023)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $5,778,562
                                                           =====================
   (Cost $5,252,330)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                                     ($ in Thousands)
      Contracts         Settlement                                 Unrealized
       to Sell             Date                 Value                 Loss
--------------------------------------------------------------------------------
 103,669,417  CHF       5/31/2002             $ 64,022              $(443)

  56,438,451  EURO      5/31/2002               50,767                (97)
                                       -----------------------------------------
                                              $114,789              $(540)
                                       =========================================

(Value on Settlement Date $114,249)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS**
                                                     ($ in Thousands)
                          Expiration           Underlying Face     Unrealized
    Purchased                Date              Amount at Value        Loss
--------------------------------------------------------------------------------

 574  NASDAQ 100
      Futures             June 2003               $ 73,415          $ (7,257)

 136  S&P 400
      MidCap Futures      June 2003                 36,584               (43)

 428  S&P 500
      Futures             June 2003                115,078            (7,071)
                                              ----------------------------------

                                                  $225,077          $(14,371)
                                              ==================================

**EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

CHF = Swiss Franc

ORD = Foreign Ordinary Share

SPDR = Standard & Poor's Depositary Receipts

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

20      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

                                                       SELECT          HERITAGE            GROWTH
                                                       ------          --------            ------
ASSETS                                                              (In Thousands)
Investment securities, at value
  (cost of $4,029,974, $1,294,070,
  and $5,252,330, respectively) (Note 3) ......       $4,780,142        $1,491,305        $5,778,562
Collateral for securities loaned ..............          129,606                --                --
Receivable for investments sold ...............           97,389            19,652           130,089
Receivable for capital shares sold ............               15                 6               171
Receivable for variation margin
  on futures contracts ........................            4,351               902             3,235
Dividends and interest receivable .............            2,836               153             4,198
                                                 ----------------  ----------------  ----------------
                                                       5,014,339         1,512,018         5,916,255
                                                 ----------------  ----------------  ----------------

LIABILITIES
Disbursements in excess of demand deposit cash ..          2,664                77             4,654
Payable for securities loaned ...................        129,606                --                --
Payable for investments purchased ...............        123,970            18,154            98,852
Payable for forward foreign currency
  exchange contracts ............................             --                --               540
Accrued management fees (Note 2) ................          3,991             1,197             4,944
Distribution fees payable (Note 2) ..............              5                 1                 8
Service fees payable (Note 2) ...................              5                 1                 8
                                                 ----------------  ----------------  ----------------
                                                         260,241            19,430           109,006
                                                 ----------------  ----------------  ----------------

NET ASSETS .....................................      $4,754,098        $1,492,588        $5,807,249
                                                 ================  ================  ================

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .........     $4,653,218        $1,504,664        $6,790,681
Accumulated undistributed net
  investment income (loss) ......................          2,749            (3,012)           (2,480)
Accumulated net realized loss
  on investment and foreign
  currency transactions .........................       (644,789)         (206,098)       (1,492,322)
Net unrealized appreciation on
  investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) ...................        742,920           197,034           511,370
                                                 ----------------  ----------------  ----------------
                                                      $4,754,098        $1,492,588        $5,807,249
                                                 ================  ================  ================

INVESTOR CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets .....................................  $4,493,207,860    $1,382,858,015    $5,678,538,875
Shares outstanding .............................     129,047,522       122,855,573       314,449,511
Net asset value per share ......................          $34.82            $11.26            $18.06

ADVISOR CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets .....................................     $24,596,610        $3,709,517       $35,941,999
Shares outstanding .............................         711,297           331,369         1,999,852
Net asset value per share ......................          $34.58            $11.19            $17.97

INSTITUTIONAL CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets .....................................    $236,293,100      $105,961,402       $92,596,777
Shares outstanding .............................       6,751,209         9,371,177         5,108,544
Net asset value per share ......................          $35.00            $11.31            $18.13

C CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets .....................................             N/A           $59,367          $170,862
Shares outstanding .............................             N/A             5,319             9,502
Net asset value per share ......................             N/A            $11.16            $17.98

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      21

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                                 SELECT         HERITAGE          GROWTH
                                                                 ------         --------          ------
INVESTMENT INCOME (LOSS)                                                    (In Thousands)
INCOME:
Dividends (net of foreign taxes withheld of $0, $12,
  and $331, respectively) ..................................     $25,548         $ 2,512         $ 25,705
Interest ...................................................       2,409           1,273            2,945
                                                              -------------   -------------   -------------
                                                                  27,957           3,785           28,650
                                                              -------------   -------------   -------------

EXPENSES (Note 2):
Management fees ............................................      24,993           6,785           31,024
Distribution fees:
  Advisor Class ............................................          31               3               40
  C Class ..................................................          --              --               --
Service fees:
  Advisor Class ............................................          31               3               40
  C Class ..................................................          --              --               --
Directors' fees and expenses ...............................          21               6               26
                                                              -------------   -------------   -------------
                                                                  25,076           6,797           31,130
                                                              -------------   -------------   -------------

NET INVESTMENT INCOME (LOSS) ...............................       2,881          (3,012)          (2,480)
                                                              -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)
NET REALIZED GAIN (LOSS) ON:
Investment transactions ....................................        (417)         16,650         (184,777)
Foreign currency transactions ..............................         (30)            (19)             355
                                                              -------------   -------------   -------------
                                                                    (447)         16,631         (184,422)
                                                              -------------   -------------   -------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments ................................................      (2,329)        130,390          257,890
Translation of assets and liabilities in foreign currencies .         --               1             (884)
                                                              -------------   -------------   -------------
                                                                  (2,329)        130,391          257,006
                                                              -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ....................      (2,776)        147,022           72,584
                                                              -------------   -------------   -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......     $   105        $144,010         $ 70,104
                                                              =============   =============   =============

                                               See Notes to Financial Statements
22      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2001

Increase (Decrease) in Net Assets

                                           SELECT                 HERITAGE                   GROWTH
                                      2002        2001        2002         2001         2002         2001
                                      ----        ----        ----         ----         ----         ----
OPERATIONS                                                       (In Thousands)
Net investment income (loss) ..  $    2,881   $    9,049  $    (3,012)  $     (295)  $   (2,480)  $     (599)
Net realized gain (loss) ......        (447)    (620,120)      16,631     (222,771)    (184,422)  (1,265,243)
Change in net
  unrealized appreciation .....      (2,329)  (1,480,061)     130,391     (425,928)     257,006   (1,953,096)
                                ------------ ------------ ------------ ------------ ------------ ------------
Net increase (decrease)
  in net assets
  resulting from operations ...         105   (2,091,132)     144,010     (648,994)      70,104   (3,218,938)
                                ------------ ------------ ------------ ------------ ------------ ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..............      (8,456)          --           --           --           --           --
  Institutional Class .........        (690)          --           --           --           --           --
From net realized gains:
  Investor Class ..............          --     (377,597)          --     (373,645)          --   (1,095,479)
  Advisor Class ...............          --       (1,214)          --         (426)          --       (2,949)
  Institutional Class .........          --      (13,880)          --       (1,803)          --      (11,453)
                                ------------ ------------ ------------ ------------ ------------ ------------
Decrease in net assets
  from distributions ..........      (9,146)    (392,691)          --     (375,874)          --   (1,109,881)
                                ------------ ------------ ------------ ------------ ------------ ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from capital
  share transactions ..........    (186,875)      66,155       60,740      326,814      (86,963)     472,642
                                ------------ ------------ ------------ ------------ ------------ ------------

NET INCREASE (DECREASE)
  IN NET ASSETS ...............    (195,916)  (2,417,668)     204,750     (698,054)     (16,859)  (3,856,177)

NET ASSETS
Beginning of period ..........    4,950,014    7,367,682    1,287,838    1,985,892    5,824,108    9,680,285
                                ------------ ------------ ------------ ------------ ------------ ------------
End of period ................   $4,754,098   $4,950,014   $1,492,588   $1,287,838   $5,807,249   $5,824,108
                                ============ ============ ============ ============ ============ ============

Accumulated undistributed
  net investment income (loss)       $2,749       $9,014      $(3,012)          --      $(2,480)          --
                                ============ ============ ============ ============ ============ ============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      23

Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select), Heritage Fund
(Heritage), and Growth Fund (Growth) (the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Select is authorized to issue the following classes of shares: the Investor Class, the Advisor Class and the Institutional Class.
Heritage and Growth are authorized to issue the following classes of shares: the
Investor Class, the Advisor Class, the Institutional Class, and the C Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class commenced on November 28, 2001 for Growth.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on an accrual basis.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

24     1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, Select, Heritage, and Growth had accumulated net realized capital loss carryovers for federal income tax purposes of
$590,924,057, $207,387,710, and $1,147,735,688, respectively, (expiring in
2009), which may be used to offset future taxable gains.

--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of each fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class, the Advisor Class, the Institutional
Class and the C Class is 1.00%, 0.75%, 0.80%, and 1.00%, respectively, for each of the funds, as applicable.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans by the Advisor Class during the six months ended April 30, 2002, are detailed in the Statement of Operations. Fees incurred under the plans by Heritage and
Growth's C Class for the six months ended April 30, 2002, were not significant to the class, respectively.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended April 30, 2002, the funds invested in a money market fund for temporary purposes that is managed by J.P. Morgan Investment
Management Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM (See Note 6). Select has a securities lending agreement with JPMorgan Chase Bank (Chase) (See Note 5). Chase is a wholly owned subsidiary of JPM.

                                                 www.americancentury.com      25

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended April 30, 2002, were as follows:

                                    SELECT           HERITAGE         GROWTH
                                    ------           --------         ------
                                                  (In Thousands)
Purchases ....................... $3,999,154         $863,924        $3,441,698
================================================================================
                                                  (In Thousands)
Proceeds from sales ............. $4,015,594         $844,793        $3,626,366

  On April 30, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                    SELECT           HERITAGE         GROWTH
                                    ------           --------         ------
                                                  (In Thousands)
Appreciation ...................  $  859,587        $  218,177       $  697,861
Depreciation ...................    (148,637)          (34,402)        (324,062)
                                 -------------    -------------    -------------
Net ...........................   $  710,950        $  183,775       $  373,799
                                 =============    =============    =============
Federal Tax Cost ..............   $4,069,192        $1,307,530       $5,404,763
                                 =============    =============    =============

26
1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the funds were as follows:

                                   SELECT                    HERITAGE                     GROWTH
                                   ------                    --------                     ------
                            SHARES       AMOUNT        SHARES        AMOUNT         SHARES        AMOUNT
INVESTOR CLASS                                            (In Thousands)
SHARES AUTHORIZED ......    360,000                     354,000                     710,000
                         ===========                 ===========                 ===========

SIX MONTHS ENDED APRIL 30, 2002
Sold ...................      3,904     $ 142,527        23,159     $ 250,172        22,182    $ 431,111
Issued in reinvestment
  of distributions .....        221         8,038            --            --            --         --
Redeemed ...............    (10,879)     (394,740)      (19,333)     (207,034)      (27,925)     (537,417)
                         -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease)      (6,754)    $(244,175)        3,826     $  43,138        (5,743)    $(106,306)
                         ===========   ===========   ===========   ===========   ===========   ===========
YEAR ENDED OCTOBER 31, 2001
Sold ...................      8,074     $ 332,615        40,474     $ 531,168        31,697    $  694,176
Issued in reinvestment
  of distributions .....      8,013       361,964        26,373       366,856        43,025     1,046,358
Redeemed ...............    (16,048)     (649,980)      (51,253)     (660,269)      (61,948)   (1,311,499)
                         -----------   -----------   -----------   -----------   -----------   -----------
Net increase ...........         39     $  44,599        15,594     $ 237,755        12,774    $  429,035
                         ===========   ===========   ===========   ===========   ===========   ===========

ADVISOR CLASS                                             (In Thousands)
SHARES AUTHORIZED ......    100,000                     105,000                     210,000
                         ===========                 ===========                 ===========
SIX MONTHS ENDED APRIL 30, 2002
Sold ...................         96       $ 3,472           134        $1,460           855       $16,484
Redeemed ...............        (59)       (2,144)          (16)         (172)         (276)       (5,294)
                         -----------   -----------   -----------   -----------   -----------   -----------
Net increase ...........         37       $ 1,328           118        $1,288           579       $11,190
                         ===========   ===========   ===========   ===========   ===========   ===========
YEAR ENDED OCTOBER 31, 2001
Sold ...................        363       $14,579           154        $1,956         1,173      $ 25,023
Issued in reinvestment
  of distributions .....         26         1,185            31           426           101         2,459
Redeemed ...............       (143)       (5,700)          (84)         (960)         (651)      (13,059)
                         -----------   -----------   -----------   -----------   -----------   -----------
Net increase ...........        246       $10,064           101        $1,422           623      $ 14,423
                         ===========   ===========   ===========   ===========   ===========   ===========

INSTITUTIONAL CLASS                                       (In Thousands)
SHARES AUTHORIZED ......     40,000                      41,000                      80,000
                         ===========                 ===========                 ===========
SIX MONTHS ENDED APRIL 30, 2002
Sold ...................      2,996      $107,869         2,439       $26,244           846       $16,471
Issued in reinvestment
  of distributions .....         18           673            --            --            --          --
Redeemed ...............     (1,432)      (52,570)         (926)       (9,985)         (441)       (8,503)
                         -----------   -----------   -----------   -----------   -----------   -----------
Net increase ...........      1,582      $ 55,972         1,513       $16,259           405       $ 7,968
                         ===========   ===========   ===========   ===========   ===========   ===========
YEAR ENDED OCTOBER 31, 2001
Sold ...................      1,090      $ 44,857         8,153       $95,648         2,166      $ 40,256
Issued in reinvestment
  of distributions .....        306        13,880           130         1,803           471        11,453
Redeemed ...............     (1,175)      (47,245)         (859)       (9,817)       (1,087)      (22,525)
                         -----------   -----------   -----------   -----------   -----------   -----------
Net increase ...........        221      $ 11,492         7,424       $87,634         1,550      $ 29,184
                         ===========   ===========   ===========   ===========   ===========   ===========

                                                 www.americancentury.com      27

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
                                  SELECT                    HERITAGE                       GROWTH
                                  ------                    --------                       ------
                             SHARES       AMOUNT        SHARES        AMOUNT         SHARES        AMOUNT
C CLASS                                                   (In Thousands)

SHARES AUTHORIZED ......        N/A                     100,000                     100,000
                         ===========                 ===========                 ===========
PERIOD ENDED APRIL 30, 2002(1)
Sold ...................                                      5           $55            10          $185
                                                     ===========   ===========   ===========   ===========
PERIOD ENDED OCTOBER 31, 2001(2)
Sold ...................                                     --           $ 3
                                                     ===========   ===========

(1)  November 28, 2001 (commencement of sale) through April 30, 2002 for Growth.

(2)  June 26, 2001 (commencement of sale) through October 31, 2001 for Heritage.

--------------------------------------------------------------------------------
5. SECURITIES LENDING

    At April 30, 2002, securities in Select valued at $127,110,242 were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for the fund. The value of cash collateral at period end is disclosed in Select's Statement of Assets and Liabilities. The
total value of collateral at April 30, 2002, was $129,606,000. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by Select may be delayed or limited.

--------------------------------------------------------------------------------
6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,0000,000 effective December 18, 2001. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended April 30, 2002.

28      1-800-345-2021

Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Investor Class
                                            2002(1)      2001        2000        1999        1998        1997
                                            -------      ----        ----        ----        ----        ----

PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $34.94       $52.20     $53.32      $49.54      $48.18      $41.52
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income (Loss)(2) .......    0.02         0.06      (0.06)       0.01        0.12        0.15
  Net Realized and Unrealized Gain (Loss)   (0.08)      (14.53)      4.04       13.73        9.37       10.51
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   (0.06)      (14.47)      3.98       13.74        9.49       10.66
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............   (0.06)         --          --       (0.17)      (0.20)      (0.32)
  From Net Realized Gains ...............      --       (2.79)      (5.10)      (9.79)      (7.93)      (3.68)
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................   (0.06)      (2.79)      (5.10)      (9.96)      (8.13)      (4.00)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $34.82      $34.94      $52.20      $53.32      $49.54      $48.18
                                          =========   =========   =========   =========   =========   =========
  TOTAL RETURN(3) .......................   (0.17)%    (28.93)%      7.64%      31.22%      22.96%      27.89%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  1.00%(4)      1.00%       1.00%       1.00%       1.00%       1.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .................  0.11%(4)      0.15%     (0.11)%       0.03%       0.25%       0.33%
Portfolio Turnover Rate .................      84%         98%         67%        130%        165%         94%
Net Assets, End of Period (in millions) .   $4,493      $4,745      $7,086      $7,216      $5,591      $4,769

(1) Six months ended April 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table      www.americancentury.com      29

Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Advisor Class
                                            2002(1)      2001        2000        1999        1998       1997(2)
                                            -------      ----        ----        ----        ----       -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ....   $34.68      $52.01      $53.19      $49.44      $48.16      $49.43
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Loss(3) ................   (0.03)      (0.04)      (0.21)      (0.13)         --       (0.02)
  Net Realized and Unrealized Gain (Loss)   (0.07)      (14.50)      4.13       13.71        9.37       (1.25)
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   (0.10)      (14.54)      3.92       13.58        9.37       (1.27)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............      --          --          --       (0.04)      (0.16)         --
  From Net Realized Gains ...............      --       (2.79)      (5.10)      (9.79)      (7.93)         --
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................      --       (2.79)      (5.10)      (9.83)      (8.09)         --
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........   $34.58      $34.68      $52.01      $53.19      $49.44      $48.16
                                          =========   =========   =========   =========   =========   =========
  TOTAL RETURN(4) .......................   (0.29)%    (29.18)%      7.54%      30.87%      22.67%      (2.57)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  1.25%(5)      1.25%       1.25%       1.25%       1.25%     1.25%(5)
Ratio of Net Investment Loss
  to Average Net Assets ................ (0.14)%(5)    (0.10)%     (0.36)%     (0.22)%       --      (0.17)%(5)
Portfolio Turnover Rate ................       84%         98%         67%        130%        165%       94%(6)
Net Assets, End of Period (in thousands)   $24,597     $23,389     $22,239      $8,369      $1,617      $1,289

(1) Six months ended April 30, 2002 (unaudited).

(2) August 8, 1997 (commencement of sale) through October 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 1997.

                                               See Notes to Financial Statements
30      1-800-345-2021                See Glossary for a Definition of the Table

Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                   Institutional Class
                                            2002(1)      2001        2000        1999        1998      1997(2)
                                            -------      ----        ----        ----        ----      -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $35.16      $52.36      $53.41      $49.63      $48.24      $40.56
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ..............    0.05        0.14        0.04        0.02        0.22        0.13
  Net Realized and Unrealized Gain (Loss)   (0.08)     (14.55)       4.01       13.83        9.37        7.55
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   (0.03)     (14.41)       4.05       13.85        9.59        7.68
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............   (0.13)         --          --       (0.28)      (0.27)        --
  From Net Realized Gains ...............     --        (2.79)      (5.10)      (9.79)      (7.93)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................   (0.13)      (2.79)      (5.10)     (10.07)      (8.20)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $35.00      $35.16      $52.36       $53.41     $49.63      $48.24
                                          =========   =========   =========   =========   =========   =========
  TOTAL RETURN(4) .......................   (0.09)%    (28.71)%      7.77%      31.47%      23.22%      18.93%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................. 0.80%(5)      0.80%       0.80%       0.80%       0.80%     0.80%(5)
Ratio of Net Investment Income
  to Average Net Assets .................. 0.31%(5)      0.35%       0.09%       0.23%       0.45%     0.45%(5)
Portfolio Turnover Rate ..................     84%         98%         67%        130%        165%       94%(6)
Net Assets, End of Period (in thousands) .$236,293    $181,708    $259,092    $112,293        $173     $11,486

(1)  Six months ended April 30, 2002 (unaudited).

(2) March 13, 1997 (commencement of sale) through October 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table      www.americancentury.com      31

Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Investor Class
                                            2002(1)      2001        2000        1999        1998        1997
                                            -------      ----        ----        ----        ----        ----

PER-SHARE DATA
Net Asset Value, Beginning of Period .....  $10.13      $19.10      $13.02      $9.98       $14.86      $12.24
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income (Loss)(2) ........  (0.02)       --(3)      (0.03)       0.02        0.03        0.01
  Net Realized and Unrealized Gain (Loss)    1.15       (5.33)       7.63        3.04       (2.14)       3.41
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......    1.13       (5.33)       7.60        3.06       (2.11)       3.42
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income .............     --          --       (0.04)      (0.02)      (0.07)      (0.09)
  From Net Realized Gains ................     --       (3.64)      (1.48)         --       (2.70)      (0.71)
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................      --       (3.64)      (1.52)      (0.02)      (2.77)      (0.80)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $11.26      $10.13      $19.10      $13.02       $9.98      $14.86
                                          =========   =========   =========   =========   =========   =========
  TOTAL RETURN(4) .......................   11.15%     (33.08)%     62.61%      30.71%     (15.87)%     29.56%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  1.00%(5)      1.00%       1.00%       1.00%       1.00%       1.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ................ (0.45)%(5)    (0.02)%     (0.17)%       0.19%       0.29%       0.05%
Portfolio Turnover Rate ................       67%        152%        119%        134%        148%         69%
Net Assets, End of Period (in millions) ..  $1,383      $1,206      $1,975      $1,000        $978      $1,321

(1)  Six months ended April 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

                                              See Notes to Financial Statements
32      1-800-345-2021               See Glossary for a Definition of the Table

Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Advisor Class
                                            2002(1)      2001        2000        1999        1998      1997(2)
                                            -------      ----        ----        ----        ----      -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $10.09      $19.05      $12.98      $9.96       $14.85      $14.23
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations

  Net Investment Income (Loss)(3) .......   (0.04)      (0.04)      (0.07)      (0.01)       0.02       (0.01)
  Net Realized and Unrealized Gain (Loss)    1.14       (5.32)       7.62        3.03       (2.14)       0.63
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......    1.10       (5.36)       7.55        3.02       (2.12)       0.62
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............     --          --         --(4)       --(4)      (0.07)        --
  From Net Realized Gains ...............     --        (3.60)      (1.48)        --        (2.70)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................     --        (3.60)      (1.48)       --(4)      (2.77)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $11.19      $10.09      $19.05      $12.98       $9.96       $14.85
                                          =========   =========   =========   =========   =========   =========
  TOTAL RETURN(5) .......................   10.90%     (33.30)%     62.26%      30.37%     (16.03)%      4.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  1.25%(6)      1.25%       1.25%       1.25%       1.25%     1.25%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ................ (0.70)%(6)    (0.27)%     (0.42)%     (0.06)%      0.04%    (0.23)%(6)
Portfolio Turnover Rate ................       67%        152%        119%        134%       148%        69%(7)
Net Assets, End of Period (in thousands) .  $3,710      $2,146      $2,127      $1,060       $748         $120

(1)  Six months ended April 30, 2002 (unaudited).

(2)  July 11, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      33

Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                   Institutional Class
                                            2002(1)      2001        2000        1999        1998      1997(2)
                                            -------      ----        ----        ----        ----      -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $10.17      $19.14      $13.04      $10.00      $14.87      $13.60
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income (Loss)(3) .......   (0.01)       --(4)       --(4)       0.04        0.06        0.01
  Net Realized and Unrealized Gain (Loss)    1.15       (5.30)       7.65        3.04       (2.14)       1.26
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......    1.14       (5.30)       7.65        3.08       (2.08)       1.27
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............     --          --        (0.07)      (0.04)      (0.09)        --
  From Net Realized Gains ...............     --        (3.67)      (1.48)        --        (2.70)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................     --        (3.67)      (1.55)      (0.04)      (2.79)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $11.31      $10.17      $19.14      $13.04      $10.00      $14.87
                                          =========   =========   =========   =========   =========   =========
  TOTAL RETURN(5) .......................   11.21%     (32.84)%     63.00%      30.92%     (15.67)%      9.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  0.80%(6)      0.80%       0.80%       0.80%       0.80%     0.80%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets .................(0.25)%(6)      0.18%       0.03%       0.39%       0.49%     0.21%(6)
Portfolio Turnover Rate .................      67%        152%        119%        134%        148%       69%(7)
Net Assets, End of Period (in thousands)  $105,961     $79,882      $8,302         $92         $70        $129

(1)  Six months ended April 30, 2002 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 1997.

                                              See Notes to Financial Statements
34      1-800-345-2021               See Glossary for a Definition of the Table

Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                C Class
                                                          2002(1)      2001(2)
                                                          -------      -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ..................  $10.10       $12.43
                                                        ---------    ---------
Income From Investment Operations
  Net Investment Loss(3) ..............................   (0.08)       (0.06)
  Net Realized and Unrealized Gain (Loss) .............    1.14        (2.27)
                                                        ---------    ---------
  Total From Investment Operations ....................    1.06        (2.33)
                                                        ---------    ---------
Net Asset Value, End of Period ........................  $11.16       $10.10
                                                        =========    =========
  TOTAL RETURN(4) .....................................   10.50%      (18.74)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ....   2.00%(5)      2.00%(5)
Ratio of Net Investment Loss to Average Net Assets ... (1.45)%(5)    (1.50)%(5)
Portfolio Turnover Rate ..............................       67%        152%(6)
Net Assets, End of Period ............................   $59,367        $2,616

(1)  Six months ended April 30, 2002 (unaudited).

(2)  June 26, 2001 (commencement of sale) through October 31, 2001.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      35

Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Investor Class
                                            2002(1)      2001        2000        1999        1998        1997
                                            -------      ----        ----        ----        ----        ----

PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $17.85      $31.09      $31.60      $28.03      $27.86      $22.21
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income (Loss)(2) .......    --(3)       --(3)      (0.10)      (0.07)      (0.01)       0.01
  Net Realized and Unrealized Gain (Loss)    0.21       (9.66)       3.73        9.03        4.35        6.07
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......    0.21       (9.66)       3.63        8.96        4.34        6.08
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............     --          --          --          --          --        (0.18)
  From Net Realized Gains ...............     --        (3.58)      (4.14)      (5.39)      (4.17)      (0.25)
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................     --        (3.58)      (4.14)      (5.39)      (4.17)      (0.43)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $18.06      $17.85      $31.09      $31.60      $28.03      $27.86
                                          =========   =========   =========   =========   =========   =========
  TOTAL RETURN(4) .......................    1.18%     (34.14)%     11.49%      36.31%      18.53%      27.85%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  1.00%(5)      1.00%       1.00%       1.00%       1.00%       1.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ................ (0.08)%(5)    (0.01)%     (0.30)%     (0.24)%     (0.02)%       0.02%
Portfolio Turnover Rate ................       59%        114%        102%         92%        126%         75%
Net Assets, End of Period (in millions) .   $5,679      $5,715      $9,557      $8,333      $6,097      $5,113

(1)  Six months ended April 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

                                              See Notes to Financial Statements
36      1-800-345-2021               See Glossary for a Definition of the Table

Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Advisor Class
                                            2002(1)      2001        2000        1999        1998      1997(2)
                                            -------      ----        ----        ----        ----      -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $17.78      $31.01      $31.52      $27.97      $27.84      $24.36
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Loss(3) ................   (0.03)      (0.06)      (0.19)      (0.15)      (0.08)      (0.06)
  Net Realized and Unrealized Gain (Loss)    0.22       (9.66)       3.73        9.02        4.35        3.54
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......    0.19       (9.72)       3.54        8.87        4.27        3.48
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Realized Gains ...............     --        (3.51)      (4.05)      (5.32)      (4.14)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $17.97      $17.78      $31.01      $31.52      $27.97      $27.84
                                          =========   =========   =========   =========   =========   =========
  TOTAL RETURN(4) .......................    1.07%     (34.40)%     11.23%      35.93%      18.23%      14.29%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  1.25%(5)      1.25%       1.25%       1.25%       1.25%     1.25%(5)
Ratio of Net Investment Loss
  to Average Net Assets ................ (0.33)%(5)    (0.26)%     (0.55)%     (0.49)%     (0.27)%   (0.47)%(5)
Portfolio Turnover Rate ................       59%        114%        102%         92%        126%       75%(6)
Net Assets, End of Period (in thousands) . $35,942     $25,272     $24,750     $12,759      $5,520      $2,200

(1)  Six months ended April 30, 2002 (unaudited).

(2)  June 4, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      37

Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                    Institutional Class
                                            2002(1)      2001        2000        1999        1998      1997(2)
                                            -------      ----        ----        ----        ----      -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $17.90      $31.15      $31.66      $28.08      $27.88      $25.75
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income (Loss)(3) .......    0.02        0.04       (0.03)      (0.03)       0.05        0.01
  Net Realized and Unrealized Gain (Loss)    0.21       (9.65)       3.72        9.07        4.34        2.12
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......    0.23       (9.61)       3.69        9.04        4.39        2.13
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Realized Gains ...............     --        (3.64)      (4.20)      (5.46)      (4.19)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $18.13      $17.90      $31.15      $31.66      $28.08      $27.88
                                          =========   =========   =========   =========   =========   =========
  TOTAL RETURN(4) .......................    1.28%     (33.94)%     11.70%      36.62%      18.77%       8.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................. 0.80%(5)      0.80%       0.80%       0.80%       0.80%     0.80%(5)
Ratio of Net Investment Income (Loss)
  to Average Net Assets .................. 0.12%(5)      0.19%     (0.10)%     (0.04)%       0.18%     0.07%(5)
Portfolio Turnover Rate ..................     59%        114%        102%         92%        126%       75%(6)
Net Assets, End of Period (in thousands) . $92,597     $84,189     $98,239      $1,453        $465        $171

(1)  Six months ended April 30, 2002 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 1997.

                                              See Notes to Financial Statements
38      1-800-345-2021               See Glossary for a Definition of the Table

Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                       C Class
                                                                       2002(1)
                                                                       -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ..............................   $19.38
                                                                     ---------
Income From Investment Operations
  Net Investment Loss(2) ..........................................    (0.08)
  Net Realized and Unrealized Loss ................................    (1.32)
                                                                     ---------
  Total From Investment Operations ................................    (1.40)
                                                                     ---------
Net Asset Value, End of Period ....................................   $17.98
                                                                     =========
  Total Return(3) .................................................    (7.22)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .................   2.00%(4)
Ratio of Net Investment Loss to Average Net Assets ................ (0.42)%(4)
Portfolio Turnover Rate ...........................................     59%(5)
Net Assets, End of Period .........................................  $170,862

(1)  November 28, 2001 (commencement of sale) through April 30, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the period ended April 30, 2002.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      39

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the Heritage and Growth funds: Investor Class, Advisor Class, Institutional Class, and C Class. Three
classes of shares are authorized for sale by the Select fund: Investor Class,
Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class Shares are purchased. The total expense ratio of the C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

40      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY SELECT seeks large, established companies that show accelerating growth rates. The established nature of the companies in which
Select invests helps lessen the fund's short-term price fluctuations.

     AMERICAN CENTURY HERITAGE seeks smaller and midsized firms showing accelerating growth rates. With this investment approach, Heritage should display somewhat more price variability -- and greater long-term growth potential -- than Select. Historically, smaller-cap stocks have been more volatile than the stocks of larger, more established companies.

     AMERICAN CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or midsized firms.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX, a market-value weighted index, consists of 400 domestic stocks chosen for market size, liquidity, and industry group presentation.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization.

     The RUSSELL 1000 INDEX, created by the Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).
The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

     The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

[right margin]

PORTFOLIO MANAGERS

  Select
       C. KIM GOODWIN
       TIM REYNOLDS
===================================
  Heritage
       LINDA PETERSON, CFA
       KURT STALZER
===================================
  Growth
       C. KIM GOODWIN
       GREG WOODHAMS, CFA
       PRESCOTT LEGARD, CFA

                                               www.americancentury.com      41

Glossary
--------------------------------------------------------------------------------

RETURNS

*  TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*  AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 29-39.

INVESTMENT TERMS

*  MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*  WEIGHTED AVERAGE MARKET CAPITALIZATION -- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*  NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*  PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*  PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*  PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*  BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*  CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*  GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*  LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.4 billion. This is Lipper's market capitalization breakpoint as of
April 30, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*  MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $10.4 billion. This is Lipper's market capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

*  SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*  VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

42      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*  CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*  INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*  GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*  GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*  CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*  MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*  AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*  STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*  STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*  STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*  FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                               www.americancentury.com      43

Notes
--------------------------------------------------------------------------------

44      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*  While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
   December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

** These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of rowers]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0206                               American Century Investment Services,
Inc.
SH-SAN-29917S                     (c)2002 American Century Services
Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Veedot(reg.sm)

April 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

    We witnessed a remarkable turnaround in the six months covered by this report. Overcoming the events of September 11, economic growth turned positive after only one down quarter and accelerated strongly in the first quarter of this year. Investors responded to these positive developments with a resounding stock rally in the fourth quarter of 2001.

    However, accounting concerns, weak corporate earnings, high-profile bankruptcy filings, as well as terrorism threats, weighed heavily on the market the first four months of 2002. Although we recognize that these issues will continue to challenge investors, we are optimistic that the pieces are in place for an economic recovery and that conditions are improving for our growth investors.

    Turning to administrative matters, we continue to look for ways to provide you with useful investment information in a timely fashion through our Web site,
www.americancentury.com. You'll notice that we are streamlining our funds'
annual and semiannual reports. At the same time, we've put more emphasis on quarterly fund performance commentaries, which should be available online shortly after each calendar quarter end.

    We're pleased that so many of you appreciate the recent enhancements we made to your personal homepages. Based on your feedback, we improved the organization, presentation, and navigation of your investment folders and accounts, without changing features and services you use most. These changes provide you with one-click access to the most important tools you need to conduct business and maintain your accounts.

    With all our Web site enhancements, our goal is to save you time, simplify your online experience, and give you timely access to pertinent investment information. If you haven't visited our site recently, you can learn more by taking an online tour available from our homepage.

    We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be(reg.sm)."

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Founder and Chairman of the Board          Co-Chairman of the Board

[right margin]

  Market Perspective ......................................................    2
VEEDOT

FINANCIAL STATEMENTS
  Statement of Assets and
    Liabilities ...........................................................   11
  Statement of Operations .................................................   12
  Statement of Changes
    in Net Assets .........................................................   13
  Notes to Financial
    Statements ............................................................   14
  Financial Highlights ....................................................   17
OTHER INFORMATION
  Share Class and Retirement
    Account Information ...................................................   19
  Background Information
     Investment Philosophy

                                                   www.americancentury.com    1

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]
C. Kim Goodwin, chief investment officer, U.S. growth equities

    The U.S. economy and the stock market showed signs of improvement during the six months covered by this report. The S&P 500 Index finished with a 2.29% gain as investors balanced positive economic trends with weakness in corporate profits.

    Attempts to reconcile conflicting economic and corporate news are reflected in performance that varied by market capitalization and investment style. During the period, the small stocks that traditionally lead the market coming out of a recession dramatically outperformed large stocks. At the same time, wary investors remained valuation conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

    The period opened amid a fourth-quarter rally that was long on sentiment but short on fundamental strength. Investors were confident that the economy was on the mend, and they were betting -- with little data to back them up -- that corporate profits would soon follow suit. Though the economy continued to gain strength in 2002, a strong profit recovery did not materialize. The rally stalled early this year and share prices declined under the weight of an earnings season filled with weak profit reports and modest expectations for the future. Growing concern about accounting practices and rising international tensions also contributed to the uncertain conditions. Throughout the rest of the period, the market vacillated as investors tried to determine when corporate profits would catch up with the resurgent economy.

    Your portfolio managers added value by following disciplined, bottom-up investment strategies that are centered on identifying companies demonstrating accelerating growth. This stock-by-stock approach kept our portfolios focused on companies whose revenues and earnings are benefiting from strong end-market demand for their goods and services, and led us to reduce our exposure to companies facing declining demand. For example, some of the period's top performers enjoyed sustainable fundamental growth due to robust spending in the consumer marketplace. Meanwhile, some of the worst performing stocks were hurt by cutbacks in corporate spending.

    As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. Growth stocks, particularly smaller issues, participated in the equity rebound, and indicators point to continued improvement. The economy is growing again after only one quarter of contraction, interest rates remain near historic lows, and productivity growth is strong. In addition, corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

    Though we expect volatility to continue in the months ahead, we are optimistic that these positive economic trends bode well for growth investors over the long term.

[left margin]

"AS WE LOOK AHEAD, WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES
FOR GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2002

S&P 500 ..........................  2.29%
S&P MIDCAP 400 ................... 20.02%
RUSSELL 2000 ..................... 20.03%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2002

2    1-800-345-2021

Veedot--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2002

                       INVESTOR CLASS (INCEPTION 11/30/99)     INSTITUTIONAL CLASS (INCEPTION 8/1/00)
                                                NET OF                                   NET OF
                                  WILSHIRE    REDEMPTION                    WILSHIRE   REDEMPTION
                        VEEDOT      5000        FEE(2)            VEEDOT      5000        FEE(2)
=======================================================================================================
6 MONTHS(1) ........... 10.65%      5.24%       8.44%             10.85%      5.24%        8.64%
1 YEAR ................ -4.21%     -9.88%      -6.12%             -4.00%     -9.88%       -5.92%
=======================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND .......... -1.85%     -7.90%      -2.66%            -13.00%    -12.96%(3)   -14.01%

(1)  Returns for periods less than one year are not annualized.

(2)  Returns reflect the deduction of a 2% redemption fee, incurred if shares were redeemed within the first five years after purchase.

(3)  Since 7/31/2000 the date nearest the class's inception for which data are available.

See pages 19-21 for information about share classes, the Wilshire 5000 Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The Wilshire 5000 Index is provided for comparison in each graph. Veedot's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Wilshire 5000 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

* From 11/30/99 to 4/30/00. Not annualized.

                                                   www.americancentury.com    3

Veedot--Performance Review
--------------------------------------------------------------------------------

[photo of by Jim Stowers III and John Small, Jr.]
    A market overview and performance commentary by Jim Stowers III and John
Small, Jr., portfolio managers on the Veedot investment team.

    For the six months ending April 30, 2002, Veedot gained 10.65%*, outperforming its benchmark, the Wilshire 5000 Total Market Index, which grew only 5.24%.

VEEDOT'S INVESTMENT STRATEGY

    Veedot seeks long-term returns by investing in companies whose earnings and revenues are growing at an accelerating rate. To find those firms, we use a systematic, repeatable discipline, focusing only on a stock's fundamental data and its historical response to investor behavior.

    We're interested in a company's earnings and revenue acceleration and its past and current stock performance, rather than its product or management.

    To find accelerating firms, we rely on American Century's proprietary database that screens approximately 12,000 stocks. It tracks companies of all sizes without regard to sector, industry, or geographical location, and singles out those that best meet its fundamental investment criteria of accelerating earnings and revenues.

    We then study each stock's historical price pattern to identify those companies that appear to be in the early stages of their growth cycle. Our objective is to own companies when their growth is most dramatic.

INVESTORS RETURNED TO THE MARKET

    As the post-Sept. 11 terror receded, investors returned to the stock market, encouraged by the continued strength of consumer spending, which was boosted by tax rebates, lower tax withholding, lower interest rates and mortgage refinancing.

    As investors grew more confident, they rotated out of defensive positions, such as health care, and back into more economically-sensitive stocks, such as consumer cyclicals.

    In February, the economy seemed to be on the verge of a major expansion, as
U.S. retailers had their biggest monthly sales gain in almost two years, and industrial production rose for two consecutive months for the first time in 18 months. But that optimism was tempered by lukewarm first quarter results and worries about corporate accounting practices spawned by the collapse of energy trading giant Enron.

SUCCESSFUL FOCUS ON ACCELERATION

    Veedot's discipline helped navigate the shifting crosscurrents of market sentiment during the six-month period, guiding it toward a wide variety of accelerating industries. All of its 25 largest holdings contributed to the fund, and all but two of its top 50 holdings gained ground.

    The continued strength of consumer spending helped make consumer cyclical stocks Veedot's top contributors. An unprecedented wave of financing incentives helped make October the best sales month for automobiles in years, and that drove motor vehicles and parts companies, such as Winnebago Industries and
American Axle & Manufacturing. Strong

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                              AS OF 4/30/02
NET ASSETS                   $262.8 MILLION

                           4/30/02      10/31/01
NO. OF COMPANIES             326          253
P/E RATIO                   30.0         26.6
MEDIAN MARKET               $1.45       $1.43
  CAPITALIZATION           BILLION     BILLION
WEIGHTED AVERAGE            $7.28       $8.62
  MARKET CAPITALIZATION    BILLION     BILLION
PORTFOLIO TURNOVER         149%(1)     410%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)         1.50%(3)      1.50%

(1) Six months ended 4/30/02.

(2) Year ended 10/31/01.

(3) Annualized.

TYPES OF INVESTMENTS IN THE PORTFOLIO
                         AS OF APRIL 30, 2002
U.S. COMMON STOCKS                90.5%
FOREIGN STOCKS                     0.3%
-------------------------------------------------------------------------------
  TOTAL EQUITY EXPOSURE           90.8%

TEMPORARY CASH INVESTMENTS         9.2%

Investment terms are defined in the Glossary on pages 21-22.

4    1-800-345-2021

Veedot--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

consumer spending boosted specialty stores such as Petsmart and Fred's Inc.

   The Federal Reserve concluded its aggressive interest rate-cutting program with two rate cuts during the last quarter of 2001, driving down the cost of lending for banks and thrifts. This benefited most banks, but particularly the small- and mid-capitalization banks that make up much of the portfolio's financial holdings. AmSouth Bancorporation and Hudson City Bancorp are good examples.

   As Americans grew more confident of their security, they returned to many of the leisure activities they had postponed immediately after the Sept. 11 attacks. They became more willing to travel, stay at hotels and eat out. That, combined with the growing popularity of auto racing and its licensees, such as
Racing Champions and Action Performance, helped revive the consumer services sector.

   Even though the economy gradually improved during the period, many investors sought stability in companies that make and sell non-cyclical goods that consumers buy regardless of economic conditions. All industry groups within the consumer non-cyclical sector contributed to results, led by home products and food and beverage companies.

SOME SECTORS LAGGED

   Investors rotated out of health care on sentiment that greater growth could be found elsewhere. Health care, Veedot's largest sector weighting, detracted from results as drug companies suffered from growing concerns about the impact of generic drug competition on established brands whose patents would soon expire. Medical products detracted as well. But hospitals and other medical providers continued to gain from increases in Medicare reimbursements.

   Veedot's focus on earnings acceleration often helps steer the portfolio away from troubled areas. A great example during this six-month period was telecommunications, which was Veedot's smallest sector concentration.
Disappointing sales forecasts revealed that earlier projected subscriber growth rates for many wireless providers were unrealistic. Veedot's reduced exposure to this area shielded it from severe losses.

   Technology stocks were sluggish during the period. Corporations were slow to rebuild their IT budgets from the depths of last year, leading to earnings disappointments for electrical equipment and computer hardware companies. Even though semiconductor prices began to rise late in 2001, concerns about overcapacity in the industry revived later in the six-month period. Furthermore, the Enron collapse made investors more cautious about companies that traditionally project rapid growth rates. SEC investigations, including one involving a leading chipmaker, cast a pall on the sector.

THE MONTHS AHEAD

   Investor uncertainty lingers in the market place. Yet, during March, the
Federal Reserve indicated that no more interest rate cuts were necessary to stimulate the economy, and its chairman, Alan Greenspan, told Congress that
"recent evidence increasingly suggests that an economic expansion is already well under way." That may bode well for the months ahead. Regardless of the market environment, we will continue to apply our disciplined acceleration-based approach. We believe this strategy enables us to position the fund to benefit from the market's best investment opportunities.

[right margin]

TOP TEN HOLDINGS
                           % OF FUND INVESTMENTS
                           AS OF           AS OF
                          4/30/02        10/31/01
PETSMART, INC.             1.1%            0.6%
TRICON GLOBAL
   RESTAURANTS, INC.       0.9%            0.5%
AMSOUTH
   BANCORPORATION          0.8%            0.2%
PROCTER & GAMBLE
   CO. (THE)               0.8%            0.6%
HUMANA INC.                0.7%            0.2%
SKY FINANCIAL
   GROUP INC.              0.6%            0.6%
PROGRESSIVE
   CORP. (OHIO)            0.6%            0.6%
AMAZON.COM, INC.           0.6%             --
AMERICAN AXLE &
   MANUFACTURING
   HOLDINGS, INC.          0.6%            0.2%
CIGNA CORP.                0.6%             --

TOP FIVE INDUSTRIES
                           % OF FUND INVESTMENTS
                           AS OF           AS OF
                          4/30/02        10/31/01
BANKS                      7.8%            6.7%
MEDICAL
PROVIDERS
   & SERVICES              7.4%            6.1%
SPECIALTY STORES           5.5%            3.6%
COMPUTER SOFTWARE          5.1%            3.4%
MEDICAL
PRODUCTS
   & SUPPLIES              4.8%           11.6%

                                                   www.americancentury.com    5

Veedot--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 90.8%

ALCOHOL -- 1.0%
          10,000  Adolph Coors Company Cl B                  $       668,500
           5,000  Anheuser-Busch Companies, Inc.                     265,000
           3,000  Brown-Forman Corp. Cl B                            235,860
          24,000  Constellation Brands, Inc.(1)                    1,449,600
                                                           ---------------------
                                                                   2,618,960
                                                           ---------------------

APPAREL & TEXTILES -- 0.8%
          25,000  K-Swiss Inc. Cl A                                1,147,125
          10,000  NIKE, Inc.                                         533,300
          35,000  Quaker Fabric Corp.(1)                             481,425
                                                           ---------------------
                                                                   2,161,850
                                                           ---------------------

BANKS -- 7.8%
         100,000  Amsouth Bancorporation                           2,271,000
          22,000  Associated Banc-Corp                               824,120
          30,000  Bancorpsouth Inc.                                  657,000
          15,000  Commerce Bancorp, Inc.                             740,850
          20,000  Community First Bankshares, Inc.                   550,000
          15,000  Connecticut Bancshares, Inc.                       479,925
          30,000  FirstMerit Corp.                                   851,850
          31,000  Hudson City Bancorp Inc.                         1,165,135
          50,000  Huntington Bancshares Inc.                       1,014,750
          20,000  Independence Community Bank                        651,300
          20,000  Marshall & Ilsley Corp.                          1,273,000
          25,000  National City Corp.                                780,000
          25,000  National Commerce Financial Corp.                  699,750
          50,000  Net.B@nk, Inc.(1)                                  802,250
          20,000  OceanFirst Financial Corp.                         634,000
          10,000  Park National Corp.                              1,007,500
          15,000  PFF Bancorp Inc.                                   492,000
          20,000  Provident Financial Group Inc.                     604,900
          20,000  Regions Financial Corp.                            701,500
          75,000  Sky Financial Group Inc.                         1,747,500
          30,000  Susquehanna Bancshares Inc.                        735,600
          15,000  TCF Financial Corp.                                780,750
          10,000  UnionBanCal Corp.                                  484,000
          15,000  Wachovia Corp.                                     570,600
          15,000  Wells Fargo & Co.                                  767,250
                                                           ---------------------
                                                                  21,286,530
                                                           ---------------------

CHEMICALS -- 1.1%
          50,000  MacDermid, Inc.                                  1,100,000
          15,000  OM Group, Inc.                                   1,001,250
          50,000  Owens-Illinois, Inc.(1)                            801,000
                                                           ---------------------

                                                                   2,902,250
                                                           ---------------------

CLOTHING STORES -- 1.7%
          20,000  Abercrombie & Fitch Co. Cl A(1)                    600,000
          15,000  AnnTaylor Stores Corp.(1)                          652,050
          25,000  Charlotte Russe Holding Inc.(1)                    703,250
          35,000  Limited, Inc. (The)                                670,600

Shares                                                                Value
--------------------------------------------------------------------------------

          15,000  Nordstrom, Inc.                            $       351,900
          15,000  Pacific Sunwear of California(1)                   374,775
          10,000  The Wet Seal, Inc. Cl A(1)                         356,350
          30,000  Urban Outfitters, Inc.(1)                          907,050
                                                           ---------------------
                                                                   4,615,975
                                                           ---------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.6%
          40,000  Adaptec, Inc.                                      588,800
          20,000  Dell Computer Corp.(1)                             526,900
          10,000  Lexmark International
                      Group, Inc. Cl A(1)                            597,800
         300,000  Palm Inc.(1)                                       949,500
          75,000  SimpleTech, Inc.(1)                                638,250
          60,000  Western Digital Corp.(1)                           371,400
          10,000  Zebra Technologies Corp. Cl A(1)                   566,800
                                                           ---------------------
                                                                   4,239,450
                                                           ---------------------

COMPUTER SOFTWARE -- 5.1%
         200,000  Acclaim Entertainment Inc.(1)                    1,071,000
          25,000  Activision, Inc.(1)                                786,875
          25,000  Adobe Systems Inc.                                 998,625
          20,000  Avant! Corp.(1)                                    336,100
          75,000  Carreker Corporation(1)                            745,500
          20,000  Cerner Corp.(1)                                  1,062,300
          35,000  Concord Communications, Inc.(1)                    657,475
          20,000  Dendrite International, Inc.(1)                    262,500
          20,000  eResearch Technology, Inc.(1)                      338,300
          20,000  FileNet Corp.(1)                                   346,600
          35,000  IDX Systems Corp.(1)                               605,325
          20,000  Intuit Inc.(1)                                     783,600
          15,000  JDA Software Group, Inc.(1)                        453,675
          20,000  Mercury Interactive Corp.(1)                       745,300
          50,000  Midway Games Inc.(1)                               682,500
          35,000  Phoenix Technologies Ltd.(1)                       486,325
          30,000  Pinnacle Systems, Inc.(1)                          278,100
         100,000  ScanSoft, Inc.(1)                                  643,500
          15,000  SPSS Inc.(1)                                       265,500
          10,000  Symantec Corp.(1)                                  354,000
          30,000  Systems & Computer
                      Technology Corp.(1)                            466,050
          55,000  Unisys Corp.(1)                                    742,500
          95,000  VitalWorks Inc.(1)                                 717,250
                                                           ---------------------
                                                                  13,828,900
                                                           ---------------------

CONSTRUCTION & REAL PROPERTY -- 0.6%
          15,000  American Woodmark Corp.                          1,012,425
          22,500  D.R. Horton, Inc.                                  580,500
                                                           ---------------------
                                                                   1,592,925
                                                           ---------------------

CONSUMER DURABLES -- 0.9%
          15,000  Bassett Furniture Industries, Inc.                 302,400
          20,000  Furniture Brands International, Inc.(1)            816,600
          25,000  La-Z-Boy Chair Co.                                 751,000
          10,000  Mohawk Industries, Inc.(1)                         643,300
                                                           ---------------------
                                                                   2,513,300
                                                           ---------------------

6   1-800-345-2021                            See Notes to Financial Statements

Veedot--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 1.5%
          60,000  Herley Industries, Inc.(1)                    $  1,271,700
          20,000  Lockheed Martin Corp.                            1,258,000
          20,000  TRW Inc.                                         1,100,600
          20,000  United Defense Industries, Inc.(1)                 544,000
                                                           ---------------------
                                                                   4,174,300
                                                           ---------------------

DEPARTMENT STORES -- 0.6%
          10,000  Costco Companies, Inc.(1)                          402,050
           9,000  Kohl's Corp.(1)                                    663,300
          15,000  Nieman Marcus Group, Inc. Cl A(1)                  549,150
                                                           ---------------------
                                                                   1,614,500
                                                           ---------------------

DRUGS -- 1.7%
          10,000  AmerisourceBergen Corp.                            775,000
          29,000  Chattem, Inc.(1)                                   905,815
          30,000  Endo Pharmaceuticals Holdings Inc.(1)              346,050
          25,000  Johnson & Johnson                                1,596,500
          20,000  Ligand Pharmaceuticals Inc. Cl B(1)                311,500
          14,000  Transkaryotic Therapies Inc.(1)                    557,900
                                                           ---------------------
                                                                   4,492,765
                                                           ---------------------

ELECTRICAL EQUIPMENT -- 2.7%
          20,000  AstroPower, Inc.(1)                                742,600
          25,000  Benchmark Electronics Inc.(1)                      760,000
          35,000  ClearOne Communications Inc.(1)                    572,950
          80,000  DHB Industries, Inc.(1)                            520,800
          20,000  Dover Corp.                                        745,200
          25,000  EMS Technologies, Inc.(1)                          578,750
          25,000  Federal Signal Corporation                         575,000
          30,000  Inter-Tel, Inc.                                    611,100
          15,000  MKS Instruments Inc.(1)                            507,975
          15,000  Photon Dynamics Inc.(1)                            726,750
          25,000  Plantronics, Inc.(1)                               526,500
          40,000  Powerwave Technologies, Inc.(1)                    477,800
                                                           ---------------------
                                                                   7,345,425
                                                           ---------------------

ELECTRICAL UTILITIES -- 0.2%
          20,000  Southern Co.                                       567,000
                                                           ---------------------

ENTERTAINMENT -- 0.2%
          20,000  Royal Caribbean Cruises Ltd.                       471,800
                                                           ---------------------

FINANCIAL SERVICES -- 2.7%
          10,000  Ambac Financial Group, Inc.                        628,600
          15,000  American Financial Holdings, Inc.                  441,000
          15,000  BISYS Group, Inc. (The)(1)                         513,000
          15,000  Erie Indemnity Company                             654,300
          25,000  NCO Group, Inc.(1)                                 695,875
          40,000  New Century Financial Corp.                        954,800
          13,000  New Dun & Bradstreet Corp. (The)(1)                500,630
          15,000  Student Loan Corp. (The)                         1,460,250
          10,000  USA Education Inc.                                 958,500
          15,000  WFS Financial Inc.(1)                              466,650
                                                           ---------------------
                                                                   7,273,605
                                                           ---------------------

Shares                                                                Value
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 1.9%
          25,000  Kellogg Co.                                $       898,000
          30,000  Performance Food Group Co.(1)                    1,081,950
          25,000  Smucker (J.M.) Co.                                 867,500
          75,000  Tyson Foods, Inc. Cl A                           1,051,500
          20,000  United Natural Foods Inc.(1)                       478,900
          15,000  Wrigley (Wm.) Jr. Company                          825,000
                                                           ---------------------
                                                                   5,202,850
                                                           ---------------------

GROCERY STORES -- 0.2%
          30,000  Winn-Dixie Stores, Inc.                            520,500
                                                           ---------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.3%
          35,000  LSI Industries Inc.                                695,625
                                                           ---------------------

HOME PRODUCTS -- 2.3%
          15,000  Alberto-Culver Company Cl B                        818,550
          15,000  Fortune Brands, Inc.                               783,900
          40,000  Gillette Company                                 1,419,200
          35,000  Newell Rubbermaid Inc.                           1,099,000
          25,000  Procter & Gamble Co. (The)                       2,256,500
                                                           ---------------------
                                                                   6,377,150
                                                           ---------------------

HOTELS -- 1.5%
          40,000  Argosy Gaming Company(1)                         1,440,000
          60,000  Hilton Hotels Corp.                                981,600
          30,000  Isle of Capri Casinos, Inc.(1)                     629,850
          25,000  Starwood Hotels &
                      Resorts Worldwide, Inc.                        945,000
                                                           ---------------------
                                                                   3,996,450
                                                           ---------------------

INDUSTRIAL PARTS -- 1.5%
          15,000  Briggs & Stratton Corp.                            632,250
          10,000  Cymer, Inc.(1)                                     471,400
          10,000  Fastenal Company                                   836,700
          15,000  Ingersoll-Rand Company                             749,250
          45,000  Shaw Group Inc. (The)(1)                         1,373,850
                                                           ---------------------
                                                                   4,063,450
                                                           ---------------------

INDUSTRIAL SERVICES -- 1.3%
          20,000  Education Management Corp.(1)                      862,300
          20,000  G & K Services Inc. Cl A                           823,000
          30,000  Pittston Brink's Group                             825,600
          15,000  Rent-A-Center Inc.(1)                              903,825
                                                           ---------------------
                                                                   3,414,725
                                                           ---------------------

INFORMATION SERVICES -- 3.5%
          20,000  Advisory Board Co. (The)(1)                        671,000
          25,000  Affiliated Computer Services Inc.(1)             1,351,750
          15,000  Apollo Group Inc. Cl A(1)                          574,875
          20,000  Catalina Marketing Corp.(1)                        701,800
          15,000  ChoicePoint Inc.(1)                                831,600
          10,000  Cognizant Technology
                      Solutions Corporation(1)                       469,950
          25,000  Fiserv, Inc.(1)                                  1,111,375
          15,000  Global Payments Inc.                               576,300
          75,000  Harris Interactive Inc.(1)                         282,000
          20,000  ICT Group, Inc.(1)                                 492,000

See Notes to Financial Statements                  www.americancentury.com    7

Veedot--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
          30,000  MedQuist Inc.(1)                           $       865,950
          30,000  Pre-Paid Legal Services, Inc.(1)                   877,800
          10,000  SunGard Data Systems Inc.(1)                       297,600
          20,000  Watson Wyatt &
                      Company Holdings(1)                            525,000
                                                           ---------------------
                                                                   9,629,000
                                                           ---------------------

INTERNET -- 1.0%
         100,000  Amazon.com, Inc.(1)                              1,669,500
           5,000  Expedia, Inc.                                      404,225
         135,000  Interland, Inc.(1)                                 335,475
          30,000  Verity, Inc.(1)                                    396,000
                                                           ---------------------
                                                                   2,805,200
                                                           ---------------------

LEISURE -- 2.8%
          30,000  Action Performance Cos. Inc.(1)                  1,411,500
          50,000  Arctic Cat Inc.                                    974,250
          40,000  Department 56, Inc.(1)                             620,000
          20,000  Direct Focus Inc.(1)                               898,800
          20,000  Fossil, Inc.(1)                                    563,600
          20,000  GTECH Holdings Corp.(1)                          1,198,200
          75,000  Marvel Enterprises, Inc.(1)                        547,500
          30,000  Oakley Inc.(1)                                     597,600
          35,000  Racing Champions Corp.(1)                          748,650
                                                           ---------------------
                                                                   7,560,100
                                                           ---------------------

LIFE & HEALTH INSURANCE -- 1.2%
          25,000  Aflac Inc.                                         747,500
          25,000  AmerUs Group Co.                                   942,000
          15,000  CIGNA Corp.                                      1,635,000
                                                           ---------------------
                                                                   3,324,500
                                                           ---------------------

MEDICAL PRODUCTS & SUPPLIES -- 4.8%
          10,000  Advanced Neuromodulation
                      Systems, Inc.(1)                               308,350
          25,000  Affymetrix, Inc.(1)                                634,625
          10,000  Bausch & Lomb Inc. Cl A                            359,700
          10,000  Baxter International, Inc.                         569,000
          20,000  Bio-Rad Laboratories, Inc.(1)                      966,000
          30,000  Biosite Inc.(1)                                    935,250
          60,000  Endocare Inc.(1)                                 1,150,800
          30,000  HealthTronics Surgical
                      Services, Inc.(1)                              361,800
          30,000  ICU Medical, Inc.(1)                             1,140,750
          25,000  Immucor, Inc.(1)                                   359,375
          20,000  Mentor Corp.                                       801,100
          30,000  Ocular Sciences, Inc.(1)                           896,250
          25,000  Patterson Dental Co.(1)                          1,151,750
          45,000  Sangstat Medical Corp.(1)                        1,046,250
          60,000  STERIS Corp.(1)                                  1,329,000
          10,000  Varian Medical Systems, Inc.(1)                    433,500
          15,000  Zoll Medical Corp.(1)                              571,050
                                                           ---------------------
                                                                  13,014,550
                                                           ---------------------

MEDICAL PROVIDERS & SERVICES -- 7.4%
          15,000  Accredo Health Inc.(1)                             971,025
          30,000  Alliance Imaging Inc.(1)                           392,700
          30,000  American Healthways, Inc.(1)                       808,350

Shares                                                                Value
--------------------------------------------------------------------------------

          20,000  Curative Health Services, Inc.(1)          $       279,700
          10,000  DIANON Systems, Inc.(1)                            658,400
          25,000  Express Scripts, Inc. Cl A(1)                    1,581,000
          15,000  First Health Group Corp.(1)                        434,925
          60,000  Hanger Orthopedic Group, Inc.(1)                   855,000
         120,000  Humana Inc.(1)                                   1,962,000
          15,000  Kindred Healthcare Inc.(1)                         667,125
          20,000  Lincare Holdings Inc.(1)                           629,700
          20,000  Meridian Medical
                      Technologies, Inc.(1)                          766,900
          60,000  Omnicare, Inc.                                   1,604,400
          35,000  PAREXEL International Corp.(1)                     545,825
          30,000  Pediatrix Medical Group Inc.(1)                  1,409,700
          50,000  Prime Medical Services, Inc.(1)                    427,750
          20,000  Priority Healthcare Corp. Cl B(1)                  590,900
          40,000  Province Healthcare Co.(1)                       1,544,600
          10,000  Surmodics, Inc.(1)                                 407,300
          20,000  Tenet Healthcare Corp.(1)                        1,467,400
          10,000  Universal Health
                      Services, Inc. Cl B(1)                         465,500
          20,000  Wellpoint Health Networks Inc.(1)                1,501,600
                                                           ---------------------
                                                                  19,971,800
                                                           ---------------------

MINING & METALS -- 0.8%
          25,000  Ball Corporation                                 1,188,750
          20,000  Matthews International Corp.                       545,200
          10,000  Quanex Corporation                                 360,000
                                                           ---------------------
                                                                   2,093,950
                                                           ---------------------

MOTOR VEHICLES & PARTS -- 2.0%
          50,000  American Axle & Manufacturing
                      Holdings, Inc.(1)                            1,650,000
          40,000  Cooper Tire & Rubber Company                       992,000
          10,000  Harley-Davidson, Inc.                              529,900
          40,000  Keystone Automotive
                      Industries, Inc.(1)                            793,800
          10,000  Lear Corp.(1)                                      514,100
          20,000  Monaco Coach Corp.(1)                              574,400
          30,000  Spartan Motors, Inc.                               325,800
                                                           ---------------------
                                                                   5,380,000
                                                           ---------------------

MULTI-INDUSTRY -- 0.3%
          40,000  Griffon Corp.(1)                                   768,000
                                                           ---------------------

OIL REFINING -- 0.2%
          10,000  Suburban Propane Partners, L.P.(1)                 279,300
           8,000  Valero L.P.                                        288,800
                                                           ---------------------
                                                                     568,100
                                                           ---------------------

OIL SERVICES -- 1.6%
          20,000  FMC Technologies, Inc.(1)                          455,000
          25,000  Global SantaFe Corp.                               877,250
          25,000  Oceaneering International, Inc.(1)                 662,500
          10,000  Tidewater Inc.                                     435,000
          15,000  Transocean Sedco Forex, Inc.                       532,500
          75,000  Veritas DGC Inc.(1)                              1,357,500
                                                           ---------------------
                                                                   4,319,750
                                                           ---------------------

8    1-800-345-2021                           See Notes to Financial Statements

Veedot--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.8%
          20,000  Alfa Corporation                           $       641,200
          15,000  Allstate Corp.                                     596,100
          15,000  Berkley (W.R.) Corp.                               907,500
          10,000  Chubb Corp. (The)                                  767,000
          10,000  Cincinnati Financial Corp.                         468,550
          10,000  Everest Reinsurance Holdings, Inc.                 679,000
          25,000  Fidelity National Financial, Inc.                  771,250
          30,000  First American Financial Corp. (The)               663,000
          40,000  Horace Mann Educators Corp.                        958,000
           7,000  Mercury General Corp.                              350,000
          20,000  Old Republic International Corp.                   664,600
          15,000  PMI Group, Inc. (The)                            1,216,800
          30,000  Progressive Corp. (Ohio)                         1,725,000
                                                           ---------------------
                                                                  10,408,000
                                                           ---------------------

PUBLISHING -- 0.9%
          20,000  American Greetings Corp. Cl A                      355,000
          40,000  Journal Register Company(1)                        866,000
          40,000  Mail-Well, Inc.(1)                                 250,400
          30,000  Paxar Corp.(1)                                     501,000
          10,000  Scholastic Corp.(1)                                506,100
                                                           ---------------------
                                                                   2,478,500
                                                           ---------------------

RAILROADS -- 0.2%
          10,000  Union Pacific Corp.                                568,000
                                                           ---------------------

REAL ESTATE INVESTMENT TRUST -- 3.7%
          70,000  Annaly Mortgage Management, Inc.                 1,274,000
          45,000  Capital Automotive REIT                          1,089,000
          22,000  Capstead Mortgage Corp.                            495,000
          40,000  Entertainment Properties Trust                     926,000
          15,000  FBR Asset Investment Corp.                         493,650
          20,000  General Growth Properties, Inc.                    914,600
          30,000  Health Care Property Investors Inc.              1,224,900
          10,000  Healthcare Realty Trust Inc.                       303,000
          20,000  JP Realty, Inc.                                    527,800
          35,000  Lexington Corporate Properties Trust               554,750
          30,000  Mills Corp.                                        825,600
          35,000  New Plan Excel Realty Trust                        684,250
          15,000  Pennsylvania Real Estate
                      Investment Trust                               385,500
          10,000  Simon Property Group, Inc.                         337,500
                                                           ---------------------
                                                                  10,035,550
                                                           ---------------------

RESTAURANTS -- 3.2%
          10,000  Applebee's International Inc.                      390,450
          20,000  Bob Evans Farms, Inc.                              608,500
          40,000  Checkers Drive-In Restaurants, Inc.(1)             483,800
          30,000  Darden Restaurants, Inc.                         1,197,000
          15,000  IHOP Corp.(1)                                      545,250
          20,000  McDonald's Corp.                                   568,000
          15,000  Panera Bread Company(1)                          1,005,150
          40,000  Tricon Global Restaurants, Inc.(1)               2,522,400
          40,000  Wendy's International, Inc.                      1,496,000
                                                           ---------------------
                                                                   8,816,550
                                                           ---------------------

Shares                                                                Value
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 4.4%
          25,000  Actel Corp.(1)                             $       607,375
          40,000  Agilent Technologies, Inc.(1)                    1,202,000
          15,000  ATMI, Inc.(1)                                      458,100
          40,000  Bell Microproducts, Inc.(1)                        471,000
          25,000  Cohu, Inc.                                         700,125
          40,000  Conexant Systems, Inc.(1)                          408,200
          15,000  Elantec Semiconductor Inc.(1)                      620,025
          20,000  Entegris Inc.(1)                                   314,900
          20,000  Fairchild Semiconductor Corp.(1)                   538,800
          10,000  Intel Corp.                                        286,150
          15,000  International Rectifier Corp.(1)                   691,800
          20,000  Microchip Technology Inc.(1)                       889,600
         100,000  OmniVision Technologies, Inc.(1)                 1,184,500
          18,000  Power Integrations, Inc.(1)                        381,240
          60,000  Rainbow Technologies Inc.(1)                       508,800
          20,000  SanDisk Corp.(1)                                   328,000
          25,000  Silicon Laboratories Inc.(1)                       740,250
          25,000  Standard Microsystems Corp.(1)                     613,625
          30,000  Texas Instruments Inc.                             927,900
                                                           ---------------------
                                                                  11,872,390
                                                           ---------------------

SPECIALTY STORES -- 5.5%
          10,000  Autozone Inc.(1)                                   760,000
          15,000  Brown Shoe Company, Inc.                           305,250
          45,000  Circuit City Stores-Circuit City Group             970,200
          30,000  Dollar Tree Stores, Inc.(1)                      1,144,050
          40,000  Haverty Furniture Companies, Inc.                  756,000
          40,000  Hollywood Entertainment Corp.(1)                   825,200
          35,000  J. Jill Group Inc.(1)                            1,106,700
          15,000  Krispy Kreme Doughnuts, Inc.(1)                    572,700
          30,000  Linens 'n Things, Inc.(1)                        1,041,000
          60,000  Movie Gallery, Inc.(1)                           1,203,900
          35,000  Pep Boys-Manny, Moe & Jack (The)                   670,250
         200,000  PETsMART, Inc.(1)                                3,001,000
          25,000  Pier 1 Imports, Inc.                               598,750
          25,000  Sports Authority, Inc. (The)(1)                    318,500
          25,000  Tuesday Morning Corp.(1)                           666,750
          10,000  Ultimate Electronics Inc.(1)                       288,950
          20,000  Walgreen Co.                                       755,400
                                                           ---------------------
                                                                  14,984,600
                                                           ---------------------

TELEPHONE -- 0.3%
          40,000  IDT Corp.(1)                                       800,000
                                                           ---------------------

THRIFTS -- 2.6%
          30,000  Anchor Bancorp Wisconsin Inc.                      658,800
          20,000  Capitol Federal Financial                          508,900
          37,500  Dime Community Bancshares                          872,438
          15,000  Downey Financial Corp.                             796,800
          10,000  Fidelity Bankshares, Inc.                          215,000
          30,000  Roslyn Bancorp, Inc.                               690,450
          70,000  Staten Island Bancorp Inc.                       1,396,500
          40,000  Washington Federal, Inc.                         1,044,600

See Notes to Financial Statements                  www.americancentury.com    9

Veedot--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

          10,000  Webster Financial Corporation              $       395,850
          20,000  Westcorp                                           599,800
                                                           ---------------------
                                                                   7,179,138
                                                           ---------------------

TOBACCO -- 0.4%
          30,000  UST Inc.                                         1,194,000
                                                           ---------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 0.6%
          25,000  Airborne, Inc.                                     518,500
           5,000  Landstar System, Inc.(1)                           488,650
          10,000  United Parcel Service, Inc. Cl B                   600,400
                                                           ---------------------
                                                                   1,607,550
                                                           ---------------------

WIRELESS TELECOMMUNICATIONS -- 0.4%
          60,000  Nextel Communications, Inc.(1)                     331,500
          30,000  Sprint Corp.-PCS Group(1)                          336,300
          20,000  UTStarcom Inc.(1)                                  490,100
                                                           ---------------------
                                                                   1,157,900
                                                           ---------------------

TOTAL COMMON STOCKS                                              246,507,413
                                                           ---------------------
   (Cost $216,684,677)

Principal Amount                                                    Value
--------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS -- 9.2%

    Repurchase Agreement, Salomon Smith
       Barney, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.78%,
       dated 4/30/02, due 5/1/02
       (Delivery value $12,800,633)                             $ 12,800,000
     $12,100,000  SLMA Discount Notes,
                      1.79%, 5/1/02(2)                            12,100,000
                                                           ---------------------

TOTAL TEMPORARY CASH INVESTMENTS                                  24,900,000
                                                           ---------------------

   (Cost $24,900,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $271,407,413
                                                           =====================
   (Cost $241,584,677)

NOTES TO SCHEDULE OF INVESTMENTS

SLMA = Student Loan Marketing Association

(1) Non-income producing.

(2) Rate disclosed is the yield to maturity at purchase.

10    1-800-345-2021                          See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

ASSETS

Investment securities, at value
  (identified cost of $241,584,677) (Note 3) .............      $271,407,413
Cash .....................................................         1,065,674
Receivable for investments sold ..........................        17,693,737
Dividends and interest receivable ........................            86,945
                                                           ---------------------
                                                                 290,253,769
                                                           ---------------------

LIABILITIES
Payable for investments purchased ........................        27,123,396
Accrued management fees (Note 2) .........................           320,485
                                                           ---------------------
                                                                  27,443,881
                                                           ---------------------

NET ASSETS ...............................................      $262,809,888
                                                           =====================

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................      $371,080,256
Accumulated net investment loss ..........................          (493,039)
Accumulated net realized loss on investment transactions .      (137,600,065)
Net unrealized appreciation on investments (Note 3) ......        29,822,736
                                                           ---------------------
                                                                $262,809,888
                                                           =====================

INVESTOR CLASS, $0.01 PAR VALUE
Net assets ...............................................      $251,740,567
Shares outstanding .......................................        52,611,883
Net asset value per share ................................             $4.78

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets ...............................................       $11,069,321
Shares outstanding .......................................         2,305,941
Net asset value per share ................................             $4.80

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    11

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

INVESTMENT LOSS
INCOME:
Dividends ...............................................        $ 1,340,110
Interest ................................................             41,822
                                                           ---------------------
                                                                   1,381,932
                                                           ---------------------

EXPENSES (Note 2):
Management fees .........................................          1,873,949
Directors' fees and expenses ............................              1,022
                                                           ---------------------
                                                                   1,874,971
                                                           ---------------------

NET INVESTMENT LOSS .....................................           (493,039)
                                                           ---------------------

REALIZED AND UNREALIZED GAIN (NOTE 3)
Net realized gain on investment transactions ............          6,235,584
Change in net unrealized appreciation on investments ....         19,533,443
                                                           ---------------------

NET REALIZED AND UNREALIZED GAIN ........................         25,769,027
                                                           ---------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....        $25,275,988
                                                           =====================

                                              See Notes to Financial Statements
12    1-800-345-2021                 See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2001

INCREASE IN NET ASSETS
                                                2002                 2001
                                                ----                 ----
OPERATIONS
Net investment loss ...................    $   (493,039)        $   (261,182)
Net realized gain (loss) ..............       6,235,584          (62,363,141)
Change in net unrealized appreciation .      19,533,443          (32,954,380)
                                        -------------------  -------------------
Net increase (decrease) in net
  assets resulting from operations ....      25,275,988          (95,578,703)
                                        -------------------  -------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets from
  capital share transactions ..........      (3,233,752)         (28,001,170)
                                        -------------------  -------------------

NET INCREASE (DECREASE) IN NET ASSETS .      22,042,236         (123,579,873)

NET ASSETS
Beginning of period ...................     240,767,652          364,347,525
                                        -------------------  -------------------
End of period .........................    $262,809,888         $240,767,652
                                        ===================  ===================

Accumulated net investment loss .......    $   (493,039)                  --
                                        ===================  ===================

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    13

Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund generally invests in companies with small, medium, and large market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of April 30, 2002.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively. There were no open futures contracts at April 30, 2002.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
treasury or agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $140,576,731 (expiring in 2008 through 2009), which may be used to offset future taxable realized gains.

14    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. For the six months ended April 30, 2002, the effective annual management fee for the Investor Class and Institutional Class was 1.50% and 1.30%, respectively.

  The annual management fee schedule for each class of shares is as follows:

                                   INVESTOR     ADVISOR     INSTITUTIONAL
                                    CLASS        CLASS          CLASS
                                    -----        -----          -----
FUND AVERAGE NET ASSETS
First $500 million ...............  1.50%        1.25%          1.30%
Next $500 million ................  1.45%        1.20%          1.25%
Over $1 billion ..................  1.40%        1.15%          1.20%

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted the
Master Distribution and Shareholder Services Plan (the plan) for the Advisor
Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the
Advisor Class will pay American Century Investment Services, Inc. (ACIS) an
annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%.
The fees are computed daily and paid monthly based on the Advisor Class average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred for the
Advisor Class because it had not commenced as of April 30, 2002.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended April 30, 2002, the fund invested in a money market fund for temporary purposes that was managed by J.P. Morgan Investment
Management Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The fund also has a bank line of credit agreement with JPM (See Note 5).

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2002, were $369,959,351 and
$387,497,726, respectively.

    On April 30, 2002, accumulated net unrealized appreciation was $26,563,819, based on the aggregate cost of investments for federal income tax purposes of
$244,843,594, which consisted of unrealized appreciation of $32,050,456 and unrealized depreciation of $(5,486,637).

                                                  www.americancentury.com    15

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                SHARES             AMOUNT
                                                ------             ------
INVESTOR CLASS
SHARES AUTHORIZED .......................     200,000,000
                                           ================
SIX MONTHS ENDED APRIL 30, 2002
Sold ....................................       2,025,536        $   9,539,466
Redeemed ................................      (2,899,212)         (13,141,197)
                                           ----------------     ----------------
Net decrease ............................        (873,676)       $  (3,601,731)
                                           ================     ================

YEAR ENDED OCTOBER 31, 2001
Sold ....................................       3,512,971         $ 18,182,690
Redeemed ................................      (9,463,247)         (47,175,021)
                                           ----------------     ----------------
Net increase ............................      (5,950,276)        $(28,992,331)
                                           ================     ================

ADVISOR CLASS
SHARES AUTHORIZED .......................      50,000,000
                                           ================

INSTITUTIONAL CLASS
SHARES AUTHORIZED .......................      50,000,000
                                           ================
SIX MONTHS ENDED APRIL 30, 2002
Sold ....................................         333,348          $ 1,559,013
Redeemed ................................        (257,865)          (1,191,034)
                                           ----------------     ----------------
Net increase ............................          75,483          $   367,979
                                           ================     ================

YEAR ENDED OCTOBER 31, 2001
Sold ....................................       1,221,447          $ 6,194,863
Redeemed ................................      (1,053,366)          (5,203,702)
                                           ----------------     ----------------
Net increase ............................         168,081          $   991,161
                                           ================     ================

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2002.

16    1-800-345-2021

Veedot--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                 Investor Class
                                                       2002(1)        2001         2000(2)
                                                       -------        ----         -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ..............    $4.32         $5.92         $5.00
                                                    -----------   -----------   -----------
Income From Investment Operations
  Net Investment Loss(3) ..........................    (0.01)         --(4)        (0.06)
  Net Realized and Unrealized Gain (Loss) .........     0.47         (1.60)         0.98
                                                    -----------   -----------   -----------
  Total From Investment Operations ................     0.46         (1.60)         0.92
                                                    -----------   -----------   -----------
Net Asset Value, End of Period ....................    $4.78         $4.32         $5.92
                                                    -----------   -----------   -----------
  TOTAL RETURN(5) .................................    10.65%       (27.03)%       18.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .    1.50%(6)       1.50%        1.50%(6)
Ratio of Net Investment Loss to Average Net Assets   (0.40)%(6)     (0.09)%      (0.92)%(6)
Portfolio Turnover Rate ...........................       149%         410%           250%
Net Assets, End of Period (in thousands) ..........   $251,741     $231,108       $352,130

(1) Six months ended April 30, 2002 (unaudited).

(2) November 30, 1999 (inception) through October 31, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    17

Veedot--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                     Institutional Class

                                                               2002(1)        2001        2000(2)
                                                               -------        ----        -------

PER-SHARE DATA
Net Asset Value, Beginning of Period .....................     $4.33         $5.92         $6.12
                                                            ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ........................      --(4)         0.01         (0.01)
  Net Realized and Unrealized Gain (Loss) ................      0.47         (1.60)        (0.19)
                                                            ----------    ----------    ----------
  Total From Investment Operations .......................      0.47         (1.59)        (0.20)
                                                            ----------    ----------    ----------
Net Asset Value, End of Period ...........................     $4.80         $4.33         $5.92
                                                            ==========    ==========    ==========
  TOTAL RETURN(5) ........................................     10.85%       (26.86)%       (3.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ........    1.30%(6)        1.30%       1.30%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (0.20)%(6)        0.11%     (0.52)%(6)
Portfolio Turnover Rate ..................................       149%          410%        250%(7)
Net Assets, End of Period (in thousands) .................    $11,069        $9,659       $12,218

(1) Six months ended April 30, 2002 (unaudited).

(2) August 1, 2000 (commencement of sale) through October 31, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period November 30, 1999 (inception of fund) through
    October 31, 2000.

                                              See Notes to Financial Statements
18    1-800-345-2021                 See Glossary for a Definition of the Table

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    No shares of Advisor Class had been sold as of April 30, 2002.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                  www.americancentury.com    19

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY VEEDOT is a non-diversified fund, which uses a systematic, highly disciplined investment process, relying heavily on quantitative tools to identify attractive investment opportunities. It is designed to identify companies, regardless of size or industry type, whose growth is accelerating and whose share price patterns suggest their stocks are likely to increase in value.

     Due to the sector focus of this fund, it may experience greater volatility than funds with a broader investment strategy. It is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX, a market-value weighted index, consists of 400 domestic stocks chosen for market size, liquidity, and industry group presentation.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization.

     The WILSHIRE 5000 TOTAL MARKET INDEX measures the performance of all U.S.
headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The
Wilshire 5000 base is its December 31, 1980 capitalization of $1,404,596 billion. Therefore, the index is an excellent approximation of dollar changes in the U.S. equity market. The Wilshire 5000 is the best measure of the entire U.S.
stock market.

PORTFOLIO MANAGERS

  Veedot
===============================
       JIM STOWERS III
       JOHN SMALL, JR.

20    1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 17-18.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION -- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.
Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.4 billion. This is Lipper's market capitalization breakpoint as of
April 30, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $10.4 billion. This is Lipper's market capitalization breakpoint as of April 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                  www.americancentury.com    21

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

22    1-800-345-2021

Notes
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                                                  www.americancentury.com    23

Notes
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24    1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*  While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
   December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

** These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of rowers]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0206                              American Century Investment Services, Inc.
SH-SAN-29921S                     (c)2002 American Century Services Corporation